As filed with the Securities and Exchange Commission on April 11, 1997
                            Registration No. 33-90888
                                    811-9010
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |_|
                         Pre-Effective Amendment No. |_|
                       Post-Effective Amendment No. 2 |X|
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 4 |X|

                          TRANSAMERICA INVESTORS, INC.
                           (Exact Name of Registrant)

                     1150 South Olive, Los Angeles, CA 90015
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (213) 742-2111

Name and Address of Agent for Service:

Reid A. Evers, Esquire
Second Vice President, Assistant General Counsel
Transamerica Occidental Life Insurance Company
1150 South Olive
Los Angeles, CA  90015

                    Approximate date of proposed sale to the
            public: As soon as practicable after effectiveness of the
                             Registration Statement.

The Registrant has previously filed a declaration of indefinite registration of its hsares pursuant to Rule 24F-2 under the Investment Company Act of 1940. The Form 24F-2 for the year ended December 31, 1996 was filed on February 25, 1997.

         It                is proposed  that this filing will become  effective:
                           |_| immediately upon filing pursuant to paragraph (b) |_| on April 29, 1996 pursuant to paragraph (b) |_| 60 days after filing pursuant to paragraph (a)(i) |_| on ________________ pursuant to paragraph (a)(i) |X| 75 days after filing pursuant to paragraph (a)(i) |_| on ________________ pursuant to paragraph (a)(ii) of Rule 485
         If appropropriate, check the following box:
                           |_| this   Post-Effective   Amendment
                               designates a new  effective  date
                               for    a     previously     filed
                               Post-Effective Amendment.

                          TRANSAMERICA INVESTORS, INC.

                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 481(a)
 N-1A
Item No.                                                               Caption
PART A            INFORMATION REQUIRED IN A PROSPECTUS

1.       Cover Page                                                                     Cover Page

2.       Synopsis                                                               Summary of Fund Expenses

3.       Condensed Financial InformationNot Applicable

4.       General Description of Registrant                                                       The Funds at a Glance
                                                                          A General Discussion about Risk
                                                                                     General Information
                                                                             The Premier Portfolios in Detail
                                                                                             Investment Adviser and Administrator

5.       Management of the Fund                                                         The Management Team
                                                                            Investment Adviser and Portfolio Manager Services
                                                                                                  General Information

5A.      Management's Discussion of Performance                                                  Not Applicable

6.       Capital Stock and Other Securities                                                      The Management Team
                                                                                     Shareholder Services

                                                                                 Dividends and Capital Gains
                                                                                     What About Taxes?
                                                                                      General Information

7.       Purchase of Securities Being Offered                                                    Opening Your Account
                                                                                     How to Buy Shares
                                                                                     Shareholder Services
                                                                                     General Information
                                                                                      Share Price
                                                                                Other Investor Requirements and Services

8.       Redemption or Repurchase                                                       How to Sell Shares

9.       Pending Legal Proceedings                                                      General Information







PART B   INFORMATION REQUIRED IN THE
                  STATEMENT OF ADDITIONAL INFORMATION

N-1A
Item No.                                                                                     Caption
10.      Cover Page                                                                     Cover Page

11.      Table of Contents                                                                       Table of Contents

12.      General Information and History                                                                  Not Applicable

13.      Investment Objectives and Policies                                             Investment Objectives and Policies
                                                                                        Investment Restrictions

14.      Management of the Registrant                                                   Management of the Company
                                                                                       Investment Advisory and Other Services

15.      Control Persons and Principal
           Holders of Securities                                                        Management of the Company

16.      Investment Advisory and
           Other Services                                                             Investment Advisory and Other Services

17.      Brokerage Allocation and Other
           Practices                                                                             Brokerage Allocation

18.      Capital Stock and Other Securities                                                               Purchase and Redemption of
                                                                                                          Shares

19.      Purchase, Redemption and Pricing
           of Securities Being Offered                                                           Purchase and Redemption of
                                                                                                 Shares

20.      Tax Status                                                                     Taxes

21.      Underwriters                                                                   Management of the Company

22.      Calculation of Performance Data                                                                  Performance Information

23.      Financial Statements                                                           Not Applicable

PART C   OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

                                     PART B
          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL
INFORMATION

                                       C-1
                                     PART C
                                OTHER INFORMATION

                            Prospectus: June 30, 1997

                           Transamerica Premier Funds
                         Premier Aggressive Growth Fund
                                 Investor Class


Your guide This guide (the "Prospectus") will provide you with helpful insights and details about the Investor Class of shares of the Transamerica Premier Aggressive Growth Fund (the "Fund"). It is intended to give you what you need to know before investing. Please read it carefully and save it for future reference.

The Fund at a Glance The Transamerica Premier Aggressive Growth Fund seeks to maximize long-term growth of capital. The Fund primarily invests in common stocks selected for their growth potential resulting from growing franchises protected by high barriers to competition. Under normal conditions, the Fund will normally invest at least 65% of its total assets in a non-diversified portfolio of domestic equity securities of any size, which may include securities of larger more established companies and/or smaller emerging companies selected for their growth potential. The remainder may be invested in a variety of debt and equity securities, including high-yield ("junk") bonds and derivatives. There can be no assurance that the Fund will achieve its investment objective.

Shares
Fund shares are available on a no-load basis directly to individuals, companies, Pension and Retirement Savings Programs, and other institutional investors from Transamerica Securities Sales Corporation ("TSSC"), the Distributor. For a listing of applicable Pension and Retirement Savings Programs, see "Pension and Retirement Savings Programs" on page XX.

Transamerica Investors Transamerica Investors, Inc. (also referred to as the Company or we, us, or our) is an open-end, management investment company. We are a mutual fund company that offers a number of portfolios, known collectively as the Transamerica Premier Funds. In addition to the Transamerica
 Premier Aggressive Growth Fund,
the Transamerica Premier Funds include:

         The Transamerica Premier Small Company Fund The Transamerica Premier Equity Fund The Transamerica Premier Index Fund The Transamerica Premier Bond Fund The Transamerica Premier Balanced Fund The Transamerica Premier Cash Reserve Fund

Each of these Funds is described in a separate prospectus. The minimum investment is $1,000 per Fund, or less in certain instances. See "Minimum Investments" on page XX.

For additional information or details about any of the Transamerica Premier Funds (including ordering a prospectus), you can call 1-800-89-ASK-US (1-800-892-7587), or write to Transamerica Investors, P.O. Box 9232, Boston, Massachusetts 02205-9232. A free Statement of Additional Information (the "SAI"), which has been filed with the Securities and Exchange Commission, is available by calling the above number. The SAI is a part of this Prospectus by reference.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR FDIC OR OTHER AGENCIES. LIKE ALL MUTUAL FUND SHARES, THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

The Fund at a Glance                                                   3
Summary of Fund Expenses                                      6
The Management Team                                           14
The Fund In Detail                                                     15
A General Discussion About Risk                                        27
Investment Procedures and Risk
Considerations for the Fund                                   28
Shareholder Services                                                   35
         Opening Your Account                                          36
         How to Buy Shares                                    37
         How to Sell Shares                                            39
         How to Exchange Shares                                        43
         Other Investor Requirements and Services             44
Dividends and Capital Gains                                   46
What About Taxes?                                                      47
Share Price                                                            48
Investment Adviser and Administrator                          50
General Information                                                    52

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

Summary of Fund Expenses
This table is designed to help you understand the costs of investing in the Fund. These are expected expenses of the Fund for its first year of operation. Actual expenses may be more or less than those shown.

Transaction Expenses
Sales Charge on Purchases1                                             None
Redemption Fee                                                         None
Sales Charge on Reinvested Dividends                                   None
Exchange Fee                                                           None
Contingent Deferred Sales Charge                                       None

Estimated Annual Fund Operating Expenses (as a percent of average net assets)

Transamerica Premier Aggressive Growth Fund
Adviser Fee (after waiver)2                                   0.85%
12b-1 Fee3                                                    0.25%
Other Expenses After Reimbursement4                           0.20%

Total Operating Expenses After Waiver and Reimbursement5      1.30%

Example
Using the previous tables of transaction expenses and operating expenses,6 you would pay the following expenses based on a $1,000 investment. The expenses shown assume a 5% annual return. The expenses are the same whether or not you redeem your shares at the end of each time period. We may assess an annual fee against accounts used as IRA's or SEP's. For more information on this fee, see "IRA Accounts" on page 36.

Transamerica Premier Fund  1 Year       3 Years  5 Years  10 Years
----------------------------------------------------------------------
Aggressive Growth          $13        $41         $71        $157

THE INFORMATION CONTAINED IN THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. THE
ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

The example shown above assumes that the Investment Adviser and/or Administrator will limit the Fund's annual operating ratio to 1.30%. Without any fee waiver or expense reimbursement, the estimated total operating expenses for the first year would be 1.73% based on $50 million of assets. In addition, the 5% hypothetical return is used for illustrative purposes only and should not be interpreted as an estimate of the Fund's annual return, as there can be no guarantee of the Fund's future performance.


1. Although there is no sales charge, there is a 12b-1 fee. Over a long period of time, the total amount of 12b-1 fees paid may exceed the amount of another fund's sales charges.
2. See "Adviser Fee" on page XX..
3. 12b-1 fees cover costs of advertising and marketing the Fund. For more information on 12b-1 fees, see
"Distribution Plan" on page XX.
4. "Other Expenses" are those incurred after any reimbursements to the Fund by the Administrator. See "The
Management Team" on page XX. Other expenses include expenses not covered by the
 Adviser Fee or the 12b-1 fee. See
"Distribution Plan" on page XX.
5. "Total Operating Expenses" include adviser fees, 12b-1 fees, and other expenses that the Fund incurs. The Investment Adviser has agreed to waive that part of its Adviser Fee and the Administrator has agreed to assume any other operating expenses for the Fund, other than certain extraordinary or non-recurring expenses, which together exceed a specified percentage of the average daily net assets of the Fund. The specified percentage is 1.30% for the Transamerica Premier Aggressive Growth Fund. The Administrator may, from time to time, assume additional expenses. Fee waivers and expense assumption arrangements, which may be terminated at any time without notice, will increase the Fund's yield. 6. The expenses in the example assume no fees for IRA or SEP accounts.

The Management Team
Responsibility for the management and supervision of the Company and the Transamerica Premier Funds rests with the Board of Directors of the Company (the "Board"). The Investment Adviser and the Administrator are subject to the direction of the Board.

The Fund's Investment Adviser is Transamerica Investment Services, Inc. (the "Investment Adviser"), 1150 South Olive Street, Los Angeles, California 90015. The Investment Adviser's duties include, but are not limited to: (1) supervising and managing the investments of the Fund and directing the purchase and sale of its investments; and (2) ensuring that investments follow the Fund's investment objective, strategies, and policies and comply with government regulations.

The Investment Adviser has been in the investment advisory business since 1967 and currently manages approximately $32 billion of discretionary assets for various clients including corporations, pension plans, 401(k) plans, and other institutional investors.

The Fund's Administrator is Transamerica Occidental Life Insurance Company (the "Administrator"), 1150 South Olive Street, Los Angeles, California 90015. The Administrator's duties include, but are not limited to: (1) providing the Fund with administrative and clerical services, including the maintenance of the Fund's books and records; (2) registering the Fund shares with the Securities and Exchange Commission (the "SEC") and with those states and other jurisdictions where its shares are offered or sold and arranging periodic updating of the Funds' prospectus; (3) providing proxy materials and reports to Fund shareholders and the SEC; and (4) providing the Fund with adequate office space and all necessary office equipment and services.

Transamerica Occidental Life Insurance Company is a wholly-owned subsidiary of Transamerica Insurance Corporation of California. Both Transamerica Insurance Corporation of California and Transamerica Investment Services, Inc. are wholly-owned subsidiaries of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111, one of the nation's largest financial services companies. For more information on Fund management, see "Investment Adviser and Administrator" on page XX.

The Fund in Detail
Fund Objective
The Transamerica Premier Aggressive Growth Fund seeks to maximize long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Fund Policies
Under normal conditions, the Fund will normally invest at least 65% of its total assets in a non-diversified portfolio of domestic equity securities of any size, which may include securities of larger more established companies and/or smaller emerging companies selected for their growth potential.

Fund Strategy and Types of Securities
The Fund primarily invests in domestic common stocks selected for their growth potential resulting from growing franchises protected by high barriers to competition. The Fund may invest to a lesser degree in other types of domestic and foreign securities, including preferred stock, warrants, convertible securities and debt securities. Debt securities that the Fund may purchase include investment grade and non-investment grade corporate bonds and debentures, government securities, mortgage and asset-backed securities, zero coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit, and repurchase agreements. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. The Fund may use a variety of investment techniques, including derivatives and short sales.

The Fund may invest without limit in foreign equity and debt securities, however, the Investment Adviser currently does not intend to do so.

For  additional   information  on  specific  types  of  securities,   investment
techniques, and their risks, see "Investment Procedures and Risk Considerations" on page XX.

Investment Process
The Fund is constructed one stock at a time. Although themes may emerge in the Fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Each company passes through a research process and stands on its own merits as a viable investment in the Investment Adviser's opinion. The Investment Adviser's research is designed to identify companies with growing franchises protected by high barriers to competition with potential for improvement in profitability and acceleration of growth.

The Investment Adviser tries to keep the Fund fully invested under normal market conditions. When the Investment Adviser determines that market conditions warrant, the Fund may invest without limit in cash and cash equivalents

General Investment Policies

In investing its portfolio assets, the Fund will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Some Points To Consider When Investing
Since the Fund invests primarily in common stocks, its investments are subject to stock market price volatility. Price volatility means that stock prices can go up or down due to a variety of economic and market conditions.

Since the Fund, as a non-diversified investment company portfolio, could invest in a smaller number of individual issuers than a diversified investment company, the value of the Fund's investments could be more affected by any single adverse occurrence than would the value of the investments of a diversified investment company. However, it is the policy of the Fund to attempt to reduce its overall exposure to risk from declines in individual securities by spreading its investments over many different companies and a variety of industries.

The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

The Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth. Because of the uncertainty associated with common stock investments, the Fund is intended to be a long-term investment.

What is Fundamental?
The investment objectives given for the Fund are fundamental. This means they can be changed only with the approval of the majority of shareholders. We can give you no assurance that these objectives will be met. Many of the strategies and policies are not fundamental. This means strategies and policies can be changed by the Board without your approval.

If any investment objectives of the Fund changes, you should decide if the Fund still meets your financial needs. More information about this is in the Statement of Additional Information.

A General Discussion About Risk
It's important for you to understand the risks inherent in investing in different kinds of funds. All investments are subject to risk. Even money you hide in your mattress is subject to the risk that inflation may erode its value. The Fund is subject to the following risks:

Market or Price Volatility Risk For stocks, this refers to the up and down price fluctuations, or volatility, caused by changing conditions in the financial markets. Stock funds are more subject to this risk than money market and bond funds.

Financial or Credit Risk For stocks and other equity securities, financial risk comes from the possibility that current earnings of the stock company will fall or that overall financial circumstances will decline. Either of these could cause the security to lose its value. Stock funds are more subject to this risk than funds with government or high quality bonds. For more information, see "High-Yield ('Junk') Bonds" on page XX.

Current Income Risk The Fund receives income, either as interest or dividends, from the securities in which it has invested. The Fund pays out substantially all of this income to its shareholders as dividends. See the footnote for "What About Taxes?" on page XX. The dividends paid out to shareholders are called current income. Current income risk means how much and how quickly overall interest rate or dividend rate changes on income received by the Fund affects its ability to maintain the current level of income paid to shareholders.

Inflation or Purchasing Power Risk Inflation risk is the uncertainty that your invested dollars may not buy as much in the future as they do today. Stocks are less subject to this risk than longer-maturity bonds.

Sovereign Risk Sovereign risk is the potential loss of assets or earning power due to government actions, such as taxation, expropriation, or regulation. Funds with large investments overseas or funds with tax-advantaged investments are more subject to this risk.

More in-depth information about risk is provided in the following section and in the Statement of Additional Information.

Investment Procedures and Risk Considerations
Buying and Selling Securities In general, we purchase and hold securities for the Fund for capital growth. However, we ordinarily buy and sell securities whenever we think it is appropriate in order to achieve the Fund's investment objective. Fund changes can result from liquidity needs, securities reaching a price objective, anticipated changes in interest rates, a change in the creditworthiness of an issuer, or from general financial or market developments. Because investment changes usually are not tied to the length of time a security has been held, a significant number of short-term transactions may result.

We may sell one security and simultaneously purchase another of comparable quality. We may simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields. Or we may purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in these decisions. However, certain tax considerations can restrict our ability to sell securities in some circumstances when the security has been held for less than three months. Increased turnover results in higher costs. These costs result from brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. This can result in the acceleration of taxable gains.

Turnover will not be a consideration in the management of the Fund. The Investment Adviser buys and sells securities for the Fund whenever it believes it is appropriate to do so.

We cannot predict precisely the turnover rates for the Fund, but we expect that the annual turnover rates will generally not exceed 50% for the Fund. A 100% annual turnover rate would occur if all of the Fund's securities were replaced one time during a one year period. Short-term gains realized from turnover are taxable to shareholders as ordinary income, except for shares held in special tax-qualified accounts (such as IRA's or employer sponsored pension plans). In addition, higher turnover rates can result in corresponding increases in brokerage commissions and other transaction costs. We generally will not consider turnover rates in making investment decisions on behalf of the Fund consistent with the Fund's investment objective and policies.

For more information, see "What About Taxes?", on page XX, and the Statement of Additional Information.

Securities Lending As a way to earn additional income, we may lend Fund securities to creditworthy persons not affiliated with the Fund. Such loans must be secured by cash collateral or by irrevocable letters of credit maintained on a current basis in an amount at least equal to the market value of the securities loaned. During the existence of the loan, we must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. We must have the right to call the loan and obtain the securities loaned at any time on three days notice. This includes the right to call the loan to enable us to execute shareholder voting rights. Such loans cannot exceed one-third of the Fund's net assets taken at market value. Interest on loaned securities cannot exceed 10% of the annual gross income of the Fund (without offset for realized capital gains). The lending policy described in this paragraph is a fundamental policy that can be changed only by a vote of a majority of shareholders.

Lending securities to broker-dealers and institutions could result in a loss or a delay in recovering the Fund's securities.

Borrowing We can borrow money from banks or engage in reverse repurchase agreements, for temporary or emergency purposes. We can borrow up to one-third of the Fund's total assets. To secure borrowings, we can mortgage or pledge securities in an amount up to one-third of the Fund's net assets. If we borrow money, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund will not make any additional investments, other than through reverse repurchase agreements, while the level of borrowing exceeds 5% of the Fund's total assets. For more information on reverse repurchase agreements see the "Reverse Repurchase Agreements and Leverage" section below.

Small Capitalization Stocks We can purchase securities of small companies. The securities of smaller companies are usually less actively followed by analysts and may be undervalued by the market, which can provide significant opportunities for Capital appreciation; however, the securities of such smaller companies may also involve greater risks and may be subject to more volatile market movements than securities of larger, more established companies. The securities of small companies are often traded in the over-the counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small companies are likely to be subject to more abrupt or erratic market movements than securities of larger, more established companies.

Over-The-Counter-Market The Fund may invest in over-the-counter stocks. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. Low trading volumes may make it difficult to find a buyer or seller for the securities of some companies. This will have an effect on the purchase or selling price of a stock.

Special Situations The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a merger proposal or buyout, a leveraged recapitalization, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Repurchase Agreements We may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time we purchase an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Since the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. Our risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, our expected proceeds could be delayed, or we could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. We have established procedures to evaluate the creditworthiness of parties making repurchase agreements.

We will not invest in repurchase agreements maturing in more than seven days, if that would result in more than 10% of the Fund's net assets being so invested when taking into account the remaining days to maturity of our existing repurchase agreements.

Reverse Repurchase Agreements and Leverage We may enter into reverse repurchase agreements with Federal Reserve member banks and U.S. securities dealers from time to time. In a reverse repurchase transaction we sell securities and simultaneously agree to repurchase them at a price which reflects an agreed-upon rate of interest. We will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

Reverse repurchase agreements are a form of leverage which increases the opportunity for gain and the risk of loss for a given change in market value. In addition, the gains or losses will cause the net asset value of the Fund's shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities, if the opposite party has financial difficulties.

The Fund's obligations under all borrowings, including reverse repurchase agreements, will not exceed one-third of the Fund's net assets.

When-Issued Securities We may sometimes purchase new issues of securities on a when-issued basis. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. The market price of the securities at the time of delivery may be higher or lower than those contracted for on the when-issued security, and there is some risk the transaction may not be consummated. We maintain a segregated account for the Fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments.

Short Sales We may sell securities which we do not own, or intend to deliver to the buyer if we do own ("sell short") if, at the time of the short sale, we own or have the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow us to hedge against price fluctuations by locking in a sale price for securities we do not wish to sell immediately.

We may make a short sale when we want to sell a security we own at a current attractive price. This allows us to postpone a gain or loss for federal income tax purposes and to satisfy certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, (the "Code"). We will make short sales only if the total amount of all short sales does not exceed 10% of the Fund. This limitation can be changed at any time.

Municipal Obligations We may invest in municipal obligations for the Fund. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer's future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features which enable us to demand payment from the issuer or a financial intermediary on short notice.

High-Yield ("Junk") Bonds High-yield bonds (commonly called "junk" bonds) are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk. Credit risk is the risk that the issuer of the bonds will not be able to make interest or principal payment on time. If this happens, we would lose some of our income, and we could expect a decline in the market value of the securities affected. We need to carefully analyze the financial condition of companies issuing junk bonds. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuers' unique financial situations, and the bonds' coupon than to small changes in the level of interest rates. But during an economic downturn or a period of rising interest rates, highly leveraged companies can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.

We may also invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain municipalities may decide not to pay the cost of getting a rating for their bonds. We analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, to determine whether to purchase unrated municipal bonds.

Unrated debt securities will be included in the 35% limit on non-investment grade debt of the applicable Funds, unless we deem such securities to be the equivalent of investment grade securities. See "Summary of Bond Ratings" on page XX and in the Statement of Additional Information for a description of bond rating categories.

Foreign Securities Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign Fund transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Options, Futures, and Other Derivatives We may use options, futures, forward contracts, and swap transactions ("derivatives") for the Fund. We may seek to protect the Fund against potential unfavorable movements in interest rates or securities' prices by investing in derivatives. If those markets do not move in the direction we anticipate, we could suffer investment losses.

We may purchase, or we may write, call or put options on securities or on indexes ("options"). We may also enter into interest rate or index futures contracts for the purchase or sale of instruments based on financial indexes ("futures contracts"), options on futures contracts, forward contracts, and interest rate swaps and swap-related products. We use these instruments primarily to adjust the Fund's exposure to changing securities prices, interest rates, or other factors that affect securities values. This is an attempt to reduce the overall investment risk.

Risks in the use of these derivatives include, in addition to those referred to above: a) the risk that interest rates and securities prices do not move in the directions being hedged against, in which case the Fund has incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; b) imperfect correlation between the price of derivatives and the movements of the securities' prices or interest rates being hedged; c) the possible absence of a liquid secondary market for any particular derivative at any time; d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences.

More information on derivatives is contained in the Statement of Additional Information.

Mortgage-Backed and Asset-Backed Securities We may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are generally pools of many individual mortgages or other loans. Part of the cash flow of these securities is from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments is difficult to predict, creating "prepayment risk." For example, prepayments on Government
National Mortgage Association ("GNMA's") are more likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, we may be required to invest these proceeds at a lower interest rate, causing us to earn less than if the prepayments had not occurred. Prepayments are more likely to decrease during periods of rising interest rates, causing the expected average life to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise.

Zero Coupon Bonds We may invest in zero coupon bonds and strips. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from face value. A single lump sum which represents both principal and interest is paid at maturity. Strips are debt securities whose interest coupons are taken out and traded separately after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of zero coupon bonds and strips generally is more sensitive to interest rate fluctuations than interest-paying securities of comparable term and quality.

Illiquid Securities We may invest up to 15% of the Fund's net assets in securities that are illiquid. Securities are considered illiquid when there is no readily available market or when they have legal or contractual restrictions. Repurchase agreements which mature in more than seven days are included as illiquid securities. It may be difficult for us to sell these investments quickly for their fair market value.

Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors under Rule 144A may not be considered illiquid. This is provided that a dealer or institutional trading market exists. The institutional trading market is relatively new. Liquidity of the Fund's investments could be impaired if trading for these securities does not further develop or declines. The Investment Adviser determines the liquidity of Rule 144A securities under guidelines approved by the Board.

Variable Rate, Floating Rate, or Variable Amount Securities We may invest in variable rate, floating rate, or variable amount securities for the Fund. These are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. They are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Investments in Other Investment Companies We may invest up to 10% of the Fund's total assets in the shares of other investment companies, but only up to 5% of its assets in any one other investment company. In addition, we cannot purchase more than 3% of the securities of any one investment company for the Fund. We intend to keep these investments to a minimum.


Shareholder Services
Our goal is to make your investment in the Fund, and the ongoing account servicing, as simple as possible by offering the following shareholder services:

      Simple application form with service representatives to assist you. Purchases, exchanges and redemptions by phone.
      Purchases and redemptions by wire.
      Automatic Investment Plan - you designate an amount of $50 or more to be automatically withdrawn from your checking, savings or other bank account and deposited into the Fund you select.
      Automatic  Exchange  Plan  -  allows  you  to  specify  an  amount  to  be automatically withdrawn from one Fund and deposited into another Transamerica Premier Fund on a regular basis, once or twice a month.
      Automatic Income Plan - you can receive automatic monthly payments from your Fund account to your checking or savings account.
      Automatic investment of dividends. Uniform Gifts to Minors (UGMA or UTMA). Transmission of redemption proceeds by electronic funds transfer. Individual Retirement Account (IRA) - we will administer your IRA.

Opening Your Account
To open an account, complete the application and send it to us with a check, money order, or wire for the amount you want to invest. Mail the application to:

         Transamerica Investors
         P.O. Box 9232
         Boston, MA 02205-9232

If you need help in filling out your application, call one of our customer service representatives at 1-800-89-ASK-US. We will walk you through the application and help you understand everything.

IRA Accounts You can establish an Individual Retirement Account ("IRA"), for yourself or under your employer's Simplified Employee Pension ("SEP"), or other comparable program allowed by the Internal Revenue Service with us. Contributions to an IRA may be deductible from your taxable income, depending on your personal tax situation. Please call 1-800-89-ASK-US for your IRA application kit, or for additional information. The kit has information on whether you qualify for deductible contributions to an IRA.

If you are receiving a distribution from your pension plan, or you would like to transfer your IRA account from another financial institution, you can continue to get tax-deferred growth by transferring these proceeds to your Transamerica Premier Fund IRA. If you want to rollover distributions from your pension plan to an IRA, the money must be paid directly by your pension plan administrator to Transamerica Investors to avoid a 20% federal withholding tax. See "What About Taxes?" on page XX.

There is an annual fee of $10 per Fund in which you own shares for administering your IRA. This is limited to a maximum annual fee of $36 per taxpayer identification number. We will waive this fee if the combined value of all shares in your IRA accounts is $5,000 or more when the fee is due. Alternatively, you can pay a one-time, non-refundable fee of $100 for all IRA accounts that are maintained under the same taxpayer identification number. You may pay the fee to us, otherwise we will deduct the annual fee ordinarily during December of each year or at the time you fully redeem your shares in a Fund, if before then. The Company reserves the right to change the fee, but we will notify you at least 30 days in advance of any change.

Uniform Gifts to Minors A Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) account allows an adult to put assets in the name of a minor child. The adult maintains control over these assets until the child reaches the age of majority, which is generally 18 or 21. State laws dictate which type of account can be used and the age of majority. An adult must be appointed as custodian for the account and will be legally responsible for administering the account, but the child's Social Security number must be used. Generally, the person selected as custodian is one of the parents or grandparents, but may be some other adult relative or friend. By shifting assets to a custodial account, you may benefit if the child's tax rate is lower.

How to Buy Shares
You May Buy Shares in One of Four Ways:

1. By Mail Fill out an investment coupon from a previous confirmation statement, or indicate on your check or a separate piece of paper your name, address and account number, and mail it to:

         TRANSAMERICA INVESTORS
         P.O. BOX 9232
         BOSTON, MA 02205-9232

All investments made by check should be in U.S. dollars and made payable to Transamerica Investors, Inc., or in the case of a retirement account, the custodian. We will not accept third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), and we will not accept checks drawn on credit card accounts. When you make purchases by check or automatic investment plan, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

2. By Automatic Investment Plan You can make investments automatically by electing this service in your application. It will authorize us to take regular, automatic withdrawals from your bank account. These periodic investments must be at least $50 for each Transamerica Premier Fund in which you are automatically investing. You can change the date or amount of your monthly investment, or terminate the Automatic Investment Plan, at any time by letter or telephone call (with prior authorization). Give us your request at least 20 business days before the change is to become effective. You may also be able to have investments automatically deducted from:
 1.   your paycheck at work;
 2.   your savings account;
 3.   your annuity from Transamerica;
 4.   your social security payments; or
 5.   other sources of your choice.
Call 1-800-89-ASK-US for more information.

3. By Telephone If you elect the telephone purchasing service on your application, you can make occasional electronic withdrawals from your designated bank account by calling 1-800-89-ASK-US.

We take reasonable precautions to make sure that telephone instructions are genuine. Precautions include requiring you to positively identify yourself, tape recording the telephone instructions, and providing written confirmations. We accept all telephone instructions we reasonably believe to be accurate and genuine. Any losses arising from communication errors are your responsibility. If reasonable procedures are not used to confirm that instructions communicated by telephone are genuine, the Company may be liable for any losses due to unauthorized or fraudulent transactions.

4. By Wire You can make your initial or subsequent investments in the Fund by wire. Here's what you need to do:
 1.   send us your application form (initial investment only);
 2.   call 1-800-89-ASK-US for a wire number;
 3. instruct your bank to wire money to State Street Bank, ABA number 011000028, DDA number 9905-134-4; and
 4.   specify on the wire:
         a) "Transamerica Investors, Inc.";
         b) your Fund's account number, if you have one;
         c) identify the Funds in which you would like to purchase shares,
and the amount        to be allocated
to each Fund (e.g., $5,000 in the Transamerica Premier Aggressiv Growth Fund);
         d) your name, your city and state; and
         e) your wire number.

Wired money is considered received by us when we receive the wire and all the required information listed above. If we receive your telephone call and wire before the New York Stock Exchange closes, usually 4:00 p.m. Eastern Standard Time, the money is credited that same day if you have supplied us with all other needed information.

Minimum Investments
                                                     MINIMUM           MINIMUM
                                                     INITIAL          SUBSEQUENT
TYPE OF ACCOUNT                     INVESTMENT       INVESTMENT
Regular Accounts                            $1,000                     $100
Pension or Retirement Saving Programs       $250                       None
Uniform Gift to Minors (UGMA) or
         Transfer to Minors (UTMA)          $250                       $100
Automatic Investment Plans                  $50                        $50

Your investment must be a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; these investments will be returned. The price you pay for your shares will be the next determined net asset value after your purchase order is received. See "Share Price" on page XX. The Company reserves the right to reject any application or investment. There may be circumstances when the Company will not accept new investments in the Fund. If you have a securities dealer, bank, or other financial institution handle your transactions with us you may be charged a fee by them.

How to Sell Shares
You can sell your shares (called "redeeming") at any time. You'll receive the net asset value next determined after we receive your redemption request, assuming all requirements have been met. Before redeeming, please read "When Share Price Is Determined" on page XX, "Minimum Account Balances" on page XX, and "Points to Remember When Redeeming" on page XX.

You   have  several  options  for  receiving  your  redemption:   By  check;  By
      electronic transfer to your bank; or By wire transfer

If your wire transfer is $2,500 or less, we will charge a $10 fee. Also, some banks may charge a fee to receive the wire transfer.

If you call us before the close of the New York Stock Exchange, usually 4:00 p.m. Eastern Standard Time, you will receive the price determined as of the close of that business day. See "Share Price" on page XX.

You May Sell Shares in One of Three Ways:

1. By Mail Your written instructions to us to redeem shares can be in any one of the following forms: By redemption form, available by calling 1-800-89-ASK-US; By letter; or By assignment form or other authorization granting power with respect to your shares in one of the Funds.

Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

If the amount redeemed is over $50,000, all signatures must be guaranteed. See "Signature Guarantee" on page XX. The request must be signed by each registered owner. All owners must sign the request exactly as their names appear in the registration. For example, if the owner's name appears in the registration as John Michael Smith, he must sign that way and not as John M. Smith.

2. By Telephone If you have previously authorized telephone directions in writing (e.g., in your application), you can redeem your shares by calling 1-800-89-ASK-US. Be careful in calling, since once made, your telephone request cannot be modified or canceled.

We take reasonable precautions to make sure that telephone instructions are genuine. Precautions include requiring you to positively identify yourself, tape recording the telephone instructions, and providing written confirmations. We accept all telephone instructions we reasonably believe to be accurate and genuine. Any losses arising from communication errors are your responsibility. If reasonable procedures are not used to confirm that instructions communicated by telephone are genuine, the Company may be liable for any losses due to unauthorized or fraudulent transactions. For detailed information on how
telephone   transactions   will   operate,   see  the  Statement  of  Additional
Information.

3. By Automatic Income Plan Under the Automatic Income Plan we automatically redeem enough shares each month to provide you with a check or automatic deposit to your bank account. The minimum is $50 per Fund. Please tell us:
a) when you want to be paid each month;
b) how much you want to be paid; and
c) from which Fund(s).

To set up an Automatic Income Plan, call us at 1-800-89-ASK-US.

If your monthly income payments exceed the dividends, interest, and capital appreciation on your shares, the payments will deplete your investment.

You can specify the Automatic Income Plan when you make your first investment. If you sign up for the plan later, the request for the Automatic Income Plan or any increase in payment amount must be signed by all owners of your account.

You can request us to send payments to an address other than the address of record at the time of your first investment. After that, a request to send payments to an address other than the address of record must be signed by all owners of your account, with their signatures guaranteed.

The Automatic Income Plan option can be terminated at any time. If it is, we will notify you. You can terminate the Plan or change the amount of the payments by writing or calling us. Termination or change will become effective within 15 days after we receive your instructions.

How Long Will It Take? We will usually send your redemption payment to you on the second business day after we receive your request, but not later than seven days afterwards, assuming we have all the information we need. If the information you provide us is incomplete, we will contact you, but this may delay the redemption.

The Company may postpone such payment if: (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the U.S. Securities and Exchange Commission (the "Commission"), or the Commission requires that trading be restricted; or (c) the Commission permits a delay for the protection of investors.

When a redemption occurs shortly after a recent check purchase, the redemption proceeds may be held beyond seven days but only until the purchase check clears, which may take up to 15 days. If you anticipate redemptions soon after you purchase your shares by check, you can avoid this delay by wiring your purchase payment.

Points to Remember When Redeeming
      All redemptions are made and the price is determined on the day we receive all necessary documentation. See "When Share Price Is Determined" on page XX.
      We cannot accept redemptions specifying a certain date or dollar price. It must be an amount. We will return these requests.
      If you request a redemption check within 30 days of your address change, you must send us your request in writing with a signature guarantee. Keep your address current by writing or calling in your new address to us as soon as possible.
      Except for a transfer of redemption proceeds to the custodian of a tax-qualified plan, we will make all payments to the registered owner of the shares, unless you tell us otherwise.
      We will mail all checks to the address of record, unless you tell us otherwise.
      If the redemption request is made by a corporation, partnership, trust, fiduciary, agent, or unincorporated association, the individual signing the request must be authorized. If the redemption is from an account under a qualified pension plan, spousal consent may be required.
      A request to redeem shares in an IRA or 403(b) plan must be accompanied by an IRS Form W4-P (pension income tax withholding form, which we will provide) and a reason for withdrawal. This is required by the IRS.
      For redemptions greater than $250,000 the Company reserves the right to give you marketable securities instead of cash. See the Statement of Additional Information, or call us at 1-800-89-ASK-US.

Please call us at 1-800-89-ASK-US or write to Transamerica Investors, P.O. Box 9232, Boston, MA 02205-9232 for further information.

How to Exchange Shares Between Transamerica Premier Funds
If your investment needs change, you can exchange shares in the Fund for shares of any other Transamerica Premier Fund. You can exchange shares by any of the following methods:
      By mail;
      By telephone; or
      By the Automatic Exchange Plan

By Mail or Telephone The procedures relating to exchanges in writing and by telephone are the same as for purchases. Exchanges are available to any resident of any state in which shares of the Transamerica Premier Funds are legally sold.

By Automatic Exchange Plan You can make automatic share exchanges either once or twice a month. You can request this service in writing to us. Your request must be signed by all registered owners of the account. Call 1-800-89-ASK-US for information.

Points to Remember When Making Exchanges
      Make sure you have read the prospectus and understand the investment objective of the Transamerica Premier Fund into which you are exchanging shares. Prospectuses for other Transamerica Premier Funds can be ordered by dialing 1-800-89-ASK-US. The exchange service is not designed to give shareholders the opportunity to "time the market." It gives you a convenient way to change the balance between the accounts so that it more closely matches your overall investment objectives and risk tolerance level.
      You can make an unlimited number of exchanges between the Transamerica Premier Funds. However, unless you are using the Automatic Exchange Plan, further exchanges may be suspended for the remainder of any calendar year during which you make more than four exchanges involving a single Transamerica Premier Fund. This limitation is designed to keep each Fund's asset base stable and to reduce its administrative expenses.
      An exchange is treated as a sale of shares from one Transamerica Premier Fund and the purchase of shares in another Transamerica Premier Fund. Exchanges are taxable events. See "What About Taxes?" on page XX.
      Exchanges into or out of the Funds are made at the next determined net asset value per share after we receive all necessary information for the exchange.
      Exchanges are accepted only if the ownership registrations of both accounts are identical. The Company reserves the right to reject any exchange request and to modify or terminate the exchange option at any time.

Other Investor Requirements and Services
Tax Identification Number You must furnish your taxpayer identification number and state whether or not you are subject to backup withholding for prior under-reporting. If you don't furnish your tax I.D. number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to federal withholding tax.

Changing Your Address To change the address on your account, please call us at 1-800-89-ASK-US, or send us a written notification signed by all registered owners of your account. Include the name of your Transamerica Premier Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Within the first 30 days after an address change, telephone redemptions are permissible only if the redemption proceeds are wired or electronically transferred. See "How to Sell Shares" on page XX.

Signature Guarantee When a signature guarantee is required, e.g., when the redemption amount is more than $50,000, the signature of each owner of record must be guaranteed by a bank or trust company (or savings bank, savings and loan association, or a member of a national stock exchange). This is required to comply with general stock transfer rules. You must obtain a written guarantee that states "Signature(s) Guaranteed" and is signed in the name of the guarantor by an authorized person. If you have any questions, call 1-800-89-ASK-US.

Our policy to waive the signature guarantee for amounts of $50,000 or less can be amended or discontinued at any time. A signature guarantee may be required with regard to any particular redemption transaction.

Minimum Account Balances You must maintain a minimum balance of $500 in the Fund. If your account balance falls below $500 as a result of your action, we will notify you. You will have 30 days to increase your balance to or above the minimum. If you do not increase your balance, we will redeem your shares and pay the value to you.

This minimum does not apply if you are actively contributing to the Fund through an Automatic Investment Plan or if your investment in the Fund is for a Pension or Retirement Savings Program (including IRAs), or for an UGMA/UTMA.

How You Will Get Ongoing Information About the Fund? When you open your account, purchase, redeem, transfer, or exchange shares, we will send you a confirmation of the transaction. We will also send you a consolidated, quarterly statement of your account showing all transactions since the beginning of the current quarter. You can request a statement of your account activity at any time.

We will send you an annual report that includes audited financial statements for the fiscal year. It will include a list of securities in the Fund on that date. We will also send you a semi-annual report that includes unaudited financial statements for the previous six months. It will also include a list of securities in the Fund on that date.

We will send you a new Prospectus each year. The Statement of Additional Information is also revised each year; however, we will send this to you only if you request it.

How to Transfer Your Shares to Another Person You can transfer ownership of your shares to another person or organization, or change the name on an account, by sending us written instructions. The request must be signed by all registered owners of your account. To change the name on an account, the shares must be transferred to a new account. The request must include a signature guarantee. See "Signature Guarantee" on page XX. This option is not available for Pension or Retirement Savings Programs. Please call us at 1-800-89-ASK-US for additional information.

The Company reserves the right to amend, suspend, or discontinue offering any of these options at any time without prior notice.

Dividends and Capital Gains
We distribute substantially all of the Fund's net investment income in the form of dividends to you. The Transamerica Premier Aggressive Growth Fund distributes dividends on an annual basis.

We distribute net capital gains, if any, on the Fund annually.

You can select from among the following distribution options:

REINVESTED   You can have all of your dividends and capital gains distributions reinvested in additional shares the Fund or of any Transamerica Premier Fund. Unless you choose one of the other options, we will select this option for you automatically CASH AND You can choose to have either your dividends or your capital gains REINVESTED paid in cash and the other will be reinvested in additional shares in the Fund or any other Transamerica Premier Fund; or ALL CASH You can choose to have your dividends and capital gains distributions paid in cash.

We make distributions for the Fund on a per share basis to the shareholders of record as of the distribution date of the Fund. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution.

What About Taxes?
Federal Taxes* Dividends paid by the Fund from net investment income, the excess of net short-term capital gain over net long-term capital loss, and original issue discount or certain market discount income will be taxable to shareholders as ordinary income. Distributions paid by the Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A portion of the dividends paid to corporate shareholders may qualify for the corporate dividends-received deduction to the extent the Fund earns qualifying dividends. We will notify you after each calendar year of the amount and character of distributions you received from the Fund for federal tax purposes.

For IRA's and pension plans, dividends and capital gains are reinvested and not taxed until you receive a qualified distribution from your IRA or pension plan.

You need to consider the tax implications of buying shares immediately prior to a dividend or capital gain distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution. You will be taxed when you receive the distribution even though the distribution represents a return of a portion of the purchase price. You may want to call us at 1-800-89-ASK-US before your purchase. We will tell you if a distribution is due.

Redemptions and exchanges of shares are taxable events which may represent a gain or a loss for the shareholder.

Individuals and certain other classes of shareholders may be subject to backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules. They may be subject to nonresident alien withholding on amounts considered ordinary dividends from the Fund.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct. You will also be asked to certify that you are not subject to backup withholding for failure to report income to the Internal Revenue Service.

Pension and Retirement Savings Programs The tax rules applicable to participants and beneficiaries in Pension and Retirement Savings Programs vary according to the type of plan and the terms and conditions of the plan. In general, distributions from these plans are taxed as ordinary income. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits: 1. distributions prior to age 591\2 (subject to certain exceptions); 2. distributions that do not conform to specified commencement and minimum distribution rules; 3. aggregate distributions in excess of a specified annual amount; and 4. in other specified circumstances.

You should consult a qualified tax adviser for more information.

Other Taxes In addition to federal taxes, you may be subject to state and local taxes on payments received from us. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund that come from direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes. Check with your own tax adviser regarding specific questions as to federal, state and local taxes.

*For each taxable year, we intend to qualify the Fund as a regulated investment company under Subchapter M of the Code. Qualifying regulated investment companies distributing substantially all of their ordinary income and capital gains are not subject to federal income or excise tax on any net investment income and net realized capital gains distributed to shareholders. However, the shareholders (you) are subject to tax on these distributions.

Share Price
How Share Price Is Determined We value Fund securities, primarily traded on a domestic securities exchange or NASDAQ, at the last sale price on that exchange on the day the valuation is made. We take price information on listed securities from the exchange where the security is primarily traded. If no sale is reported, we use the mean of the latest bid and asked prices. We generally price securities traded over-the-counter the same way. When market quotations are not readily available, we value securities and other assets at fair value as determined in good faith by the Board.

We will value all securities with maturities of 60 days or less at the time of purchase, on the basis of amortized cost when the Board determines that amortized cost is fair value. Amortized cost involves valuing an investment at its cost and a constant amortization to maturity of any discount or premium, regardless of the effect of assuming movements in interest rates. For more information, see the Statement of Additional Information.

When Share Price Is Determined The price of your shares is their net asset value. We determine the net asset value by calculating the total value of the Fund's assets, deducting total liabilities, and dividing the result by the number of shares outstanding. We determine the net asset value only on days that the New York Stock Exchange (the "Exchange") is open.

If we receive your investment or redemption request before the close of business on the Exchange, usually 4:00 p.m. Eastern Standard Time, your share price for that transaction will be the price we determine at the close of the Exchange that day. When investment and redemption requests are received after the Exchange is closed, we use the share price at the close of the Exchange the next day the Exchange is open. We consider investment and redemption requests by telephone to be received at the time of your telephone call, assuming you've given us all required information.

We consider purchase payments to be received only when your check, wire, or automatic investment funds are received by us along with all required information. We consider wired funds to be received on the day they are deposited in the Company's bank account. If you call us with wire instructions before the Exchange closes, we usually deposit the money that day.

Where To Find Information About Share Price You can get the current net asset value of the Fund by calling us at 1-800-89-ASK-US. The net asset value of the Fund may also be published in leading newspapers daily, once its net assets reach a certain amount. Weekly updates of the Fund's net asset value are available on the Transamerica Premier Funds Web site at http://funds.transamerica.com.

Organization and Management
Transamerica Investors, Inc. Transamerica Investors, Inc. was organized as a Maryland corporation on February
22, 1995. The Company is registered with the Securities and Exchange Commission under the 1940 Act as an open-end
management investment company of the series type. The Fund constitutes a separate series, and is part of a family of series known as the Transamerica Premier Funds. The fiscal year-end of the Fund is December 31.

The Company is authorized to issue and sell multiple classes of shares for each its Funds. The Company reserves the right to issue additional classes of shares in the future without the consent of shareholders, and can allocate any remaining unclassified shares or reallocate any unissued classified shares.

Except for the differences noted below and elsewhere in this Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued, is fully paid and nonassessable. Each share of each class represents an identical legal interest in the same investments of the Fund. Should several classes be offered, each class has certain other expenses related solely to that class. Each class will have exclusive voting rights under the 12b-1 distribution plan. In the event that a special meeting of shareholders is called, separate votes are taken by each class only if a matter affects, or requires the vote of, just that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and dividends. The classes may have different exchange privileges.

As a Maryland corporation, the Company is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless requested by shareholders holding 10% or more of the outstanding shares, or unless required by the 1940 Act or Maryland law. You are entitled to cast one vote for each share you own of each Transamerica Premier Fund. At a special shareholders meeting, if one is called, issues that affect all the Transamerica Premier Funds in substantially the same way will be voted on by all shareholders. Issues that do not affect a Transamerica Premier Fund will not be voted on by that Transamerica Premier Fund. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Transamerica Premier Fund.

Investment Adviser Services The Investment Adviser is responsible for making investment decisions for the Fund. The Investment Adviser is also responsible for the selection of brokers and dealers to execute transactions for the Fund. Some of these brokers or dealers may be affiliated persons of the Company, the Investment Adviser, Administrator, or the Distributor. Since it is our policy to seek the best price and execution for each transaction, the Investment Adviser may give consideration to brokers and dealers who provide us with statistical information and other services in addition to transaction services. Additional information about the selection of brokers and dealers is provided in the Statement of Additional Information.

Trading decisions for the Fund described in this Prospectus are made by a team of expert managers and analysts headed by a team leader. The team leader is primarily responsible for the day-to-day decisions related to the Fund. He is supported by the entire group of managers and analysts. The team leader of the Fund may be on another Transamerica Premier Fund team. The transactions and performance of the Transamerica Premier Funds are reviewed continuously by the Investment Adviser's senior officers.

The team leader for the Fund is Phillip Treick, Vice President and Fund Manager,
 Transamerica Investment
Services. B.S., University of South Florida, 1987.  Financial Analyst, Raymond
 James Financial Corporation, 1987
- 1988.  Joined Transamerica in 1988.

Adviser Fee For its services to the Fund, the Investment Adviser receives an Adviser Fee. This fee is based on an annual percentage of the average daily net assets of the Fund. It is accrued daily, and paid monthly.

The annual fee percentages for the Fund is .85% on the first $1 billion of assets. This reduces to .82% on the next $1 billion, and finally .80% on assets over $2 billion.

Administrator Services The Investment Adviser pays part of the Adviser Fee to the Administrator. The Administrator provides office space for the Company and pays the salaries, fees and expenses of all Company officers and those directors affiliated with Transamerica Corporation and not already paid by the Investment Adviser. The Fund pays all of its expenses not assumed by the Administrator. This includes transfer agent and custodian fees and expenses, legal and auditing fees, printing costs of reports to shareholders, registration fees and expenses, 12b-1 fees, and fees and expenses of directors unaffiliated with Transamerica Corporation.

The Administrator may from time to time reimburse the Fund for some or all of its operating expenses, including 12b-1 fees. Such reimbursements will increase the Fund's return. This is intended to make the Fund more competitive. This practice may be terminated at any time.

Custodian and Transfer Agent Under a Custodian Agreement, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, holds all securities and cash assets of the Fund, provides recordkeeping services, and serves as the Fund's custodian. State Street is authorized to deposit securities in securities depositories or to use services of sub-custodians.

Under a Transfer Agency Agreement, State Street Bank also serves as the Fund's transfer agent. The transfer agent is responsible for: a) opening and maintaining your account; b) reporting information to you about your account;
c) paying you dividends and capital gains; and d) handling your requests for exchanges, transfers and redemptions.

Distributor Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter and distributor of the shares of the Fund. TSSC will distribute Investor Shares.

TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly-owned subsidiary of Transamerica Corporation. TSSC is registered with the Securities and Exchange Commission as a broker-dealer. TSSC is also a member of the National Association of Securities Dealers, Inc.

Distribution Plan The Fund makes payments to TSSC according to a plan adopted to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended. These fees accrue daily and are based on an annual percentage of the daily average net value of the assets.

The 12b-1 plan of distribution and related distribution contracts require the Fund to pay distribution and service fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. If TSSC's expenses are more than its fees for the Fund, the Fund will not have to pay more than those fees. If TSSC's expenses are less than the fees, it will keep the excess. The Company will pay the distribution and service fees to TSSC until the distribution contracts are terminated or not renewed. In that event, TSSC's expenses over and above any fees through the termination date will be TSSC's sole responsibility and not the obligation of the Company. The Board will review and approve the distribution plan, contracts and TSSC's expenses quarterly.

There is an annual 12b-1 distribution fee of .25% of the average daily net assets of the Fund. This fee covers such expenses as preparation, printing and mailing of the Prospectus and Statement of Additional Information, as well as sales literature and other media advertising, and related expenses. It can also be used to compensate sales personnel involved with selling the Fund.

From time to time, the Distributor may waive all or any portion of these fees at its discretion.

Performance Information The Company may publish performance information about the Fund. Fund performance usually will be shown either as cumulative total return or average periodic total return compared with other mutual funds by public ranking services, such as Lipper Analytical Services, Inc. Cumulative total return is the actual performance over a stated period of time. Average annual total return is the hypothetical return, compounded annually, that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. The Fund's total return shows its overall dollar or percentage change in value. This includes changes in the share price and reinvestment of dividends and capital gains.

The performance of the Fund can also be measured in terms of yield. The Fund's yield shows the rate of income the Fund earns on its investments as a percentage of the Fund's share price.

The Fund can also separate its cumulative and average annual total returns into income results and capital gains or losses. The Fund can quote its total returns on a before-tax or after-tax basis.

The performance information which may be published for the Fund is historical. It is not intended to represent or guarantee future results. The value of your Fund shares can be more or less than their original cost when they are redeemed.

Summary of Bond Ratings Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as "junk bonds."


                                                              STANDARD &
INVESTMENT GRADE           MOODY'S  POOR'S
Highest quality                     Aaa              AAA
High quality                                Aa                AA
Upper medium                        A                A
Medium, speculative features                Baa               BBB

LOWER QUALITY
Moderately speculative              Ba               BB
Speculative                                 B                 B
Very speculative                    Caa              CCC
Very high risk                              Ca                CC
Highest risk, may not be
 paying interest                    C                C
In arrears or default                       C                 D

For more detailed information on bond ratings, including gradations within each category of quality, see the Statement of Additional Information.

Pension and Retirement Savings Programs
Following is a listing of Pension and Retirement Savings Programs. Provided you have the necessary plan documents, you can use the Transamerica Premier Funds as investment options for:

      401(a), 401(k), profit sharing, or money purchase pension plans (including KEOGH/HR 10 Plans) designed to benefit employees of corporations, partnerships, and sole proprietors.
      Section 403(b)(7) (Tax-Sheltered Annuity) Plans* for employees of educational organizations or other qualifying, tax exempt organizations.
      Individual Retirement Account ("IRA"), or comparable program, for individuals and Simplified Employee Pension ("SEP") Plans for employers (including sole proprietors) and their employees.
      Section 457 deferred compensation plans for employees of state governments and tax exempt organizations. Employers' non-qualified plans or savings programs, that do not qualify for federal tax advantages.
      Other retirement plans or savings programs allowed by the Board.

*You may be required to have your own custodian for this plan.

DRAFT - 4/10/97


                            Prospectus: June 30, 1997

                           Transamerica Premier Funds
                           Premier Small Company Fund
                                 Investor Class


Your guide This guide (the "Prospectus") will provide you with helpful insights and details about the Investor Class of shares of Transamerica Premier Small Company Fund (the "Fund"). It is intended to give you what you need to know before investing. Please read it carefully and save it for future reference.

The Fund at a Glance The Transamerica Premier Small Company Fund (the "Fund") seeks maximize long-term growth. The Fund invests primarily in a diversified portfolio of domestic common stocks. Most of the companies the Fund invests in have smaller market capitalizations (below $250 million) or annual revenues of no more than $250 million. The companies in which the Fund invests are believed by Transamerica Investment Services, Inc. (the "Adviser") to have the potential for significant long-term capital appreciation. The remainder of the Fund's assets may be invested in a variety of debt and equity securities, including high-yield ("junk") bonds and derivatives. There can be no assurance that the Fund will achieve its investment objective.

Shares Fund shares are available on a no-load basis directly to individuals, companies, Pension and Retirement Savings Programs, and other institutional investors from Transamerica Securities Sales Corporation ("TSSC"), the Distributor. For a listing of applicable Pension and Retirement Savings Programs, see "Pension and Retirement Savings Programs" on page XX.

Transamerica Investors Transamerica Investors, Inc. (also referred to as the Company or we, us, or our) is an open-end, management investment company. We are a mutual fund company that offers a number of portfolios, known collectively as the Transamerica Premier Funds. In addition to the Transamerica Premier Small Company Fund, the Transamerica Premier Fund family includes:

         The Transamerica Premier Aggressive Growth Fund The Transamerica Premier Equity Fund The Transamerica Premier Index Fund The Transamerica Premier Bond Fund The Transamerica Premier Balanced Fund The Transamerica Premier Cash Reserve Fund

Each of these Funds is described in a separate prospectus. The minimum investment is $1,000 per Fund, or less in certain instances. See "Minimum Investments" on page XX.

For additional information or details about any of the Transamerica Premier Funds (including ordering a prospectus), you can call 1-800-89-ASK-US (1-800-892-7587), or write to Transamerica Investors, P.O. Box 9232, Boston, Massachusetts 02205-9232. A free Statement of Additional Information (the "SAI"), which has been filed with the Securities and Exchange Commission, is available by calling the above number. The SAI is a part of this Prospectus by reference.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR FDIC OR OTHER AGENCIES. LIKE ALL MUTUAL FUND SHARES, THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

The Fund at a Glance                                                   3
Summary of Fund Expenses                                      6
The Management Team                                           14
The Fund In Detail                                                     15
A General Discussion About Risk                                        27
Investment Procedures and Risk
Considerations for the Fund                                   28
Shareholder Services                                                   35
         Opening Your Account                                          36
         How to Buy Shares                                    37
         How to Sell Shares                                            39
         How to Exchange Shares                                        43
         Other Investor Requirements and Services             44
Dividends and Capital Gains                                   46
What About Taxes?                                                      47
Share Price                                                            48
Investment Adviser and Administrator                          50
General Information                                                    52

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

Summary of Fund Expenses
This table is designed to help you understand the costs of investing in the Fund. These are expected expenses of the Fund for its first year of operation. Actual expenses may be more or less than those shown.

Transaction Expenses
Sales Charge on Purchases1                                    None
Redemption Fee                                                None
Sales Charge on Reinvested Dividends                          None
Exchange Fee                                                           None
Contingent Deferred Sales Charge                              None

Estimated Annual Fund Operating Expenses (as a percent of average net assets)

Transamerica Premier Small Company Fund
Adviser Fee (after waiver)2                                   0.85%
12b-1 Fee3                                                    0.25%
Other Expenses After Reimbursement4                           0.25%

Total Operating Expenses After Waiver and Reimbursement5      1.35%

Example
Using the previous tables of transaction expenses and operating expenses,6 you would pay the following expenses based on a $1,000 investment. The expenses shown assume a 5% annual return. The expenses are the same whether or not you redeem your shares at the end of each time period. We may assess an annual fee against accounts used as IRA's or SEP's. For more information on this fee, see "IRA Accounts" on page 36.

Transamerica Premier Fund  1 Year           3 Years  5 Years  10 Years
----------------------------------------------------------------------
Small Company     $14              $43               $74              $162

The example shown above assumes that the Investment Adviser and/or Administrator will limit the Fund's annual operating ratio to 1.35%. Without any fee waiver or expense reimbursement, the estimated total operating expenses for the first year would be 1.73% based on $50 million of assets. In addition, the 5% hypothetical return is used for illustrative purposes only and should not be interpreted as an estimate of the Fund's annual return, as there can be no guarantee of the Fund's future performance.

THE INFORMATION CONTAINED IN THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. THE
ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

1. Although there is no sales charge, there is a 12b-1 fee. Over a long period of time, the total amount of 12b-1 fees paid may exceed the amount of another fund's sales charges.
2. See "Adviser Fee" on page XX..
3. 12b-1 fees cover costs of advertising and marketing the Fund. For more information on 12b-1 fees, see
"Distribution Plan" on page XX.
4. "Other Expenses" are those incurred after any reimbursements to the Fund by the Administrator. See "The
Management Team" on page XX. Other expenses include expenses not covered by the
 Adviser Fee or the 12b-1 fee. See
"Distribution Plan" on page XX.
5. "Total Operating Expenses" include adviser fees, 12b-1 fees, and other expenses that the Fund incurs. The Investment Adviser has agreed to waive that part of its Adviser Fee and the Administrator has agreed to assume any other operating expenses for the Fund, other than certain extraordinary or non-recurring expenses, which together exceed a specified percentage of the average daily net assets of that Fund. The specified percentage is 1.35% for the Transamerica Premier Small Company Fund. The Administrator may, from time to time, assume additional expenses. Fee waivers and expense assumption arrangements, which may be terminated at any time without notice, will increase the Fund's yield. 6. The expenses in the example assume no fees for IRA or SEP accounts.

The Management Team
Responsibility for the management and supervision of the Company and the Transamerica Premier Funds rests with the Board of Directors of the Company (the "Board"). The Investment Adviser and the Administrator are subject to the direction of the Board.

The Fund's Investment Adviser is Transamerica Investment Services, Inc. (the "Investment Adviser"), 1150 South Olive Street, Los Angeles, California 90015. The Investment Adviser's duties include, but are not limited to: (1) supervising and managing the investments of the Fund and directing the purchase and sale of its investments; and (2) ensuring that investments follow the Fund's investment objective, strategies, and policies and comply with government regulations.

The Investment Adviser has been in the investment advisory business since 1967 and currently manages approximately $32 billion of discretionary assets for various clients including corporations, pension plans, 401(k) plans, and other institutional investors.

The Fund's Administrator is Transamerica Occidental Life Insurance Company (the "Administrator"), 1150 South Olive Street, Los Angeles, California 90015. The Administrator's duties include, but are not limited to: (1) providing the Fund with administrative and clerical services, including the maintenance of the Fund's books and records; (2) registering the Fund shares with the Securities and Exchange Commission (the "SEC") and with those states and other jurisdictions where its shares are offered or sold and arranging periodic updating of the Funds' prospectus; (3) providing proxy materials and reports to Fund shareholders and the SEC; and (4) providing the Fund with adequate office space and all necessary office equipment and services.

Transamerica Occidental Life Insurance Company is a wholly-owned subsidiary of Transamerica Insurance Corporation of California. Both Transamerica Insurance Corporation of California and Transamerica Investment Services, Inc. are wholly-owned subsidiaries of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111, one of the nation's largest financial services companies. For more information on Fund management, see "Investment Adviser and Administrator" on page XX.

The Fund in Detail
Fund Objective
The Transamerica Premier Small Company Fund seeks to maximize long-term growth. There can be no assurance that the Fund will achieve its investment objective.

Fund Policies
Under normal conditions, the Fund will invest primarily in a diversified portfolio of domestic equity securities (i.e., common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks) of companies with smaller market capitalizations (below $250 million) or annual revenues of up to $250 million. The companies in which the Fund invests are those that the Adviser believes to have the potential for significant long-term capital appreciation. The average and median market capitalization of holdings in the Fund may, however, fluctuate over time as a result of changes in stock prices and the companies held by the Fund. In addition, the Fund may continue to hold securities of companies whose market capitalization or revenues grow above $250 million while they are in the portfolio, if these companies continue to meet the other investment policies of the Fund.

The securities of smaller companies are usually less actively followed by analysts than those of larger companies and may be undervalued by the market. This can provide significant opportunities for capital appreciation. However, the securities of such smaller companies may also involve greater risks and may be subject to more volatile market movements than securities of larger, more established companies. See "Risk Factors" for further information about smaller company securities.

Fund Strategy and Types of Securities
The Fund primarily invests in domestic common stocks of small companies selected by the Adviser for their growth potential resulting from growing franchises protected by high barriers to competition. The Fund may invest to a lesser degree in other types of domestic and foreign securities, including preferred stock, warrants, convertible securities and debt securities. Debt securities that the Fund may purchase include investment grade and non-investment grade corporate bonds and debentures, government securities, mortgage and asset-backed securities, zero coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit, and repurchase agreements. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. The Fund may use a variety of investment techniques, including derivatives and short sales.

The Fund may invest without limit in foreign equity and debt securities, however, the Investment Adviser currently does not intend to do so.

For  additional   information  on  specific  types  of  securities,   investment
techniques, and their risks, see "Investment Procedures and Risk Considerations" on page XX.

Investment Process
The Fund is constructed one stock at a time. Each company passes through a research process and stands on its own merits as a viable investment in the Investment Adviser's opinion. The Investment Adviser's research is designed to identify companies with potential for improvement in profitability and acceleration of growth.

The Investment Adviser tries to keep the Fund fully invested under normal market conditions. When the Investment Adviser determines that market conditions warrant, the Fund may invest without limit in cash and cash equivalents.

General Investment Policies
In investing its portfolio assets, the Fund will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Some Points To Consider When Investing
Since the Fund invests primarily in common stocks, its investments are subject to stock market price volatility. Price volatility means that stock prices can go up or down due to a variety of economic and market conditions.

The Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth. Because of the uncertainty associated with common stock investments, the Fund is intended to be a long-term investment.

What is Fundamental?
The investment objectives given for the Fund are fundamental. This means they can be changed only with the approval of the majority of shareholders. We can give you no assurance that these objectives will be met. Many of the strategies and policies are not fundamental. This means strategies and policies can be changed by the Board without your approval.

If any investment objectives of the Fund changes, you should decide if the Fund still meets your financial needs. More information about this is in the Statement of Additional Information.

A General Discussion About Risk
It's important for you to understand the risks inherent in investing in different kinds of funds. All investments are subject to risk. Even money you hide in your mattress is subject to the risk that inflation may erode its value. The Fund is subject to the following risks:

Market or Price Volatility Risk For stocks, this refers to the up and down price fluctuations, or volatility, caused by changing conditions in the financial markets. Stock funds are more subject to this risk than money market and bond funds.

Financial or Credit Risk For stocks and other equity securities, financial risk comes from the possibility that current earnings of the stock company will fall or that overall financial circumstances will decline. Either of these could cause the security to lose its value. For bonds and other debt securities, financial risk comes from the possibility that the issuer will not be able to pay principal and interest on time. Funds with low quality bonds and speculative stock funds are more subject to this risk than funds with government or high quality bonds.
For more information, see "High-Yield ('Junk') Bonds" on page XX.

Current Income Risk The Fund receives income, either as interest or dividends, from the securities in which it has invested. The Fund pays out substantially all of this income to its shareholders as dividends. See the footnote for "What About Taxes?" on page XX. The dividends paid out to shareholders are called current income. Current income risk means how much and how quickly overall interest rate or dividend rate changes on income received by the Fund affects our ability to maintain the current level of income paid to shareholders.

Inflation or Purchasing Power Risk Inflation risk is the uncertainty that your invested dollars may not buy as much in the future as they do today. Longer-maturity bonds are more subject to this risk than stocks or money market securities.

Sovereign Risk Sovereign risk is the potential loss of assets or earning power due to government actions, such as taxation, expropriation, or regulation. Funds with large investments overseas or funds with tax-advantaged investments are more subject to this risk.

More in-depth information about risk is provided in the following section and in the Statement of Additional Information.

Investment Procedures and Risk Considerations
Buying and Selling Securities In general, we purchase and hold securities for the Fund for capital growth. However, we ordinarily buy and sell securities whenever we think it is appropriate in order to achieve the Fund's investment objective. Fund changes can result from liquidity needs, securities reaching a price objective, anticipated changes in interest rates, a change in the creditworthiness of an issuer, or from general financial or market developments. Because investment changes usually are not tied to the length of time a security has been held, a significant number of short-term transactions may result.

We may sell one security and simultaneously purchase another of comparable quality. We may simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields. Or we may purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in these decisions. However, certain tax considerations can restrict our ability to sell securities in some circumstances when the security has been held for less than three months. Increased turnover results in higher costs. These costs result from brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. This can result in the acceleration of taxable gains.

Turnover has not been and will not be a consideration. The Investment Adviser buys and sells securities for the Fund whenever it believes it is appropriate to do so.

We cannot predict precisely the turnover rates for the Fund, but we expect that the annual turnover rates will generally not exceed 50% for Fund. A 100% annual turnover rate would occur if all of the Fund's securities were replaced one time during a one year period. Short-term gains realized from turnover are taxable to shareholders as ordinary income, except for shares held in special tax-qualified accounts (such as IRA's or employer sponsored pension plans). In addition, higher turnover rates can result in corresponding increases in brokerage commissions and other transaction costs. We generally will not consider turnover rates in making investment decisions on behalf of the Fund consistent with the Fund's investment objective and policies.

For more information, see "What About Taxes?", on page XX, and the Statement of Additional Information.

Securities Lending As a way to earn additional income, we may lend Fund securities to creditworthy persons not affiliated with the Fund. Such loans must be secured by cash collateral or by irrevocable letters of credit maintained on a current basis in an amount at least equal to the market value of the securities loaned. During the existence of the loan, we must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. We must have the right to call the loan and obtain the securities loaned at any time on three days notice. This includes the right to call the loan to enable us to execute shareholder voting rights. Such loans cannot exceed one-third of the Fund's net assets taken at market value. Interest on loaned securities cannot exceed 10% of the annual gross income of the Fund (without offset for realized capital gains). The lending policy described in this paragraph is a fundamental policy that can be changed only by a vote of a majority of shareholders.

Lending securities to broker-dealers and institutions could result in a loss or a delay in recovering the Fund's securities.

Borrowing We can borrow money from banks or engage in reverse repurchase agreements, for temporary or emergency purposes. We can borrow up to one-third of the Fund's total assets. To secure borrowings, we can mortgage or pledge securities in an amount up to one-third of the Fund's net assets. If we borrow money, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund will not make any additional investments, other than through reverse repurchase agreements, while the level of borrowing exceeds 5% of the Fund's total assets. For more information on reverse repurchase agreements see the "Reverse Repurchase Agreements and Leverage" section below.

Small Capitalization Stocks We can purchase securities of small companies. The securities of smaller companies are usually less actively followed by analysts and may be undervalued by the market, which can provide significant opportunities for Capital appreciation; however, the securities of such smaller companies may also involve greater risks and may be subject to more volatile market movements than securities of larger, more established companies. The securities of small companies are often traded in the over-the counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small companies are likely to be subject to more abrupt or erratic market movements than securities of larger, more established companies.

Over-The-Counter-Market The Fund may invest in over-the-counter stocks. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. Low trading volumes may make it difficult to find a buyer or seller for the securities of some companies. This will have an effect on the purchase or selling price of a stock.

Special Situations The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a merger proposal or buyout, a leveraged recapitalization, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Repurchase Agreements We may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time we purchase an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Since the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. Our risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, our expected proceeds could be delayed, or we could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. We have established procedures to evaluate the creditworthiness of parties making repurchase agreements.

We will not invest in repurchase agreements maturing in more than seven days, if that would result in more than 10% of the Fund's net assets being so invested when taking into account the remaining days to maturity of our existing repurchase agreements.

Reverse Repurchase Agreements and Leverage We may enter into reverse repurchase agreements with Federal Reserve member banks and U.S. securities dealers from time to time. In a reverse repurchase transaction we sell securities and simultaneously agree to repurchase them at a price which reflects an agreed-upon rate of interest. We will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

Reverse repurchase agreements are a form of leverage which increases the opportunity for gain and the risk of loss for a given change in market value. In addition, the gains or losses will cause the net asset value of the Fund's shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities, if the opposite party has financial difficulties.

The Fund's obligations under all borrowings, including reverse repurchase agreements, will not exceed one-third of the Fund's net assets.

When-Issued Securities We may sometimes purchase new issues of securities on a when-issued basis. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. The market price of the securities at the time of delivery may be higher or lower than those contracted for on the when-issued security, and there is some risk the transaction may not be consummated. We maintain a segregated account for the Fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments.

Short Sales We may sell securities which we do not own, or intend to deliver to the buyer if we do own ("sell short") if, at the time of the short sale, we own or have the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow us to hedge against price fluctuations by locking in a sale price for securities we do not wish to sell immediately.

We may make a short sale when we want to sell a security we own at a current attractive price. This allows us to postpone a gain or loss for federal income tax purposes and to satisfy certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, (the "Code"). We will make short sales only if the total amount of all short sales does not exceed 10% of the Fund. This limitation can be changed at any time.

Municipal Obligations We may invest in municipal obligations for the Fund. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer's future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features which enable us to demand payment from the issuer or a financial intermediary on short notice.

High-Yield ("Junk") Bonds High-yield bonds (commonly called "junk" bonds) are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk. Credit risk is the risk that the issuer of the bonds will not be able to make interest or principal payment on time. If this happens, we would lose some of our income, and we could expect a decline in the market value of the securities affected. We need to carefully analyze the financial condition of companies issuing junk bonds. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuers' unique financial situations, and the bonds' coupon than to small changes in the level of interest rates. But during an economic downturn or a period of rising interest rates, highly leveraged companies can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.

We may also invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain municipalities may decide not to pay the cost of getting a rating for their bonds. We analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, to determine whether to purchase unrated municipal bonds.

Unrated debt securities will be included in the 35% limit on non-investment grade debt of the applicable Funds, unless we deem such securities to be the equivalent of investment grade securities. See "Summary of Bond Ratings" on page XX and in the Statement of Additional Information for a description of bond rating categories.

Foreign Securities Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign Fund transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Options, Futures, and Other Derivatives We may use options, futures, forward contracts, and swap transactions ("derivatives") for the Fund. We may seek to protect the Fund against potential unfavorable movements in interest rates or securities' prices by investing in derivatives. If those markets do not move in the direction we anticipate, we could suffer investment losses.

We may purchase, or we may write, call or put options on securities or on indexes ("options"). We may also enter into interest rate or index futures contracts for the purchase or sale of instruments based on financial indexes ("futures contracts"), options on futures contracts, forward contracts, and interest rate swaps and swap-related products. We use these instruments primarily to adjust the Fund's exposure to changing securities prices, interest rates, or other factors that affect securities values. This is an attempt to reduce the overall investment risk.

Risks in the use of these derivatives include, in addition to those referred to above: a) the risk that interest rates and securities prices do not move in the directions being hedged against, in which case the Fund has incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; b) imperfect correlation between the price of derivatives and the movements of the securities' prices or interest rates being hedged; c) the possible absence of a liquid secondary market for any particular derivative at any time; d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences.

More information on derivatives is contained in the Statement of Additional Information.

Mortgage-Backed and Asset-Backed Securities We may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are generally pools of many individual mortgages or other loans. Part of the cash flow of these securities is from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments is difficult to predict, creating "prepayment risk." For example, prepayments on Government
National Mortgage Association ("GNMA's") are more likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, we may be required to invest these proceeds at a lower interest rate, causing us to earn less than if the prepayments had not occurred. Prepayments are more likely to decrease during periods of rising interest rates, causing the expected average life to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise.

Zero Coupon Bonds We may invest in zero coupon bonds and strips. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from face value. A single lump sum which represents both principal and interest is paid at maturity. Strips are debt securities whose interest coupons are taken out and traded separately after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of zero coupon bonds and strips generally is more sensitive to interest rate fluctuations than interest-paying securities of comparable term and quality.

Illiquid Securities We may invest up to 15% of the Fund's net assets in securities that are illiquid. Securities are considered illiquid when there is no readily available market or when they have legal or contractual restrictions. Repurchase agreements which mature in more than seven days are included as illiquid securities. It may be difficult for us to sell these investments quickly for their fair market value.

Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors under Rule 144A may not be considered illiquid. This is provided that a dealer or institutional trading market exists. The institutional trading market is relatively new. Liquidity of the Fund's investments could be impaired if trading for these securities does not further develop or declines. The Investment Adviser determines the liquidity of Rule 144A securities under guidelines approved by the Board.

Variable Rate, Floating Rate, or Variable Amount Securities We may invest in variable rate, floating rate, or variable amount securities for the Fund. These are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. They are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Investments in Other Investment Companies We may invest up to 10% of the Fund's total assets in the shares of other investment companies, but only up to 5% of its assets in any one other investment company. In addition, we cannot purchase more than 3% of the securities of any one investment company for the Fund. We intend to keep these investments to a minimum.

Shareholder Services
Our goal is to make your investment in the Fund, and the ongoing account servicing, as simple as possible by offering the following shareholder services:

      Simple application form with service representatives to assist you. Purchases, exchanges and redemptions by phone.
      Purchases and redemptions by wire.
      Automatic Investment Plan - you designate an amount of $50 or more to be automatically withdrawn from your checking, savings or other bank account and deposited into the Fund you select.
      Automatic  Exchange  Plan  -  allows  you  to  specify  an  amount  to  be automatically withdrawn from one Fund and deposited into another Transamerica Premier Fund on a regular basis, once or twice a month.
      Automatic Income Plan - you can receive automatic monthly payments from your Fund account to your checking or savings account.
      Automatic investment of dividends. Uniform Gifts to Minors (UGMA or UTMA). Transmission of redemption proceeds by electronic funds transfer. Individual Retirement Account (IRA) - we will administer your IRA.

Opening Your Account
To open an account, complete the application and send it to us with a check, money order, or wire for the amount you want to invest. Mail the application to:

         Transamerica Investors
         P.O. Box 9232
         Boston, MA 02205-9232

If you need help in filling out your application, call one of our customer service representatives at 1-800-89-ASK-US. We will walk you through the application and help you understand everything.

IRA Accounts You can establish an Individual Retirement Account ("IRA"), for yourself or under your employer's Simplified Employee Pension ("SEP"), or other comparable program allowed by the Internal Revenue Service with us. Contributions to an IRA may be deductible from your taxable income, depending on your personal tax situation. Please call 1-800-89-ASK-US for your IRA application kit, or for additional information. The kit has information on whether you qualify for deductible contributions to an IRA.

If you are receiving a distribution from your pension plan, or you would like to transfer your IRA account from another financial institution, you can continue to get tax-deferred growth by transferring these proceeds to your Transamerica Premier Fund IRA. If you want to rollover distributions from your pension plan to an IRA, the money must be paid directly by your pension plan administrator to Transamerica Investors to avoid a 20% federal withholding tax. See "What About Taxes?" on page XX.

There is an annual fee of $10 per Fund in which you own shares for administering your IRA. This is limited to a maximum annual fee of $36 per taxpayer identification number. We will waive this fee if the combined value of all shares in your IRA accounts is $5,000 or more when the fee is due. Alternatively, you can pay a one-time, non-refundable fee of $100 for all IRA accounts that are maintained under the same taxpayer identification number. You may pay the fee to us, otherwise we will deduct the annual fee ordinarily during December of each year or at the time you fully redeem your shares in a Fund, if before then. The Company reserves the right to change the fee, but we will notify you at least 30 days in advance of any change.

Uniform Gifts to Minors A Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) account allows an adult to put assets in the name of a minor child. The adult maintains control over these assets until the child reaches the age of majority, which is generally 18 or 21. State laws dictate which type of account can be used and the age of majority. An adult must be appointed as custodian for the account and will be legally responsible for administering the account, but the child's Social Security number must be used. Generally, the person selected as custodian is one of the parents or grandparents, but may be some other adult relative or friend. By shifting assets to a custodial account, you may benefit if the child's tax rate is lower.

How to Buy Shares
You May Buy Shares in One of Four Ways:

1. By Mail Fill out an investment coupon from a previous confirmation statement, or indicate on your check or a separate piece of paper your name, address and account number, and mail it to:

         TRANSAMERICA INVESTORS
         P.O. BOX 9232
         BOSTON, MA 02205-9232

All investments made by check should be in U.S. dollars and made payable to Transamerica Investors, Inc., or in the case of a retirement account, the custodian. We will not accept third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), and we will not accept checks drawn on credit card accounts. When you make purchases by check or automatic investment plan, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

2. By Automatic Investment Plan You can make investments automatically by electing this service in your application. It will authorize us to take regular, automatic withdrawals from your bank account. These periodic investments must be at least $50 for each Transamerica Premier Fund in which you are automatically investing. You can change the date or amount of your monthly investment, or terminate the Automatic Investment Plan, at any time by letter or telephone call (with prior authorization). Give us your request at least 20 business days before the change is to become effective. You may also be able to have investments automatically deducted from:
 1.   your paycheck at work;
 2.   your savings account;
 3.   your annuity from Transamerica;
 4.   your social security payments; or
 5.   other sources of your choice.
Call 1-800-89-ASK-US for more information.

3. By Telephone If you elect the telephone purchasing service on your application, you can make occasional electronic withdrawals from your designated bank account by calling 1-800-89-ASK-US.

We take reasonable precautions to make sure that telephone instructions are genuine. Precautions include requiring you to positively identify yourself, tape recording the telephone instructions, and providing written confirmations. We accept all telephone instructions we reasonably believe to be accurate and genuine. Any losses arising from communication errors are your responsibility. If reasonable procedures are not used to confirm that instructions communicated by telephone are genuine, the Company may be liable for any losses due to unauthorized or fraudulent transactions.

4. By Wire You can make your initial or subsequent investments in the Fund by wire. Here's what you need to do:
 1.   send us your application form (initial investment only);
 2.   call 1-800-89-ASK-US for a wire number;
 3. instruct your bank to wire money to State Street Bank, ABA number 011000028, DDA number 9905-134-4; and
 4.   specify on the wire:
         a) "Transamerica Investors, Inc.";
         b) your Fund's account number, if you have one;
         c) identify the Funds in which you would like to purchase shares,
and the amount        to be allocated
to each Fund (e.g., $5,000 in the Transamerica Premier Small  Company Fund);
         d) your name, your city and state; and
         e) your wire number.

Wired money is considered received by us when we receive the wire and all the required information listed above. If we receive your telephone call and wire before the New York Stock Exchange closes, usually 4:00 p.m. Eastern Standard Time, the money is credited that same day if you have supplied us with all other needed information.

Minimum Investments
                                                     MINIMUM           MINIMUM
                                                     INITIAL          SUBSEQUENT
TYPE OF ACCOUNT                     INVESTMENT       INVESTMENT
Regular Accounts                            $1,000                     $100
Pension or Retirement Saving Programs       $250                       None
Uniform Gift to Minors (UGMA) or
         Transfer to Minors (UTMA)          $250                       $100
Automatic Investment Plans                  $50                        $50

Your investment must be a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; these investments will be returned. The price you pay for your shares will be the next determined net asset value after your purchase order is received. See "Share Price" on page XX. The Company reserves the right to reject any application or investment. There may be circumstances when the Company will not accept new investments in the Fund. If you have a securities dealer, bank, or other financial institution handle your transactions with us you may be charged a fee by them.

How to Sell Shares
You can sell your shares (called "redeeming") at any time. You'll receive the net asset value next determined after we receive your redemption request, assuming all requirements have been met. Before redeeming, please read "When Share Price Is Determined" on page XX, "Minimum Account Balances" on page XX, and "Points to Remember When Redeeming" on page XX.

You   have  several  options  for  receiving  your  redemption:   By  check;  By
      electronic transfer to your bank; or By wire transfer

If your wire transfer is $2,500 or less, we will charge a $10 fee. Also, some banks may charge a fee to receive the wire transfer.

If you call us before the close of the New York Stock Exchange, usually 4:00 p.m. Eastern Standard Time, you will receive the price determined as of the close of that business day. See "Share Price" on page XX.

You May Sell Shares in One of Three Ways:

1. By Mail Your written instructions to us to redeem shares can be in any one of the following forms: By redemption form, available by calling 1-800-89-ASK-US; By letter; or By assignment form or other authorization granting power with respect to your shares in one of the Funds.

Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

If the amount redeemed is over $50,000, all signatures must be guaranteed. See "Signature Guarantee" on page XX. The request must be signed by each registered owner. All owners must sign the request exactly as their names appear in the registration. For example, if the owner's name appears in the registration as John Michael Smith, he must sign that way and not as John M. Smith.

2. By Telephone If you have previously authorized telephone directions in writing (e.g., in your application), you can redeem your shares by calling 1-800-89-ASK-US. Be careful in calling, since once made, your telephone request cannot be modified or canceled.

We take reasonable precautions to make sure that telephone instructions are genuine. Precautions include requiring you to positively identify yourself, tape recording the telephone instructions, and providing written confirmations. We accept all telephone instructions we reasonably believe to be accurate and genuine. Any losses arising from communication errors are your responsibility. If reasonable procedures are not used to confirm that instructions communicated by telephone are genuine, the Company may be liable for any losses due to unauthorized or fraudulent transactions. For detailed information on how
telephone   transactions   will   operate,   see  the  Statement  of  Additional
Information.

3. By Automatic Income Plan Under the Automatic Income Plan we automatically redeem enough shares each month to provide you with a check or automatic deposit to your bank account. The minimum is $50 per Fund. Please tell us:
a) when you want to be paid each month;
b) how much you want to be paid; and
c) from which Fund(s).

To set up an Automatic Income Plan, call us at 1-800-89-ASK-US.

If your monthly income payments exceed the dividends, interest, and capital appreciation on your shares, the payments will deplete your investment.

You can specify the Automatic Income Plan when you make your first investment. If you sign up for the plan later, the request for the Automatic Income Plan or any increase in payment amount must be signed by all owners of your account.

You can request us to send payments to an address other than the address of record at the time of your first investment. After that, a request to send payments to an address other than the address of record must be signed by all owners of your account, with their signatures guaranteed.

The Automatic Income Plan option can be terminated at any time. If it is, we will notify you. You can terminate the Plan or change the amount of the payments by writing or calling us. Termination or change will become effective within 15 days after we receive your instructions.

How Long Will It Take? We will usually send your redemption payment to you on the second business day after we receive your request, but not later than seven days afterwards, assuming we have all the information we need. If the information you provide us is incomplete, we will contact you, but this may delay the redemption.

The Company may postpone such payment if: (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the U.S. Securities and Exchange Commission (the "Commission"), or the Commission requires that trading be restricted; or (c) the Commission permits a delay for the protection of investors.

When a redemption occurs shortly after a recent check purchase, the redemption proceeds may be held beyond seven days but only until the purchase check clears, which may take up to 15 days. If you anticipate redemptions soon after you purchase your shares by check, you can avoid this delay by wiring your purchase payment.

Points to Remember When Redeeming
      All redemptions are made and the price is determined on the day we receive all necessary documentation. See "When Share Price Is Determined" on page XX.
      We cannot accept redemptions specifying a certain date or dollar price. It must be an amount. We will return these requests.
      If you request a redemption check within 30 days of your address change, you must send us your request in writing with a signature guarantee. Keep your address current by writing or calling in your new address to us as soon as possible.
      Except for a transfer of redemption proceeds to the custodian of a tax-qualified plan, we will make all payments to the registered owner of the shares, unless you tell us otherwise.
      We will mail all checks to the address of record, unless you tell us otherwise.
      If the redemption request is made by a corporation, partnership, trust, fiduciary, agent, or unincorporated association, the individual signing the request must be authorized. If the redemption is from an account under a qualified pension plan, spousal consent may be required.
      A request to redeem shares in an IRA or 403(b) plan must be accompanied by an IRS Form W4-P (pension income tax withholding form, which we will provide) and a reason for withdrawal. This is required by the IRS.
      For redemptions greater than $250,000 the Company reserves the right to give you marketable securities instead of cash. See the Statement of Additional Information, or call us at 1-800-89-ASK-US.

Please call us at 1-800-89-ASK-US or write to Transamerica Investors, P.O. Box 9232, Boston, MA 02205-9232 for further information.

How to Exchange Shares Between Transamerica Premier Funds
If your investment needs change, you can exchange shares in the Fund for shares of any other Transamerica Premier Fund. You can exchange shares by any of the following methods:
      By mail;
      By telephone; or
      By the Automatic Exchange Plan

By Mail or Telephone The procedures relating to exchanges in writing and by telephone are the same as for purchases. Exchanges are available to any resident of any state in which shares of the Transamerica Premier Funds are legally sold.

By Automatic Exchange Plan You can make automatic share exchanges either once or twice a month. You can request this service in writing to us. Your request must be signed by all registered owners of the account. Call 1-800-89-ASK-US for information.

Points to Remember When Making Exchanges
      Make sure you have read the prospectus and understand the investment objective of the Transamerica Premier Fund into which you are exchanging shares. Prospectuses for other Transamerica Premier Funds can be ordered by dialing 1-800-89-ASK-US. The exchange service is not designed to give shareholders the opportunity to "time the market." It gives you a convenient way to change the balance between the accounts so that it more closely matches your overall investment objectives and risk tolerance level.
      You can make an unlimited number of exchanges between the Transamerica Premier Funds. However, unless you are using the Automatic Exchange Plan, further exchanges may be suspended for the remainder of any calendar year during which you make more than four exchanges involving a single Fund. This limitation is designed to keep each Fund's asset base stable and to reduce its administrative expenses.
      An exchange is treated as a sale of shares from one Transamerica Premier Fund and the purchase of shares in another Transamerica Premier Fund. Exchanges are taxable events. See "What About Taxes?" on page XX.
      Exchanges into or out of the Transamerica Premier Funds are made at the next determined net asset value per share after we receive all necessary information for the exchange.
      Exchanges are accepted only if the ownership registrations of both accounts are identical. The Company reserves the right to reject any exchange request and to modify or terminate the exchange option at any time.

Other Investor Requirements and Services
Tax Identification Number You must furnish your taxpayer identification number and state whether or not you are subject to backup withholding for prior under-reporting. If you don't furnish your tax I.D. number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to federal withholding tax.

Changing Your Address To change the address on your account, please call us at 1-800-89-ASK-US, or send us a written notification signed by all registered owners of your account. Include the name of your Transamerica Premier Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Within the first 30 days after an address change, telephone redemptions are permissible only if the redemption proceeds are wired or electronically transferred. See "How to Sell Shares" on page XX.

Signature Guarantee When a signature guarantee is required, e.g., when the redemption amount is more than $50,000, the signature of each owner of record must be guaranteed by a bank or trust company (or savings bank, savings and loan association, or a member of a national stock exchange). This is required to comply with general stock transfer rules. You must obtain a written guarantee that states "Signature(s) Guaranteed" and is signed in the name of the guarantor by an authorized person. If you have any questions, call 1-800-89-ASK-US.

Our policy to waive the signature guarantee for amounts of $50,000 or less can be amended or discontinued at any time. A signature guarantee may be required with regard to any particular redemption transaction.

Minimum Account Balances You must maintain a minimum balance of $500 in the Fund. If your account balance falls below $500 as a result of your action, we will notify you. You will have 30 days to increase your balance to or above the minimum. If you do not increase your balance, we will redeem your shares and pay the value to you.

This minimum does not apply if you are actively contributing to the Fund through an Automatic Investment Plan or if your investment in the Fund is for a Pension or Retirement Savings Program (including IRAs), or for an UGMA/UTMA.

How You Will Get Ongoing Information About the Fund? When you open your account, purchase, redeem, transfer, or exchange shares, we will send you a confirmation of the transaction. We will also send you a consolidated, quarterly statement of your account showing all transactions since the beginning of the current quarter. You can request a statement of your account activity at any time.

We will send you an annual report that includes audited financial statements for the fiscal year. It will include a list of securities in the Fund on that date. We will also send you a semi-annual report that includes unaudited financial statements for the previous six months. It will also include a list of securities in the Fund on that date.

We will send you a new Prospectus each year. The Statement of Additional Information is also revised each year; however, we will send this to you only if you request it.

How to Transfer Your Shares to Another Person You can transfer ownership of your shares to another person or organization, or change the name on an account, by sending us written instructions. The request must be signed by all registered owners of your account. To change the name on an account, the shares must be transferred to a new account. The request must include a signature guarantee. See "Signature Guarantee" on page XX. This option is not available for Pension or Retirement Savings Programs. Please call us at 1-800-89-ASK-US for additional information.

The Company reserves the right to amend, suspend, or discontinue offering any of these options at any time without prior notice.


Dividends and Capital Gains
We distribute substantially all of the Fund's net investment income in the form of dividends to you. The Transamerica Premier Small Company Fund distributes dividends on an annual basis.

We distribute net capital gains, if any, on the Fund annually.

You can select from among the following distribution options:

REINVESTED   You can have all of your dividends and capital gains distributions reinvested in additional shares the Fund or of any Transamerica Premier Fund. Unless you choose one of the other options, we will select this option for you automatically CASH AND You can choose to have either your dividends or your capital gains REINVESTED paid in cash and the other will be reinvested in additional shares in the Fund or any other Transamerica Premier Fund; or ALL CASH You can choose to have your dividends and capital gains distributions paid in cash.

We make distributions for the Fund on a per share basis to the shareholders of record as of the distribution date of the Fund. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution.

What About Taxes?
Federal Taxes* Dividends paid by the Fund from net investment income, the excess of net short-term capital gain over net long-term capital loss, and original issue discount or certain market discount income will be taxable to shareholders as ordinary income. Distributions paid by the Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A portion of the dividends paid to corporate shareholders may qualify for the corporate dividends-received deduction to the extent the Fund earns qualifying dividends. We will notify you after each calendar year of the amount and character of distributions you received from the Fund for federal tax purposes.

For IRA's and pension plans, dividends and capital gains are reinvested and not taxed until you receive a qualified distribution from your IRA or pension plan.

You need to consider the tax implications of buying shares immediately prior to a dividend or capital gain distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution. You will be taxed when you receive the distribution even though the distribution represents a return of a portion of the purchase price. You may want to call us at 1-800-89-ASK-US before your purchase. We will tell you if a distribution is due.

Redemptions and exchanges of shares are taxable events which may represent a gain or a loss for the shareholder.

Individuals and certain other classes of shareholders may be subject to backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules. They may be subject to nonresident alien withholding on amounts considered ordinary dividends from the Fund.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct. You will also be asked to certify that you are not subject to backup withholding for failure to report income to the Internal Revenue Service.

Pension and Retirement Savings Programs The tax rules applicable to participants and beneficiaries in Pension and Retirement Savings Programs vary according to the type of plan and the terms and conditions of the plan. In general, distributions from these plans are taxed as ordinary income. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits: 1. distributions prior to age 591\2 (subject to certain exceptions); 2. distributions that do not conform to specified commencement and minimum distribution rules; 3. aggregate distributions in excess of a specified annual amount; and 4. in other specified circumstances.

You should consult a qualified tax adviser for more information.

Other Taxes In addition to federal taxes, you may be subject to state and local taxes on payments received from us. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund that come from direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes. Check with your own tax adviser regarding specific questions as to federal, state and local taxes.

*For each taxable year, we intend to qualify the Fund as a regulated investment company under Subchapter M of the Code. Qualifying regulated investment companies distributing substantially all of their ordinary income and capital gains are not subject to federal income or excise tax on any net investment income and net realized capital gains distributed to shareholders. However, the shareholders (you) are subject to tax on these distributions.

Share Price
How Share Price Is Determined We value Fund securities, primarily traded on a domestic securities exchange or NASDAQ, at the last sale price on that exchange on the day the valuation is made. We take price information on listed securities from the exchange where the security is primarily traded. If no sale is reported, we use the mean of the latest bid and asked prices. We generally price securities traded over-the-counter the same way. When market quotations are not readily available, we value securities and other assets at fair value as determined in good faith by the Board.

We will value all securities with maturities of 60 days or less at the time of purchase, on the basis of amortized cost when the Board determines that amortized cost is fair value. Amortized cost involves valuing an investment at its cost and a constant amortization to maturity of any discount or premium, regardless of the effect of assuming movements in interest rates. For more information, see the Statement of Additional Information.

When Share Price Is Determined The price of your shares is their net asset value. We determine the net asset value by calculating the total value of the Fund's assets, deducting total liabilities, and dividing the result by the number of shares outstanding. We determine the net asset value only on days that the New York Stock Exchange (the "Exchange") is open.

If we receive your investment or redemption request before the close of business on the Exchange, usually 4:00 p.m. Eastern Standard Time, your share price for that transaction will be the price we determine at the close of the Exchange that day. When investment and redemption requests are received after the Exchange is closed, we use the share price at the close of the Exchange the next day the Exchange is open. We consider investment and redemption requests by telephone to be received at the time of your telephone call, assuming you've given us all required information.

We consider purchase payments to be received only when your check, wire, or automatic investment funds are received by us along with all required information. We consider wired funds to be received on the day they are deposited in the Company's bank account. If you call us with wire instructions before the Exchange closes, we usually deposit the money that day.

Where To Find Information About Share Price You can get the current net asset values of the Fund by calling us at 1-800-89-ASK-US. The net asset value of the Fund may also be published in leading newspapers daily, once its net assets reach a certain amount. Weekly updates of the Fund's net asset value are available on the Transamerica Premier Funds Web site at http://funds.transamerica.com.

Organization and Management
Transamerica Investors, Inc. Transamerica Investors, Inc. was organized as a Maryland corporation on February
22, 1995. The Company is registered with the Securities and Exchange Commission under the 1940 Act as an open-end
management investment company of the series type. The Fund constitutes a separate series, and is part of a family of series known as the Transamerica Premier Funds. The fiscal year-end of the Fund is December 31.

The Company is authorized to issue and sell multiple classes of shares for each its Funds. The Company reserves the right to issue additional classes of shares in the future without the consent of shareholders, and can allocate any remaining unclassified shares or reallocate any unissued classified shares.

Except for the differences noted below and elsewhere in this Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued, is fully paid and nonassessable. Each share of each class represents an identical legal interest in the same investments of the Fund. Should several classes be offered, each class has certain other expenses related solely to that class. Each class will have exclusive voting rights under the 12b-1 distribution plan. In the event that a special meeting of shareholders is called, separate votes are taken by each class only if a matter affects, or requires the vote of, just that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and dividends. The classes may have different exchange privileges.

As a Maryland corporation, the Company is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless requested by shareholders holding 10% or more of the outstanding shares, or unless required by the 1940 Act or Maryland law. You are entitled to cast one vote for each share you own of each Transamerica Premier Fund. At a special shareholders meeting, if one is called, issues that affect all the Transamerica Premier Funds in substantially the same way will be voted on by all shareholders. Issues that do not affect a Transamerica Premier Fund will not be voted on by that Transamerica Premier Fund. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Transamerica Premier Fund.

Investment Adviser Services The Investment Adviser is responsible for making investment decisions for the Fund. The Investment Adviser is also responsible for the selection of brokers and dealers to execute transactions for the Fund. Some of these brokers or dealers may be affiliated persons of the Company, the Investment Adviser, Administrator, or the Distributor. Since it is our policy to seek the best price and execution for each transaction, the Investment Adviser may give consideration to brokers and dealers who provide us with statistical information and other services in addition to transaction services. Additional information about the selection of brokers and dealers is provided in the Statement of Additional Information.

Trading decisions for the Fund described in this Prospectus are made by a team of expert managers and analysts headed by a team leader. The team leader is primarily responsible for the day-to-day decisions related to the Fund. He is supported by the entire group of managers and analysts. The team leader of the Fund may be on another Transamerica Premier Fund team. The transactions and performance of the Transamerica Premier Funds are reviewed continuously by the Investment Adviser's senior officers.

The team leader for the Fund is Phillip Treick, Vice President and Fund Manager,
 Transamerica Investment
Services. B.S., University of South Florida, 1987. Financial Analyst, Raymond James Financial Corporation, 1987
- 1988.  Joined Transamerica in 1988.

Adviser Fee For its services to the Fund, the Investment Adviser receives an Adviser Fee. This fee is based on an annual percentage of the average daily net assets of the Fund. It is accrued daily, and paid monthly.

The annual fee percentages for the Fund is .85% on the first $1 billion of assets. This reduces to .82% on the next $1 billion, and finally .80% on assets over $2 billion.

Administrator Services The Investment Adviser pays part of the Adviser Fee to the Administrator. The Administrator provides office space for the Company and pays the salaries, fees and expenses of all Company officers and those directors affiliated with Transamerica Corporation and not already paid by the Investment Adviser. The Fund pays all of its expenses not assumed by the Administrator. This includes transfer agent and custodian fees and expenses, legal and auditing fees, printing costs of reports to shareholders, registration fees and expenses, 12b-1 fees, and fees and expenses of directors unaffiliated with Transamerica Corporation.

The Administrator may from time to time reimburse the Fund for some or all of its operating expenses, including 12b-1 fees. Such reimbursements will increase the Fund's return. This is intended to make the Fund more competitive. This practice may be terminated at any time.

Custodian and Transfer Agent Under a Custodian Agreement, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, holds all securities and cash assets of the Fund, provides recordkeeping services, and serves as the Fund's custodian. State Street is authorized to deposit securities in securities depositories or to use services of sub-custodians.

Under a Transfer Agency Agreement, State Street Bank also serves as the Fund's transfer agent. The transfer agent is responsible for: a) opening and maintaining your account; b) reporting information to you about your account;
c) paying you dividends and capital gains; and d) handling your requests for exchanges, transfers and redemptions.

Distributor Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter and distributor of the shares of the Fund.

TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly-owned subsidiary of Transamerica Corporation. TSSC is registered with the Securities and Exchange Commission as a broker-dealer. TSSC is also a member of the National Association of Securities Dealers, Inc.

Distribution Plan The Fund makes payments to TSSC according to a plan adopted to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended. These fees accrue daily and are based on an annual percentage of the daily average net value of the assets.

The 12b-1 plan of distribution and related distribution contracts require the Fund to pay distribution and service fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. If TSSC's expenses are more than its fees for the Fund, the Fund will not have to pay more than those fees. If TSSC's expenses are less than the fees, it will keep the excess. The Company will pay the distribution and service fees to TSSC until the distribution contracts are terminated or not renewed. In that event, TSSC's expenses over and above any fees through the termination date will be TSSC's sole responsibility and not the obligation of the Company. The Board will review and approve the distribution plan, contracts and TSSC's expenses quarterly.

There is an annual 12b-1 distribution fee of .25% of the average daily net assets of the Fund. This fee covers such expenses as preparation, printing and mailing of the Prospectus and Statement of Additional Information, as well as sales literature and other media advertising, and related expenses. It can also be used to compensate sales personnel involved with selling the Fund.

From time to time, the Distributor may waive all or any portion of these fees at its discretion.

Performance Information The Company may publish performance information about the Fund. Fund performance usually will be shown either as cumulative total return or average periodic total return compared with other mutual funds by public ranking services, such as Lipper Analytical Services, Inc. Cumulative total return is the actual performance over a stated period of time. Average annual total return is the hypothetical return, compounded annually, that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. The Fund's total return shows its overall dollar or percentage change in value. This includes changes in the share price and reinvestment of dividends and capital gains.

The performance of the Fund can also be measured in terms of yield. The Fund's yield shows the rate of income the Fund earns on its investments as a percentage of the Fund's share price.

The Fund can also separate its cumulative and average annual total returns into income results and capital gains or losses. The Fund can quote its total returns on a before-tax or after-tax basis.

The performance information which may be published for the Fund is historical. It is not intended to represent or guarantee future results. The value of your Fund shares can be more or less than their original cost when they are redeemed.

Summary of Bond Ratings Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as "junk bonds."

                                                              STANDARD &
INVESTMENT GRADE           MOODY'S  POOR'S
Highest quality                     Aaa              AAA
High quality                                Aa                AA
Upper medium                        A                A
Medium, speculative features                Baa               BBB

LOWER QUALITY
Moderately speculative              Ba               BB
Speculative                                 B                 B
Very speculative                    Caa              CCC
Very high risk                              Ca                CC
Highest risk, may not be
 paying interest                    C                C
In arrears or default                       C                 D

For more detailed information on bond ratings, including gradations within each category of quality, see the Statement of Additional Information.

Pension and Retirement Savings Programs
Following is a listing of Pension and Retirement Savings Programs. Provided you have the necessary plan documents, you can use the Transamerica Premier Funds as investment options for:

      401(a), 401(k), profit sharing, or money purchase pension plans (including KEOGH/HR 10 Plans) designed to benefit employees of corporations, partnerships, and sole proprietors.
      Section 403(b)(7) (Tax-Sheltered Annuity) Plans* for employees of educational organizations or other qualifying, tax exempt organizations.
      Individual Retirement Account ("IRA"), or comparable program, for individuals and Simplified Employee Pension ("SEP") Plans for employers (including sole proprietors) and their employees.
      Section 457 deferred compensation plans for employees of state governments and tax exempt organizations. Employers' non-qualified plans or savings programs, that do not qualify for federal tax advantages.
      Other retirement plans or savings programs allowed by the Board.

*You may be required to have your own custodian for this plan.

Transamerica Premier Funds


Statement of Additional Information
June 25, 1997

Your Guide
This Statement of Additional Information pertains to the Transamerica Premier Aggressive Growth and Transamerica Premier Small Company Funds (the"Fund" or collectively the "Funds") only. In addition to the Funds, other series of Transamerica Investors, Inc. (the "Company") include: Transamerica Premier
Equity Fund, Transamerica Premier Index Fund, Transamerica Premier Bond Fund, Transamerica Premier Balanced Fund, and Transamerica Premier Cash Reserve Fund. This Statement of Additional Information will provide you with details beyond what is available in the Prospectuses. Please refer to the Prospectuses first, then to this document. Please read it carefully. Save it for future reference.


The Premier Funds
Transamerica Premier Aggressive Growth Fund
The Fund seeks to maximize long-term growth of capital by investing in common stocks selected for their growth potential resulting from growing franchises protected by high barriers to competition.

Transamerica Premier Small Company Fund
The Fund seeks to maximize long-term growth by investing in small company stocks.

About the Prospectuses
This Statement of Additional Information is not a prospectus.  It should be read
in  connection  with  the  current   Prospectuses   dated  June  25,  1997.  The
Prospectuses are available without charge by calling 1-800-89-ASK-US.

Terms used in the Prospectuses are incorporated in this Statement of Additional Information.


Contents
Investment Objectives and Policies                               2
Investment Restrictions                                         11
Management of the Company                                       14
Investment Advisory and Other Services                          15
Purchases and Redemptions of Shares                             17
Brokerage Allocation                                            18
Determination of Net Asset Value                                19
Performance Information                                         20
Taxes                                                           22
Other Information                                               23
Appendix A: Description of Corporate Bond Ratings               24
Appendix B: Description of Fixed-Income Instruments             26

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectuses dated June 25, 1997, as revised from time to time, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds.



Investment Objectives and Policies
The investment objectives and policies of the Funds are described in the Prospectuses. The achievement of each Fund's investment objectives will depend on market conditions generally and on the analytical and portfolio management skills of the Investment Adviser.

High Yield ("Junk") Bonds. High-yield bonds (commonly called "junk" bonds) are lower rated bonds that involve a higher degree of credit risk. See Appendix A for a description of credit ratings. Credit risk is the risk that the issuer of the bonds will not be able to make interest or principal payment on time. If this happened to a bond in a Fund, the Fund would lose some of its income, and could expect a decline in the market value of the securities affected. So the Investment Adviser needs to carefully analyze the financial condition of companies issuing junk bonds. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, issuers' unique financial situations, and the bonds' coupon than to small changes in the level of interest rates. But during an economic downturn or a period of rising interest rates, highly leveraged companies may have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing. Junk bonds' values will generally decrease in a rising interest rate market.

Junk bonds may contain "call" provisions, which enable the issuers of the bond to redeem the bond at will. If the issuer exercises this privilege during a declining interest rate market, the Fund would replace the bond most likely with a lower yield bond, resulting in a lower return for investors.

Periods of economic or political uncertainty and change can create some volatility for junk bonds. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities may also be harder to sell than higher rate securities because of bad publicity and investor perceptions of this market, as well as new or proposed laws dealing with high yield securities. For many junk bonds, there is no established retail secondary market. As a result, it may be difficult for the Investment Adviser to accurately value the bonds because they cannot rely on available, objective data.

Each Fund may also invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Since these ratings do not consider factors relevant to each issue, and may not be updated regularly, the Investment Adviser may treat high yield securities as unrated debt.

Because of the size and perceived demand of the issue, among other factors, certain municipalities may decide not to pay the cost of getting a rating for their bonds. The Investment Adviser will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, to determine whether to purchase unrated municipal bonds. See Appendix B for a description of fixed income instruments.

Restricted and Illiquid Securities. A Fund may purchase certain restricted securities of U.S. issuers (those that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but can be offered and sold to "qualified institutional buyers" under Rule 144A of that Act) and limited amounts of illiquid investments, including illiquid restricted securities.

Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days, fixed time deposits that mature in more than seven days and participation interests in loans.

Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term of seven days or less notice. The Investment Adviser will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the Board or the Investment Adviser have determined to be liquid will be treated as such.

The SEC staff has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid and not readily marketable. A considerable amount of time may elapse between a Fund's decision to dispose of restricted or illiquid securities and the time which such Fund is able to dispose of them, during which time the value of such securities (and therefore the value of the Fund's shares held by an account) could decline.

Derivatives. Each Fund may use options, futures, forward contracts, and swap transactions ("derivatives"). The Funds may purchase and write, call or put options on securities or on indexes ("options") and may enter into interest rate or index futures contracts for the purchase or sale of instruments based on financial indexes ("futures contracts"), options on futures contracts, forward contracts, and interest rate swaps and swap-related products. The Funds may invest more than 35% of their assets in derivatives.

By investing in derivatives, the Investment Adviser may seek to protect a Fund against potentially unfavorable movements in interest rates or securities' prices, or attempt to adjust a Fund's exposure to changing securities prices, interest rates, or other factors that affect securities values. This is done in an attempt to reduce a Fund's overall investment risk. Although it will not generally be a significant part of a Fund's strategies, the Investment Adviser may also use derivatives to enhance returns. Opportunities to enhance returns arise when the derivative does not reflect the fair value of the underlying securities. None of the Funds will use derivatives for leverage.

Risks in the use of derivatives include, in addition to those referred to above:
(1) the risk that interest rates and securities prices do not move in the directions being hedged against, in which case the Fund has incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; (2) imperfect correlation between the price of derivatives and the movements of the securities' prices or interest rates being hedged; (3) the possible absence of a liquid secondary market for any particular derivative at any time (some derivatives are not actively traded but are custom designed to meet the investment needs of a narrow group of institutional investors and can become illiquid if the needs of that group of investors change); (4) the potential loss if the counterparty to the transaction does not perform as promised; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.

The Board will closely monitor the Investment Adviser's use of derivatives in each of the Funds to assure they are used in accordance with the investment objectives of each Fund.

Options on Securities and Securities Indexes. A Fund may write (i.e., sell) covered call and put options on any securities in which it may invest. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. A Fund's purpose in writing covered call options is to realize greater income than would be realized on securities transactions alone. However, by writing the call option a Fund might forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it might be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a written call option or put option may be covered by maintaining cash or liquid high grade debt securities in a segregated account with its custodian or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in the Fund. A Fund may cover call and put options on a securities index by maintaining cash or liquid high grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

A Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option.

A Fund would normally purchase put options in anticipation of a decline in the market value of its securities ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a loss on the purchase of the put option.

A Fund would purchase put and call options on securities indexes for the same purposes as it would purchase options on individual securities.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to affect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund may purchase and sell both options that are traded on U.S., United Kingdom, and other exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Fund in options on securities and securities indexes will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser of the Funds. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. The successful use of protective puts for hedging purposes depends in part on an ability to anticipate future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. A Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. A Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities), securities indexes, and other financial instruments and indexes. A Fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC.

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy or sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current securities through the sale of futures contracts. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for a Fund to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible in the effective price or rate of return on securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of a Fund's securities.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's securities and futures contracts based on other financial instruments, securities indexes or other indexes, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of a Fund's securities may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities. When hedging of this character is successful, any depreciation in the value of the Fund's securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or interest rates then available in the applicable market to be less favorable than prices or rates that are currently available.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the option premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will increase transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. Where permitted, a Fund will engage in futures transactions and in related options transactions only for bona fide hedging or to increase total return to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, a Fund expects that on 75% or more of the occasions on which they take a long futures or option position (involving the purchase of futures contracts), that Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose of increasing total return, will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each Fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian liquid high grade debt securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and the position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund's futures positions and current positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to these Funds for hedging purposes are various futures on U.S. government securities and securities indexes.

         Interest Rate Swaps. A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Investment Adviser believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its "entitlement" with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's or S&P, or, if unrated, deemed by the Investment Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Swap Transactions. The Funds may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indexes.

By entering into swap transactions, a Fund may be able to protect the value of a portion of its securities against declines in market value. A Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a Fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, a Fund would be limited to contractual remedies under the swap agreement. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, the Funds will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Funds" below.

Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments. See "Restricted and Illiquid Securities" on page 2.

To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. A Fund therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Funds to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in a Fund, or to facilitate the implementation of strategies of purchasing and selling assets for a Fund.

Foreign Securities. All Funds can invest in foreign securities. Foreign securities, other than ADRs, will be held in custody by State Street London Limited, who will handle transactions with the transnational depositories Euroclear and Cedel.

Segregated Accounts. In connection with when-issued securities, firm commitment agreements, futures, the writing of options, and certain other transactions in which a Fund incurs an obligation to make payments in the future, a Fund may be required to segregate assets with its custodian in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States government securities or other appropriate high grade, short-term debt obligations as may be permitted by law.

Purchase of "When-Issued" Securities. The Funds may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, new issues of fixed-income instruments on a "when-issued" basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Funds' risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

When the Funds enter into firm commitment agreements, liability for the purchase price and the rights and risks of ownership of the securities accrue to the Funds at the time they become obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Funds to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Funds are obligated to purchase such securities they will be required to segregate assets. See "Segregated Accounts," on this page. A Fund will not purchase securities on a "when-issued" basis if, as a result, more than 15% of the Fund's net assets would be so invested.

Lending of Securities. Subject to investment restriction number 2 titled "Lending" on page 3 (relating to loans of securities), a Fund may lend its securities to brokers and dealers that are not affiliated with the Investment Adviser, are registered with the Commission and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the United States government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by applicable law, as reviewed daily. The Fund lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Investment Adviser. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

Borrowing Policies of the Funds. We can borrow money from banks or engage in reverse repurchase agreements, for temporary or emergency purposes. We can borrow up to one-third of a Fund's total assets. To secure borrowings, we can mortgage or pledge securities in an amount up to one-third of a Fund's net assets. If we borrow money, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund will not make any additional investments, other than the case of reverse repurchase agreements, while the level of the borrowing exceeds 5% of the Fund's total assets.

Short-term corporate obligations may also include variable amount master demand notes. Variable amount master notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Typically these notes provide that the interest rate is set daily by the borrower. The rate is usually the same or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow, and other liquidity ratios of the issuer. The Fund will only invest in master demand notes of U.S. issuers. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Fund may invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectuses for all other commercial paper issuers. The Fund will not invest more than 25% of its assets in master demand notes.

Repurchase Agreements. Repurchase agreements have the characteristics of loans by a Fund, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by the Investment Adviser and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Fund may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund; in such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Reverse Repurchase Agreements and Leverage. We may enter into reverse repurchase agreements with Federal Reserve member banks and U.S. securities dealers from time to time. In a reverse repurchase transaction we sell securities and simultaneously agree to repurchase them at a price which reflects an agreed-upon rate of interest. We will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

Reverse repurchase agreements are a form of leverage which increases the opportunity for gain and the risk of loss for a given change in market value. In addition, the gains or losses will cause the net asset value of the Funds' shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities if the opposite party has financial difficulties.

A  Fund's  obligations  under  all  borrowings,   including  reverse  repurchase
agreements, will not exceed one-third of the Fund's net assets.

The use of reverse repurchase agreements is included in the Fund's borrowing policy and is subject to the limit of Section 18(f)(1) of the Investment Company Act of 1940, as amended. During the time a reverse repurchase agreement is outstanding, each Fund that has entered into such an agreement maintains a segregated account with its Custodian containing cash, U.S. government or other liquid high grade debt securities having a value at least equal to the repurchase price under the reverse repurchase agreement.

Other Investment Techniques and Opportunities. The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing overall return, irrespective of how these actions may affect the weight of the particular securities in a Fund. It is not the policy of any of the Funds to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.


Investment Restrictions
Investment restrictions numbered 1 through 10 below have been adopted by the Company as fundamental policies of the Funds. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Fund will operate as a "diversified company" within the meaning of the 1940 Act, except the
Transamerica Premier Aggressive Growth Fund which will operate as a nondiversified fund. The Transamerica Premier Aggressive Growth Fund reserves the right to become a diversified company by limiting the investments in which more than 5% of its total assets are invested. Investment restrictions 11 through 16 may be changed by a vote of the Board of Directors of the Company (the "Board") at any time.

1. Borrowing. Each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1\3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings, not including reverse repurchase agreements, of 5% or more of a Fund's total assets are outstanding, the Fund will not make any additional investments.

2. Lending. No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 331/3% of the Fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

3. 5% Fund Rule. Except for the Transamerica Premier Aggressive Growth Fund, no Fund may purchase securities (other than government securities) of a single issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. With respect to the Transamerica Premier Aggressive Growth Fund, no more than 25% of the Fund's total assets may be invested in the securities of a single issuer (other than cash items and government securities); and with respect to 50% of the Fund's total assets, no more than 5% may be invested in the securities of a single issuer (other than cash items and government securities).

4. 10% Issuer Rule. No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund's investments in government securities and (b) up to 25% of the value of the assets of a Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitation under the 1940 Act.

5. 25% Industry Rule. No Fund may invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry, including non-domestic banks or any foreign government. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities.

6. Underwriting. No Fund may underwrite any issue of securities, except to the extent that the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

7. Real Estate. No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

8. Short Sales. No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

9. Margin Purchases. No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by a Fund.

10. Commodities. No Fund may invest in commodities, except that each Fund may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the Prospectuses.

11. Securities of Other Investment Companies. No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the Fund's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the Fund's total assets would be invested in the securities of any one investment company; or (c) the Fund would own more than 3% of the total securities of any investment company.

12. Invest for Control. No Fund may invest in companies for the purposes of exercising control or management.

13. 3-Year Rule. No Fund may purchase securities (other than government securities) if, as a result of the purchase, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years. This restriction will apply to the entity supplying the revenues from which the issue is to be paid.

14. Affiliated Parties. No Fund may purchase or retain securities of any company if any of the Company's officers or directors or any officer or director of the Investment Adviser who individually own 1/2 of 1% of the company, together own more than 5% of the company.

15. Warrants. No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the value of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange, Inc. (the "NYSE") or the American Stock Exchange. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

16. Restricted and Illiquid Securities. The Funds will each not invest more than 10% of their total assets in securities that are not registered or are offered in an exempt, non-public offering ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"). However, such restriction will not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act or to foreign securities which are offered or sold outside the United States in accordance with Regulation S of the 1933 Act. In addition, no Fund will invest more than 15% of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable, and restricted securities, unless the Investment Adviser determines, based upon a continuing review of the trading markets and available reliable price information for the specific security, that such restricted securities are eligible under Rule 144A and are liquid. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. In no event, will any Fund's investment in illiquid restricted securities, in the aggregate, exceed 15% of its assets. If through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. When no market, dealer, or matrix quotations are available for a security, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will hear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

The Company may make commitments more restrictive than the restrictions listed above with respect to a Fund to permit the sale of shares of the Fund in certain states. If the Company determines that any such commitment is no longer in the best interests of a Fund and its shareholders, the Company will revoke the commitment by terminating the sale of shares of the Fund in the state involved or may otherwise modify its commitment based on a change in the state's restrictions. The percentage limitations in the restrictions listed above apply at the time of purchases of securities.


Management of the Company
The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Each of the officers listed below is an employee of an entity that provides services to the Funds. An asterisk (*) appears before the name of each director who is an "interested person" of the Company, as defined in the 1940 Act.


Name, Address                    Position Held with            Principal Occupations During
& Age                            Transamerica Investors        Past 5 Years
-------------------------------- ----------------------------- --------------------------------------------
Nooruddin S. Veerjee*            Chief Executive Officer       President, Transamerica Life
Insurance and
Transamerica Center              and Chairman of the Board     Annuity Company
("TALIAC"), and President,
1150 S. Olive St.                                              Asset Management Division,
Transamerica
Los Angeles, CA 90015                                          Occidental Life Insurance Company
Age 38                                                         ("TOLIC") since 1993. Formerly Senior
Vice
                                                               President, TOLIC.

Gary U. Rolle'*                  Director                      Chairman and President,
Transamerica
Transamerica Center                                            Income Shares investment company;
1150 S. Olive St.                                              Executive Vice President & Chief
Los Angeles, CA 90015                                          Investment Officer, Transamerica
Age 55                                                         Investment Services ("TIS"); and Chief
                                                               Investment
Officer, TOLIC and TALIAC.

Sidney E. Harris                 Director                      Professor of Management, Peter F.
Drucker
2058 N. Mills Road                                             Management Center, Claremont
Graduate
Suite 428                                                      School. Formerly Dean of the Peter F.
Claremont, CA 91711                                            Drucker Management Center.
Age 47

Charles C. Reed                  Director                      Executive Vice President, Alexander
&
Alexander & Alexander                                          Alexander of California, Inc.
(business
801 S. Figueroa St, Suite 700                                  risk management and insurance
brokerage)
Los Angeles, CA 90017                                          since 1993. Formerly First Vice
President
Age 63                                                         & Director of Marketing, H.F.
Ahmanson &
                                                               Co. (Savings & Loan holding company).

Carl R. Terzian                  Director                      Chairman of Carl Terzian Associates
Carl Terzian Associates                                        (public relations).
12400 Wilshire Blvd, Suite 200
Los Angeles, CA 90025
Age 61

Nicki Bair                       President                     Senior Vice President, TOLIC &
TALIAC
Transamerica Center                                            since 1996. Formerly Vice President,
TOLIC
1150 S. Olive St.                                              & TALIAC.
Los Angeles, CA 90015
Age 41


E. Joy Heckendorf                Senior Vice President         Marketing Director, TALIAC
since 1996.
Transamerica Center                                            Formerly President, Dreyfus Service
1150 S. Olive St.                                              Corporation in 1996. Formerly Vice
Los Angeles, CA 90015                                          President Marketing, , Janus Capital
Age 40                                                         Corporation.


The directors are responsible for major decisions relating to the Funds' objectives, policies and operations pursuant to the Funds' Bylaws, Articles of Incorporation, Maryland law and the 1940 Act. Day to day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. During the interim between quarterly Board meetings, the Executive Committee is empowered to act when necessary for the Board of Directors. The Executive Committee members are Nooruddin S. Veerjee and Gary U. Rolle.'

No officer, director or employee of Transamerica Investment Services, Inc. or Transamerica Occidental Life Insurance Company or any of their affiliates receives any compensation from the Company for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" of the Company receives an annual fee of $10,000, and $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance.

Following is a table of the compensation expected to be paid to all directors during the current fiscal year ending December 31, 1997.

                                                                 Estimated                Total
                                                                   Annual              Compensation
                                  Compensation      Pension     Benefits at            All Related
Name                                  Paid         Benefits      Retirement               Funds
Sidney E. Harris                    $15,000           $0             $0                  $15,000
Charles C. Reed                     $15,000           $0             $0                  $15,000
Carl R. Terzian                     $15,000           $0             $0                  $15,000
Gary U. Rolle'                         $0             $0             $0                     $0
Nooruddin S. Veerjee                   $0             $0             $0                     $0


Investment Advisory and Other Services
Investment Adviser and Administrator. Responsibility for the management and supervision of the Company and its Funds rests with the Board of Directors of Transamerica Investors, Inc. (the "Board"). The Investment Adviser and the Administrator are subject to the direction of the Board.

The Funds' Investment Adviser is Transamerica Investment Services, Inc. (the "Investment Adviser"), 1150 South Olive Street, Los Angeles, California 90015. The Investment Adviser will: (1) supervise and manage the investments of each Fund and direct the purchase and sale of its investment securities; and (2) see that investments follow the investment objectives and comply with government regulations. The Investment Adviser is also responsible for the selection of brokers and dealers to execute transactions for each Fund. Some of these brokers or dealers may be affiliated persons of the Company, the Investment Adviser, Administrator, or the Distributor. Since it is our policy to seek the best price and execution for each transaction, the Investment Adviser may give consideration to brokers and dealers who provide us with statistical information and other services in addition to transaction services. For its services to the Funds, the Investment Adviser receives an Adviser Fee. This fee is based on an annual percentage of the average daily net assets of each Fund. It is accrued daily, and paid monthly.

The Adviser Fee for any Fund may be reduced in any year if the Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified to offer for sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, but it generally excludes brokerage commissions, taxes, interest, and extraordinary expenses.

The Funds' Administrator is Transamerica Occidental Life Insurance Company (the "Administrator"), 1150 South Olive Street, Los Angeles, California 90015. The Administrator will: (1) provide the Funds with administrative and clerical services, including the maintenance of the Funds' books and records; (2) arrange periodic updating of the Funds' prospectus and any supplements; (3) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (4) provide the Funds with adequate office space and all necessary office equipment and services. The Administrator also provides services for the registration of Fund shares with those states and other jurisdictions where its shares are offered or sold.

Transamerica Occidental Life Insurance Company is a wholly-owned subsidiary of Transamerica Insurance Corporation of California. Both Transamerica Insurance Corporation of California and Transamerica Investment Services, Inc. are wholly-owned subsidiaries of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111, one of the nation's largest financial services companies.

Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the Funds' investments. Under its custodian contract with the Company, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Company are held under bank custodianship in accordance with the 1940 Act.

Under a Foreign  Subcustodian  Agreement with State Street,  State Street London
Limited  is   responsible   for  foreign  assets  and   transactions   with  the
transnational depositories of Euroclear and Cedel.

Under a Transfer Agency Agreement, State Street Bank is also responsible for processing redemption requests and crediting dividends to the accounts of shareholders of the Funds.

Distribution of Shares of the Funds. Transamerica Securities Sales Corporation ("TSSC") serves as the principal underwriter of shares of the Funds, which are continuously distributed. Transamerica Financial Resources, Inc. ("TFR") will also distribute shares of the Funds pursuant to a selling agreement with TSSC. Both TSSC and TFR are wholly-owned subsidiaries of Transamerica Insurance Corporation of California, which is a wholly-owned subsidiary of Transamerica Corporation, are registered with the Securities and Exchange Commission as broker/dealers, and are members of the National Association of Securities Dealers, Inc. TSSC may also enter into arrangements whereby Fund shares may be sold by other broker/dealers, which may or may not be affiliated with TFR or TSSC.

The Company has adopted a plan of distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, each Fund makes payments monthly to TSSC based on an annual percentage of the average net value of the assets represented by each class of shares.

For the Investor Shares class, there is an annual 12b-1 distribution fee of .25% of the average daily net assets of the Investor shares of each Fund. This fee covers such expenses as preparation, printing and mailing of the Prospectuses and Statement of Additional Information, as well as sales literature and other media advertising, and related expenses. It can also be used to compensate sales personnel involved with selling the Funds.

From time to time, and for one or more Funds within each class of Shares, the Distributor may waive any or all of these fees at its discretion. Purchases and Redemptions of Shares Detailed information on how to purchase and redeem shares of a Fund is included in the Prospectuses under "How to Buy Shares" and "How to Sell Shares."

The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 10 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check.

Redemptions in Excess of $250,000. If you request a redemption of up to $250,000, the amount will be paid in cash. If you redeem more than $250,000 from any one account in any one Fund in a 90-day period, the entire redemption will be paid in cash if you provide Transamerica with an unconditional instruction to redeem at least 30 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. The date must be a minimum of 30 days after receipt of the instruction by Transamerica. If you have authorized Transamerica to accept such instructions, your instruction may be by telephone or in writing without a signature guarantee. If you have not done so, the instruction must be in writing with all signatures guaranteed. Your shares will be redeemed at the price determined on the date you specify in your instruction and the proceeds will be sent by mail, wire or electronic funds transfer in accordance with the procedures specified in the Prospectuses.

Receipt of your instruction to redeem 30 days prior to the transaction provides the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the Fund and its shareholders.

You may cancel your redemption instruction prior to the transaction date. However, if you do so, Transamerica may not accept an instruction from you to redeem in accordance with this alternative for a period of 90 days from the date of cancellation.

If you do not provide your instruction to redeem 30 days prior to the transaction, Transamerica offers you two alternatives:

 (1) You may redeem up to $250,000 in cash the first day, and the remainder over the next 20 business days at the rate of not less than $50,000 or more than $500,000 per day (and such lesser amount on the last day to redeem all the shares remaining), but not more than $10 million total. The redemption each day will be at the price determined that day. For example, a request to redeem $525,000, or a number of shares worth $525,000, will be effective at $250,000 on the first day, and $50,000 per day for the next five business days, and $25,000 on the last day. A request to redeem $11 million would be effective at $250,000 the first day and $500,000 per day for the next 20 business days ($10.25 million total) and the remaining $750,000 to be redeemed by the delivery of securities.

Since the price is determined not on the date the redemption request is received, but instead on succeeding business days when the redemption is effected, the number of shares redeemed will vary from day to day. The total you will receive over the entire period may be more or less than the amount that you would have received had the redemption been effected on the day your redemption request was received. In the first example above, falling per-share prices could cause the value of the shares on the last day to be less than $25,000, and the redemption on the last day would be only of the shares left in the account.

 (2) In lieu of receiving cash as described earlier, you may elect to receive securities from Transamerica's fund. The securities delivered will be selected at the sole discretion of Transamerica. They will be readily marketable with an active and substantial secondary market given the type of companies involved and the characteristics of the markets in which they trade, but will not necessarily be representative of the entire fund, and will be securities that Transamerica may regard as least desirable. You may incur brokerage costs in converting the securities to cash.

The method of valuing securities used to make the redemptions will be the same as the method of valuing securities described under "Determination of Net Asset Value," page 17, and such valuation will be made as of the same time the redemption price is determined.

These alternatives are designed to lessen the adverse effect of large redemptions on the Fund and its non-redeeming shareholders. For example, assume that a shareholder redeems $1 million on a given day and that the Fund pays him $250,000 in cash and is required to sell securities for $750,000 to raise the remainder of the cash to pay him. The securities valued at $750,000 on the day of the redemption may bring a lower price when sold thereafter, so that more securities may be sold to realize $750,000. In that case, the redeeming shareholder's proceeds would be fixed at $750,000 and the market risk would be imposed on the Fund and its remaining shareholders, who would suffer the loss. By delivering securities instead of cash or staggering the payment of cash, the market risk is imposed on the redeeming shareholder. If securities are delivered, the redeeming shareholder (and not the Fund) bears the brokerage cost of selling them.


Brokerage Allocation
Subject to the direction of the Board, the Investment Adviser has responsibility for making a Fund's investment decisions, for effecting the execution of trades for a Fund and for negotiating any brokerage commissions thereon. It is the Investment Adviser's policy to obtain the best price and execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

The Investment Adviser receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund's securities and advice as to the valuation of securities. The Investment Adviser considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction.

Consistent with federal legislation, the Investment Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Investment Adviser's judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Investment Adviser's opinion as to which services and which means of payment are in the long-term best interests of the Funds. The Investment Adviser will not effect any brokerage transactions in the Funds' securities with any affiliate of the Company, the Investment Adviser, or the Administrator except in accordance with applicable SEC rules.

Certain executive officers of the Investment Adviser also have supervisory responsibility with respect to the securities of the Investment Adviser's own accounts. In placing orders for the purchase and sale of debt securities for a Fund, the Investment Adviser will normally use its own facilities. A Fund and another fund or another advisory client of the Investment Adviser, or the Investment Adviser itself, may desire to buy or sell the name, publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund and the other funds, the relative size of holdings of the same or comparable securities, availability of cash for investment by a Fund and the other funds, and the size of their respective investment commitments.


Determination of Net Asset Value
Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund, and each class of each Fund. In accordance with procedures adopted by the Board, the net asset value per share is calculated by determining the net worth of each Fund (assets, including securities at market value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Standard
Time). Each Fund will compute its net asset value once daily at the close of such trading on each day that the New York Stock Exchange is open for business (as described in the Prospectuses).

In the event that the New York Stock Exchange, the Federal Reserve, or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board will reconsider the time at which net asset value is computed. In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Assets of the Funds are valued as follows:
(a) equity securities and other similar investments ("Equities") listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, Equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices. Equities traded on a foreign exchange will be valued at the official bid price; (b) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Investment Adviser and approved by the Board; (d) options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded; (e) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. (f) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts; (g) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Investment Adviser to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board; and (h) debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost, which approximates market value.

Equities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board.


Performance Information
Performance information for the Funds including the yield and the total return of all Funds, may appear in reports or promotional literature to current or prospective shareholders.

30-Day Yield for Non-Money Market Funds. Quotations of yield for the remaining Funds will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

Yield = 2[({[a-b]/cd} + 1)6 - 1] Where:
a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

Average Annual Total Return for Non-Money Market Funds Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

P(1 + T)n = ERV Where:
P = a hypothetical initial payment of $1,000 T = an average annual total return n = the number years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, 10 year period (or fractional portion thereof)

Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Published Performance. From time to time the Company may publish, or provide telephonically, an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, IBC's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers.

In addition, the Company may from time to time advertise its performance relative to certain indexes and benchmark investments, including:

      the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indexes (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance);
      the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry);
      the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services);
      Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation);
      the Hambrecht & Quist Growth Stock Index;
      the NASDAQ OTC Composite Prime Return;
      the Russell Midcap Index;
      the Russell 2000 Index;
      the ValueLine Composite;
      the Wilshire 4500 Index;
      the Salomon Brothers World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years);
      the Shearson Lehman Brothers Aggregate Bond Index or its component indexes (the Aggregate Bond Index measures the performance of
     Treasury, U.S. government agencies, mortgage and Yankee bonds);
      the S&P Bond indexes (which measure yield and price of corporate, municipal and U.S. government bonds); the J.P. Morgan Global Government Bond Index; IBC's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. government money market funds);
      historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including
     EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data;
      the FT-Actuaries Europe and Pacific Index;
      mutual fund performance indexes published by Morningstar, Inc., Variable Annuity Research & Data Service, the Investment Company Institute, the Investment Company Data, Inc., Media General Financial, and Value Line Mutual Fund Survey; and financial industry analytical surveys, such as Piper Universe.

The composition of the investments in such indexes and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund. These indexes and averages are generally unmanaged and the items included in the calculations of such indexes and averages may be different from those of the equations used by the Company to calculate a Fund's performance figures.

The Funds may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example, unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Fund's investments, and discussions of the Fund's current asset allocation.

From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, expenses, investments, and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Company may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

Taxes
Each Fund intends to qualify and to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The distribution requirement, in order to qualify for that treatment, is that each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income, consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions. The Company must also meet the following additional requirements: (1) The Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) The Fund must derive less than 30% of its gross income each taxable year from gains (without including losses) on the sales or other disposition of securities, or any of the following, that were held for less than three months - options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures, or forwards thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) At the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RIC's, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) At the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S.
government securities or the securities of other RIC's) of any one issuer.

Each Fund will be subject to a nondeductible 4% excise tax on amounts not distributed to shareholders on a timely basis. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Dividends and interest received by each Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect to investments by foreign investors.

Certain of the Funds may invest in the stock of "passive foreign investment companies" ("PFIC's"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) At least 75% of its gross income is passive; or (2) An average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund would be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income would be included in the Fund's investment company taxable income, and accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, that Fund will be required to include income each year to its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Fund; those amounts would be subject to the Distribution Requirement. The ability of a Fund to make this election may be limited.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a Fund. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contract (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

If a Fund satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether that Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund intends that, when it engages in hedging transactions, it will qualify for this treatment, but it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available, a Fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds' activities. Potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any applicable state, local, or foreign taxes.

Other Information
Legal Matters. An opinion of counsel as to the legality of the shares of the Funds has been given by Reid A. Evers.

Independent Auditors. Ernst & Young LLP, 515 S. Flower Street, Los Angeles, California 90071, performs audits of the Funds' financial statements.

Other Information. A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Company and the shares of the Funds discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectuses or this Statement of Additional Information. Statements contained herein concerning the contents of certain other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

Appendix A:  Description of Corporate Bond Ratings
Moody's Investors Service, Inc. and Standard and Poor's Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectuses.

Moody's Investors Service, Inc.
Aaa: Bonds with this rating are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:  Bonds  with  this  rating  generally  lack   characteristics   of  desirable
investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing. Such issues may be in defaul or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody's.

Standard & Poor's Corporation
AAA: This rating is the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB- or better by Standard & Poor's.

Appendix B:  Description of Fixed-Income Instruments
U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less; Treasury Notes have maturities of one to ten years; and Treasury Bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association,
Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks, savings and loan associations or savings banks against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

Bankers' Acceptance. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

Variable Rate, Floating Rate, or Variable Amount Securities. Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Corporate Debt Securities. Corporate debt securities are debt issued by a corporation that pays interest and principal to the holders at specified times.

Asset-Backed Securities. Asset-backed securities are securities which represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

Participation Interests in Loans. A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan's terms.

International Organization Obligations. International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development or international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

Custody Receipts. A Fund may acquire custody receipts in connection with securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. Such custody receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. These custody receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custody receipts are not considered U.S. government securities.

Pass-Through Securities. The Funds may invest in mortgage pass-through securities such as Government National Mortgage Association ("GNMA") certificates or Federal National Mortgage Association ("FNMA") and other mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of investment principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool of pass-through securities. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.

PART C

Other Information

Item 24. Financial Statements and Exhibits

  (a)             Financial Statements

                  Not applicable.

  (b)             Exhibits

         (1)      Amended Articles of Incorporation of Transamerica Investors,
                    Inc.1/5/

         (2)      Amended Bylaws of Transamerica Investors, Inc.2/5/

         (3)      Not Applicable.

         (4)      Not Applicable.

         (5) Form of Investment Advisory and Administrative Services Agreement between Transamerica
                  Investors, Inc. and Transamerica Investment Services, Inc.2/5/

         (6)      (a)   Form of Distribution Agreement between Transamerica
                         Investors, Inc. and
                        Transamerica Securities Sales Corporation ("TSSC").2/

                  (b)   Form of Selling Agreement between TSSC and Transamerica
                         Financial Resources, Inc.2/

                  (c) Form of Operating Agreement between Transamerica Investors, Inc. and Charles Schwab & Co.2/

         (7)      Not Applicable.

         (8)     (a)Form of Custodian Agreement between Transamerica Investors,
                     Inc. and State Street Bank and Trust Company.2/
                                                   -

                  (b)Form of Sub-Custodian Agreement between State Street Bank and Trust Company and State Street London Limited.2/

         (9)      Transfer Agency Agreement between Transamerica Investors, Inc.
                     and Boston Financial Data Services.2/

         (10)     Opinion and Consent of Counsel.2/

         (11)    Not applicable.

         (12)    Not Applicable.

         (13)     Subscription agreement.2/

         (14)     Form of Disclosure Statement and Custodial Account Agreement
                    for Transamerica Investors IRA.2/

         (15)(i)     Form of Plan of Distribution Pursuant to Rule 12b-1.2/

                  (a)  Investor Shares.
                       (1) Transamerica Premier Equity Fund (2) Transamerica Premier Index Fund (3) Transamerica Premier Bond Fund (4) Transamerica Premier Balanced Fund (5) Transamerica
                       Premier Short-Term Government Fund (6) Transamerica Premier Cash Reserve Fund

                  (b)  Adviser Shares.
                       (1) Transamerica Premier Equity Fund (2) Transamerica Premier Index Fund (3) Transamerica Premier Bond Fund (4) Transamerica Premier Balanced Fund (5) Transamerica
                       Premier Short-Term Government Fund (6) Transamerica Premier Cash Reserve Fund

     (15)(ii)  Premier Aggressive Growth Fund 5/
          Premier Small Company Fund 5/


         (16)     Not Applicable.

         (17)     Not Applicable.

         (18)     Form of Multi-Class Plan Pursuant to Rule 18f-3.2/

         (19)     Powers of Attorney.2/5/

1/       Filed with initial registration statement on April 3, 1995.

2/       Filed herewith.Filed with Pre-Effective Amendment No. 1 to this registration statement on August 29, 1995.

3/   Filed with Pre-Effective Amendment No. 2 to this registration statement on September 18, 1995.

4/   Filed with Post-Effective Amendment No. 1 to this registration statement on April 2, 1996.

5/   Filed herewith.





Item 25. Person Controlled by or Under Common Control With the Registrant.

         The Registrant, Transamerica Investors, Inc., is controlled by Transamerica Occidental Life Insurance Company ("Transamerica Occidental"), a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which, in turn is a wholly-owned subsidiary of Transamerica Corporation.

         The following chart indicates the persons controlled by or under common control with Transamerica Corporation:

                    TRANSAMERICA CORPORATION AND SUBSIDIARIES

                     WITH STATE OR COUNTRY OF INCORPORATION


Transamerica Corporation
 ARC Reinsurance Corporation - Hawaii
      Inter-America Corporation - California
      Mortgage Corporation of America - California
      Pyramid Insurance Company, Ltd. - Hawaii
         Pacific Cable Ltd. - Bermuda
            TC Cable, Inc. - Delaware
      River Thames Insurance Company Limited - England
      RTI Holdings, Inc. - Delaware
      Transamerica Airlines, Inc. - Delaware
      Transamerica Asset Management Group, Inc. - Delaware
         Criterion Investment Management Company - Texas
      Transamerica CBO I, Inc. - Delaware
      Transamerica Corporation (Oregon) - Oregon
      Transamerica Delaware, L.P. - Delaware
      Transamerica Finance Group, Inc. - Delaware
         BWAC Twelve, Inc. - Delaware
            Transamerica Insurance Finance Corporation - Maryland
               Transamerica Insurance Finance Company (Europe) - Maryland
            Transamerica Insurance Finance Corporation, California - California
               Transamerica Insurance Finance Corporation, Canada - Ontario Transamerica Finance Corporation - Delaware
            TA Leasing Holding Co., Inc. - Delaware
               Trans Ocean Ltd. - Delaware
                  Trans Ocean Container Corp. - Delaware
                     Cool Solutions, Inc. - Delaware
                     TOD Liquidating Corp. - California
                     TOL S.R.L. - Italy
                     Trans Ocean Leasing Deutschland GMBH - Germany
                     Trans Ocean Leasing PTY Limited - Australia
                     Trans Ocean Management Corporation -
                     Trans Ocean Regional Corporate Holdings - California
                     Trans Ocean SARL - France
                     Trans Ocean Tank Services Corporation - Delaware
                  Trans Ocean Container Finance Corp. - Delaware
               Transamerica Leasing Inc. - Delaware
                  Better Asset Management Company LLC - Delaware
                  Greybox L.L.C. - Delaware
                  Transamerica Leasing Holdings Inc. - Delaware
                     Greybox Services Limited - United Kingdom
                     Intermodal Equipment, Inc. - Delaware
                        Transamerica Leasing N.V. - Belgium
                        Transamerica Leasing SRL - Italy
                     Transamerica Distribution Services Inc. - Delaware Transamerica Leasing Coordination Center - Belgium Transamerica Leasing do Brasil Ltda. - Brazil
                     Transamerica Leasing GmbH - West Germany
                     Transamerica Leasing Limited - United Kingdom
                        ICS Terminals (UK) Limited - United Kingdom
                     Transamerica Leasing Pty. Ltd. - Australia
                     Transamerica Leasing (Canada) Inc. - Canada
                     Transamerica Leasing (HK) Ltd. - Hong Kong
                     Transamerica Leasing (Proprietary) Limited - South Africa
                    Transamerica Tank Container Leasing Pty. Limited - Australia
                     Transamerica Trailer Holdings I Inc. - Delaware Transamerica Trailer Holdings II Inc. - Delaware Transamerica Trailer Holdings III Inc. - Delaware Transamerica Trailer Leasing AB - Sweden
                     Transamerica Trailer Leasing A/S - Denmark.
                     Transamerica Trailer Leasing GmbH - Germany
                     Transamerica Trailer Leasing S.A. - Fra.
                     Transamerica Trailer Leasing S.p.A. - Italy
                     Transamerica Trailer Leasing (Belgium) N.V. - Belg. Transamerica Trailer Leasing (Netherlands) B.V. - Neth. Transamerica Trailer Spain S.A. - Spn.
                     Transamerica Transport Inc. - NJ
            TELColorado Holding Co., Inc. - Delaware
            Transamerica Commercial Finance Corporation, I - Delaware
               BWAC Credit Corporation - Delaware
               BWAC International Corporation - Delaware
               Transamerica Business Credit Corporation - Delaware
                  The Plain Company - Delaware
               Transamerica Global Distribution Finance Corporation - Delaware Transamerica Inventory Finance Corporation - Delaware
                  BWAC Seventeen, Inc. - Delaware
                     Transamerica Commercial Finance Canada, Limited - Ontario
                    Transamerica Commercial Finance Corporation, Canada - Canada
                        TCF Commercial Leasing Corporation, Canada - Ontario
                  BWAC Twenty-One, Inc. - Delaware
                     Transamerica Commercial Holdings Limited - United Kingdom
                        Transamerica Commercial Finance Limited - United Kingdom Transamerica Trailer Leasing Limited - United Kingdom
                  Transamerica Commercial Finance Corporation - Delaware
                     TCF Asset Management Corporation - Colorado
                     Transamerica Joint Ventures, Inc. - Delaware
                  Transamerica Commercial Finance France S.A. - France Transamerica GmbH Inc. - Delaware
                     Transamerica Financieringsmaatschappij B.V. - Netherlands Transamerica GmbH - Germany - Germany
            Transamerica Finance Loan Company - Delaware
            Transamerica Financial Services Holding Company - Delaware
               Arcadia General Insurance Company - Arizona
               Arcadia National Life Insurance Company - Arizona
               First Credit Corporation - Delaware
               Pacific Agency, Inc. - Indiana
               Pacific Agency, Inc. - Nevada
               Pacific Finance Loans - California
               Pacific Service Escrow Inc. - Delaware
               Transamerica Acceptance Corporation - Delaware
                  Transamerica Financial Services Limited, United Kingdom
- United Kingdom
               Transamerica Credit Corporation - Nevada
               Transamerica Credit Corporation (Washington) - Washington Transamerica Financial Consumer Discount Company (Pennsylvania) -
Pennsylvania
               Transamerica Financial Corporation - Nevada
                  Transamerica Financial Services Mortgage Company - Delaware
               Transamerica Financial Professional Services, Inc. - California Transamerica Financial Services - California
                  NAB Services, Inc. - California
               Transamerica Financial Services Company - Ohio
               Transamerica Financial Services Inc. - Hawaii
               Transamerica Financial Services Inc. - Minnesota
               Transamerica Financial Services of Dover, Inc. - Delaware Transamerica Financial Services, Inc. - Alabama
               Transamerica Financial Services, Inc. - British Columbia Transamerica Financial Services, Inc. - New Jersey
               Transamerica Financial Services, Inc. - Texas
               Transamerica Financial Services, Inc. - West Virginia Transamerica Insurance Administrators, Inc. - Delaware Transamerica Mortgage Company - Delaware
         Transamerica Financial Services Finance Co. - Delaware
         Transamerica HomeFirst, Inc. - California
      Transamerica Foundation - California
      Transamerica Information Management Services, Inc. - Delaware
      Transamerica Insurance Corporation of California - California
         Arbor Life Insurance Company - Arizona
         Plaza Insurance Sales, Inc. - California
         Transamerica Advisors, Inc. - California
         Transamerica Annuity Service Corporation - New Mexico
         Transamerica Financial Resources, Inc. - Delaware
            Financial Resources Insurance Agency of Texas - Texas
            TBK Insurance Agency of Ohio, Inc. - Ohio
            Transamerica Financial Resources Insurance Agency of Alabama Inc.
- Alabama
            Transamerica Financial Resources Insurance Agency of Massachusetts Inc. - Massachusetts
         Transamerica International Insurance Services, Inc. - Delaware
            Home Loans and Finance Ltd. - United Kingdom
         Transamerica  Occidental Life Insurance  Company - California  Bulkrich
            Trading Limited - Hong Kong First Transamerica Life Insurance Company - New York NEF Investment Company - California Transamerica Life Insurance and Annuity Company - North Carolina
               Transamerica Assurance Company - Colorado
            Transamerica Life Insurance Company of Canada - Canada
            Transamerica Variable Insurance Fund, Inc. - Maryland
            USA Administration Services, Inc. - Kansas
         Transamerica Products, Inc. - California
            Transamerica Leasing Ventures, Inc. - California
            Transamerica Products II, Inc. - California
            Transamerica Products IV, Inc. - California
            Transamerica Products I, Inc. - California
         Transamerica Securities Sales Corporation - Maryland
         Transamerica Service Company - Delaware
      Transamerica International Holdings, Inc. - Delaware
      Transamerica Investment Services, Inc. - Delaware
         Transamerica Income Shares, Inc. (managed by TA Investment Services)
 - Maryland
      Transamerica LP Holdings Corp. - Delaware
      Transamerica Properties, Inc. - Delaware
         Transamerica Retirement Management Corporation - Delaware
      Transamerica Real Estate Tax Service (A Division of Transamerica Corporation) - N/A
         Transamerica Flood Hazard Certification (A Division of TA Real Estate Tax Service) -
N/A
      Transamerica Realty Services, Inc. - Delaware
         Bankers Mortgage Company of California - California
         Pyramid Investment Corporation - Delaware
         The Gilwell Company - California
         Transamerica Affordable Housing, Inc. - California
         Transamerica Minerals Company - California
         Transamerica Oakmont Corporation - California
         Ventana Inn, Inc. - California
      Transamerica Telecommunications Corporation - Delaware


                      *Designates INACTIVE COMPANIES
                  A Division of Transamerica Corporation
       Limited Partner; Transamerica Corporation is General Partner




Item 26. Numbers of Holders of Securities.

Title of Class           Number of Record Holders
NONE




Item 27.  Indemnification

         Transamerica Investors' Bylaws provide in Article VII as follows:

         Section 1.  OFFICERS,  DIRECTORS,  EMPLOYEES,  AGENTS AND  OTHERS.  The
Corporation shall indemnify its Officers, Directors, employees and agents and any person who serves at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

         (a) Every person who is or has been a Director, Officer, employee or agent of the Corporation and persons who serve at the Corporation's request as Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Director, Officer, employee or agent of the Corporation or of another employee or agent of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation and against amounts paid or incurred by him or her in the settlement thereof.

         (b) The words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (c) No indemnification shall be provided hereunder to a Director, Officer, employee or agent against any liability to the Corporation or its shareholders by reason of willful misfeasance, active and deliberate dishonesty, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         (d) The rights of indemnification herein provided may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any Director, Officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Director, Officer, employee or agent and shall insure to the benefit of the heirs, executors and administrators of such a person.

         (e) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in paragraph (f) of this
         Section 1, unless in the absence of such a decision, a reasonable determination based upon a factual review has been made: (1) by a majority vote of a quorum of non-party Directors who are not "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940; (2) by independent legal counsel approved by the Board of Directors in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or (3) by the shareholders.

         (f) The Corporation  further  undertakes  that  advancement of expenses incurred in the defense of a proceeding by an Officer, Director, or controlling person of the Corporation in advance of the final disposition of the proceeding (upon receipt by the Corporation of: (a) a written affirmation by the Officer, Director, or controlling person of the Corporation of that person's good faith belief that the standard of conduct necessary for indemnification by the Corporation as authorized in the Maryland General Corporation Law has been met; and
         (b) a written undertaking by or on behalf of such person to repay the amount if it shall ultimately be determined that the standard of conduct as stated above has not been met) will not be made absent the fulfillment of at least one of the following conditions: (1) the Corporation is insured against losses arising by reason of any lawful advances; or (2) a majority of a quorum of disinterested, non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnitee will be entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         The directors and officers of Transamerica Investors, Inc. are covered under a Directors and Officers liability program which includes direct coverage to directors and officers and corporate reimbursement to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $5,000,000 for the period from the date of effectiveness of this registration statement to 2/1/96. The primary policy under the program is with ICI Mutual Insurance Company.


Item 28.  Business and Other Connections of the Investment Adviser:

Transamerica Investment Services, Inc. (the "Adviser") is a registered investment adviser. The Adviser is a direct wholly-owned subsidiary of Transamerica Corporation.

Information as to the officers and directors of the Adviser is included in its Form ADV last filed in March 1995 with the Securities and Exchange Commission (registration number 801-7740) and is incorporated herein by reference.


Item 29.  Principal Underwriter

         (a) Transamerica Securities Sales Corporation ("TSSC") serves as the principal underwriter of shares of the Funds.

         (b) TSSC is the principal underwriter for the Registrant. Transamerica Financial Resources, Inc.
("TFR") will also distribute shares of the funds. Set forth below is a list of the directors and officers of TSSC and TFR and their positions with the Registrant.


NAME AND PRINCIPAL                 POSITIONS AND OFFICE         POSITIONS
BUSINESS ADDRESS*                  WITH TSSC                    WITH REGISTRANT

Barbara A. Kelley                  President and Director        None
Regina M. Fink                     Secretary and Director        None
Benjamin Tang                      Treasurer                     None
Nooruddin Veerjee                  Director                      Director & CEO
James B. Roszak                    Director                      None
Dan S. Trivers                     Senior Vice President         None
Nicki Bair                         Vice President               President, CA &
                                                                 CFO
Christopher W. Shaw                Second Vice President        Assistant Vice
                                                                 President

* The principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.



NAME AND PRINCIPAL              POSITIONS AND OFFICES        POSITIONS
BUSINESS ADDRESS*                  WITH TFR                      WITH
REGISTRANT

Barbara A. Kelley                  President and Director        None
Regina M. Fink                     Secretary and Counsel         None
Monica Suryapranata                Treasurer                     None
Gilbert Cronin                     Director                      None
James W. Dederer                   Director                      None
Jeffrey C. Goodrich      Vice President None
John Leon                          Second Vice-President         None
James B. Roszak                    Director                      None
Dan Trivers                        Second Vice President,        None
                               Director of Administration and Chief Compliance
                                   Officer
Ronald F. Wagley                   Director                      None
Kerry Rider                        Compliance  Manager           None
                    Second Vice President and Director of Compliance

* The principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.


Item 30. Location and Accounts and Records

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of:

 Registrant, located at 1150 South Olive, Los Angeles, California 90015-2211; State Street Bank and Trust Company, Registrant's custodian, located at 225 Franklin Street, Boston, Massachusetts 02110; and Boston Financial Data Services, Inc., a subsidiary of State Street, located at 2 Heritage Drive, Quincy, Massachusetts 02171.


Item 31. Management Services

         All management contracts are discussed in Parts A or B.

Items 32. Undertakings

  (a)    Not Applicable.

  (b) Registrant undertakes that it will file a post-effective amendment, using financial statements of a reasonably current date which need not be certified, within four to six months from the commencement of operations of the Funds.

  (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its most recent annual report to shareholders, upon request and without charge.

  (d) Registrant hereby undertakes to call for a meeting of shareholders for the purpose of voting upon the question of removal of one or more of the directors if requested to do so by the holders of at least 10% of a Fund's outstanding shares, and to assist in communication with other shareholders as required by
Section 16(c).

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Investors, Inc. certifies that it meets the requirements of Securities Act Rule 485(ba) for effectiveness if this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on the 11th day of April, 1997.


                          TRANSAMERICA INVESTORS, INC.

                         By: __________________________
                                Nicki Bair
                               President


     As required by the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed by the following persons in the capaciaties and on the date indicated.


Signatures                 Titles                             Date


______________________     Director and Chief   April ___, 1997
Nooruddin Veerjee          Executive Officer


______________________     President  April ____, 1997
Nicki Bair

______________________      Treasurer and         April ____, 1997
Susan Hughes           Chief Accounting Officer

______________________      Chief Financial Officer    April ___, 1997
H. Michael Kim

______________________     Director        April ____, 1997
Sidney E. Harris


______________________     Director       April ___, 1997
Charles C. Reed

_____________________      Director       April ___, 1997
Gary U. Rolle

______________________     Director      April ___, 1997
Carl R. Terzian

Exhibit 1 Amended Articles of Incorporation

TRANSAMERICA INVESTORS, INC.

ARTICLES SUPPLEMENTARY


  Transamerica Investors, Inc., a Maryland corporation, having its principal office in Silver Springs, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

  FIRST: (a) Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article VI of the Articles of Incorporation of the Corporation, as amended (the "Charter"), the Board of Directors has duly divided and classified 750,000,000 Shares of the authorized and unissued Shares of capital stock into the following series and has provided for the issuance of such series:

  Series                              Number of Shares in Series

  Transamerica Premier Equity Fund          50,000,000

  Transamerica Premier Index Fund           50,000,000

  Transamerica Premier Bond Fund            50,000,000

  Transamerica Premier Balanced Fund        50,000,000

  Transamerica Premier Short-Intermediate
       Government Fund                      50,000,000

  Transamerica Premier Cash Reserve Fund    500,000,000

  Any series of Common Stock of the Corporation shall be referred to herein individually as a "Series" and collectively, together with any further series from time to time established, as the "Series."

  (b) The following is a description  of the  preferences,  conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Shares of Common Stock classified into the Series listed above and any additional series of Common Stock of the Corporation (unless provided in the articles supplementary or other charter document classifying or reclassifying such Series):

         (1) Assets Belonging to Series. All consideration received by the Corporation from the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, together with any General Items (as defined below) allocated to that Series as provided in the following sentence, are herein referred to collectively as "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular Series (collectively, "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular Series shall belong to that Series. Each such allocation by or under the supervision of the Board of Directors shall be conclusive and binding for all purposes. No holder of a particular Series shall have any right or claim against the assets belonging to any other Series, except as a holder of the Shares of such other Series.

         (2) Liabilities of Series. The assets belonging to each particular Series shall be charged with the liabilities of the Corporation in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as pertaining to any particular Series shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series are herein referred to collectively as "liabilities of" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by or under the supervision of the Board of Directors shall be conclusive and binding for all purposes.

         (3) Dividends and Distributions. Dividends and capital gains distributions on Shares of a particular Series may be paid with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities of that Series. All dividends on Shares of a particular Series shall be paid only out of the income belonging to that Series and all capital gains distributions on Shares of a particular Series shall be paid only out of the capital gains belonging to that Series. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

              Dividends and distributions may be paid in cash, property or additional Shares of the same or another Series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by Shareholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in Shares shall be paid at the current net asset value thereof.

          (4) Voting. On each matter submitted to a vote of the Shareholders, each holder of Shares shall be entitled to one vote for each Share standing in his name on the books of the Corporation, irrespective of the Series thereof, and all Shares of all Series shall vote as a single class ("Single Class Voting"); provided, however, that as to any matter with respect to which a separate vote of any Series is required by the Investment Company Act of 1940, as amended (the "Investment Company Act") or by the Maryland General Corporation Law, such requirement shall apply and, in that event, the other Series entitled to vote on the matter shall vote together as a single class; and provided, further, that the holders of a particular Series shall not be entitled to vote on any matter which does not affect any interest of that Series, including liquidation of another Series, except as otherwise required by the Investment Company Act or the Maryland General Corporation Law.

          (5) Redemption by Shareholders. Each holder of Shares of a particular Series shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his Shares of that Series, at a redemption price per Share equal to the net asset value per Share of that Series next determined after the Shares are properly tendered for redemption, less such redemption fee or sales charge, if any, as may be established by the Board of Directors in its sole discretion in accordance with any applicable provisions of the Investment Company Act. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act, make payment wholly or partly in securities or other assets belonging to the Series of which the Shares being redeemed are a part, at the value of such securities or assets used in such determination of net asset value.

              Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series to require the Corporation to redeem Shares of that Series during any period or at any time when and to the extent permissible under the Investment Company Act.

          (6) Redemption by Corporation. To the extent and in the manner permitted by the Investment Company Act and the Maryland General Corporation Law, the Board of Directors may cause the Corporation to redeem at their net asset value the Shares of any Series held in the account of any Shareholder having, because of redemptions or exchanges, an aggregate net asset value which is less than the minimum initial investment in that Series specified by the Board of Directors from time to time in its sole discretion.

          (7) Liquidation. In the event of the liquidation of a particular Series, the Shareholders of the Series that is being liquidated shall be entitled to receive, as a class, when and as declared by the Board of Directors, the excess of the assets belonging to that Series over the liabilities of that Series. The holders of Shares of any particular Series shall not be entitled thereby to any distribution upon liquidation of any other Series. The assets so distributable to the Shareholders of any particular Series shall be distributed among such Shareholders in proportion to the number of Shares of that Series held by them and recorded on the books of the Corporation. The liquidation of any particular Series in which there are Shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, and, if required under Maryland or other applicable law, subject to the approval of a majority of the outstanding voting securities of that Series, as defined in the Investment Company Act, and without the vote of the holders of Shares of any other Series. The liquidation of a particular Series may be accomplished, in whole or in part, by the transfer of assets of such Series to another Series or by the exchange of Shares of such Series for the Shares of another Series.

          (8) Net Asset Value Per Share. The net asset value per Share of any Series shall be the quotient obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities of that Series) by the total number of Shares of that Series outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the Investment Company Act. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the Bylaws of the Corporation or in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets belonging to, and the net asset value per Share of outstanding Shares of, each Series, or the net income attributable to such Shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital. Each such determination and allocation shall be conclusive and binding for all purposes.

               The Board of Directors may determine to maintain the net asset value per Share of any Series at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the Investment Company Act for the continuing declaration of income attributable to that Series as dividends and for the handling of any losses attributable to that Series. Such procedures may provide that in the event of any loss, each Shareholder shall be deemed to have contributed to the capital of the Corporation attributable to that Series his pro rata portion of the total number of Shares required to be canceled in order to permit the net asset value per Share of that Series to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Shareholder of the Corporation shall be deemed to have agreed, by his investment in any Series with respect to which the Board of Directors shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

               (9) Conversion or Exchange Rights. Subject to compliance with the requirements of the Investment Company Act, the Board of Directors shall have the authority to provide that holders of Shares of any Series shall have the right to convert or exchange said Shares into Shares of one or more other Series of Shares in accordance with such requirements and procedures as may be established by the Board of Directors.

     (c) The Series identified in paragraph (a) of this Article FIRST and any additional Series of Common Stock (unless otherwise specified in the articles supplementary designating such Series) shall each initially have two classes of Shares, which shall be designated Class A and Class B, each consisting, until further changed, of the lesser of (x) the total number of Shares of each such Series designated and specified in Paragraph (a) above or (y) the number of Shares that could be issued by issuing all of the Shares of that Series currently or hereafter classified less the total number of Shares of all other classes of such Series then issued and outstanding. Any class of a Series of Common Stock shall be referred to herein individually as a "Class" and collectively, together with any further class or classes of such Series from time to time established, as the "Classes".

     (d) The Class A Shares shall be sold directly by the Corporation's principal underwriter, as designated from time to time in accordance with the Investment Company Act. The Class B Shares shall only be available to pension plans, retirement savings plans and other institutional investors and shall be sold by broker-dealers who have entered into selling agreements with the Corporation's principal underwriter. Subject to the foregoing, all Classes of a particular Series of Common Stock of the Corporation shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights with any other Shares of Common Stock of that Series; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (1) Each Class of Shares of a Series may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc.

              (2) Each Class of Shares of a Series may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc.

               (3) Expenses related solely to a particular Class of a Series (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ among the various Classes) shall be borne by that Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

               (4) At such time as may be determined by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the current registration statement relating to a Series, Shares of a particular Class of a Series may be automatically converted into Shares of another Class; provided, however, that such conversion shall be subject, at the election of the Board of Directors, to the continuing availability of a private letter ruling of the Internal Revenue Service or an opinion of counsel to the effect that such conversion does not constitute a taxable event under federal income tax law and shall otherwise be in accordance with the Investment Company Act. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (5) As to any matter with respect to which a separate vote of any Class of a Series is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (3) above), such requirement as to a separate vote by that Class shall apply in lieu of Single Class Voting, and if permitted by the Investment Company Act or the Maryland General Corporation Law, the Classes of more than one Series shall vote together as a single class on any such matter which shall have the same effect on each such Class. As to any matter which does not affect the interest of a particular Class of a Series, only the holders of Shares of the affected Classes of that Series shall be entitled to vote.


     SECOND: The Shares aforesaid have been duly classified by the Board of Directors pursuant to authority and power contained in the Charter of the Corporation. These Articles Supplementary do not increase the aggregate authorized capital stock of the Corporation.

     IN WITNESS WHEREOF, Transamerica Investors, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary
  on                                                      .

  WITNESS:                          TRANSAMERICA INVESTORS, INC.



  ____________________________   By:_____________________________
Reid Evers                              Nicki Bair
Secretary                           President




     THE UNDERSIGNED, President of Transamerica Investors, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                                 --------------------------------
                                 Nicki Bair
                                 President

  Exhibit 2 Amended Bylaws

                     TRANSAMERICA INVESTORS, INC.

                                BYLAWS


                               ARTICLE I

                        MEETING OF SHAREHOLDERS

     Section 1. ANNUAL MEETINGS. The Corporation is not required to hold an annual meeting each year. An annual meeting of shareholders shall be held only in those years in which the election of Directors is required to be acted on under the Investment Company Act of 1940. At each such meeting, any other proper business within the power of shareholders may be transacted. Such annual meeting shall be held on a date and at a time designated by the Board of Directors. If the Corporation is required to hold a meeting of shareholders to elect Directors, such meeting shall be designated an annual meeting and shall be held on such date no later than 120 days after the occurrence of the event requiring the meeting.

     Section 2. SPECIAL MEETINGS. Special meetings of shareholders may be called by the President or by the Board of Directors. Special meetings of shareholders may also be called by the Secretary on the written request of shareholders entitled to cast at least 10 percent of all the votes entitled to be cast at the meeting. Any such request shall state the purposes of the proposed meeting. The Secretary shall inform such shareholders of the reasonably estimated cost of preparing and mailing such notice of the meeting, and upon payment to the Corporation of such costs, the Secretary shall give notice stating the purpose or purposes of the meeting. No special meeting need be called upon the request of the holders of less than a majority of all the votes entitled to be cast at such meeting to consider any matter that is substantially the same as a mater voted upon at any special meeting of the shareholders held during the preceding twelve months.

     Section 3. PLACE OF MEETINGS. All meetings of the shareholders shall be held at such place within or without the State of Maryland as may be fixed by the party or parties making the call as stated in the notice thereof.

     Section 4. NOTICE. Not less than ten nor more than ninety days before the date of every annual or special meeting of shareholders the Secretary or an Assistant Secretary shall give to each shareholder of record notice of such meeting either by mail or by presenting it to him or her personally or by leaving it at his or her residence or usual place of business. Such notice shall be deemed to have been given when deposited in the mail for delivery to the shareholder at the shareholder's address appearing on the books of the Corporation. It shall not be necessary to set forth the business proposed to be transacted in the notice of any annual meeting except that any proposal to amend the Articles of Incorporation of the Corporation shall be set forth in such notice. Notice of a special meeting shall state the purpose or purposes for which it is called.

     Section 5. QUORUM. At all meetings of the shareholders (including meetings of shareholders of a particular series), the presence in person or by proxy of shareholders entitled to cast a majority in number of votes shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum at any meeting, a majority of those shareholders present in person or by proxy may adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as above defined shall be present, whereupon any business may be transacted which might have been transacted at the meeting originally called had the same been held at the time so called.

     Section  6.  VOTING.  A  majority  of  the  votes  cast  at  a  meeting  of shareholders, duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Articles of Incorporation. At all meetings of shareholders, each shareholder shall be entitled to one vote or fraction thereof for each share standing in the shareholder's name on the books of the Corporation on the date for the determination of shareholders entitled to vote at such meeting. On any matter submitted to a vote of shareholders, all shares of the Corporation then issued and outstanding entitled to vote shall be voted in the aggregate and not by class or by series except that (1) when otherwise expressly required by the Maryland General Corporation Law or the Investment Company Act of 1940, shares shall be voted by individual class or series and
  (2) only shares of the respective series or class are entitled to vote on matters concerning only that series or class.

     Section 7. PROXIES. Any shareholder entitled to vote at any meeting of shareholders may vote either in person or by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted. Every proxy shall be in writing subscribed by the shareholder or the shareholder's duly authorized attorney and dated, but need not be sealed, witnessed or acknowledged. All proxies shall be filed with the Secretary or an Assistant Secretary of the Corporation or if the meeting shall so decide, by the Secretary of the meeting. All proxies shall be deemed valid unless challenged at or prior to its exercise with the burden to prove invalidity resting on the challenger. At all meetings of shareholders, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the Chairperson of the meeting.

     Section 8. INFORMAL ACTION BY SHAREHOLDERS. Any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting, if a consent in writing, setting forth such action is signed by each shareholder entitled to vote on the subject matter thereof, each shareholder entitled to notice of the meeting but not entitled to vote at it signs a written waiver of any right to dissent and such consents and waivers are filed with the records of the Corporation.

     Section 9. PRESIDING OFFICER. Shareholders meetings shall be presided over by a Chairperson of the meeting who shall be the Chairperson of the Board of Directors, or if he or she is not present, by the President of the Corporation, or if he or she is not present, by an Officer or Director appointed by the President.

                              ARTICLE II

                          BOARD OF DIRECTORS

     Section 1. POWERS IN GENERAL. The Board of Directors shall have control and management of the affairs, business and properties of the Corporation. The Board of Directors shall have and exercise in the name of the Corporation and on behalf of the Corporation all the rights and privileges legally exercisable by the Corporation except as otherwise provided by law, the Articles of Incorporation or these Bylaws.

     Section 2. POWER TO AUTHORIZE ISSUANCE OF SHARES. The Board of Directors is empowered to authorize the issuance from time to time of shares of the Corporation, whether now or hereafter authorized; provided, however, that the consideration per share to be received by the Corporation upon the issuance or sale of any shares shall be the net asset value per share determined in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission and in conformity with generally accepted accounting practices and principles.

     Section 3. POWER TO DECLARE DIVIDENDS. The Board of Directors is expressly authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose, whether annual or any other period, including daily; to set apart out of any funds of the Corporation such reserves for such purposes as it shall determine and to abolish the same; to declare and pay dividends and distributions on any series by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of shareholders redeeming their entire ownership of shares. Any dividends or distributions may be made in cash or shares or a combination thereof as determined by the Directors or pursuant to any program that the Directors may have in effect at the time for election by each shareholder of the mode of the making of such dividend or distribution to that shareholder.

     Section 4. NUMBER, QUALIFICATIONS, MANNER OF ELECTION AND TERM OF OFFICE. The number of Directors of the Corporation shall be fixed from time to time by a majority of the entire Board of Directors but shall be no less than three nor more than twenty. Directors need not be shareholders. The Board of Directors may from time to time by a majority of the entire Board increase or decrease the number of Directors to such number as it deems expedient not to be less than three nor more than twenty, however, and fill the vacancies so created. The term of office of a Director shall not be affected by any decrease in the number of Directors made by the Board pursuant to the foregoing authorization. Until the first annual meeting of shareholders or until successors are duly elected and qualify, the Board of Directors shall consist of the persons named as such in the Articles of Incorporation. The members of the Board of Directors shall be elected by the shareholders at each annual meeting of shareholders. Each Director shall hold office until the annual meeting next held after the Director's election and until the election and qualification of the Director's successor.

     Section 5. PLACE OF MEETING. The Board of Directors may hold its meetings at such place or places within or without the State of Maryland as the Board may from time to time determine.

     Section 6. ANNUAL MEETINGS. The Board of Directors shall meet for the election of Officers and any other business as promptly as may conveniently
be done after   the adjournment of the annual meeting of shareholders.

     Section 7. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such intervals and on such dates as the Board may from time
to time   designate.

     Section 8. SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at such times and at such places as may be designated at the call of such meeting. Special meetings shall be called by the Secretary or Assistant Secretary at the request of the President or any Director.

     Section 9. NOTICE. Annual and regular meetings of the Board of Directors shall be held without notice. The Secretary or Assistant Secretary shall give, at least twenty-four hours before any special meeting of the Board of Directors, notice of such special meeting to each member of the Board by mail, facsimile, telegram or telephone to member's last known residence or usual place of business. It is not necessary to state in the notice of any special meeting the purpose or business to be transacted at such meeting.

     Section 10.  CONDUCT OF MEETINGS AND BUSINESS.  The Board of
  Directors may adopt such rules and regulations for the conduct of its meetings and the management of the affairs of the Corporation as it may deem proper and not inconsistent with applicable law, the Articles of Incorporation of the Corporation or these Bylaws.

     Section 11. QUORUM. A majority of the Directors then in office shall constitute a quorum at any meeting of the Board of Directors. The action of a majority of Directors present at any meeting at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by statute, the Articles of Incorporation of the Corporation or these Bylaws. In the absence of a quorum at any meeting, a majority of the Directors present may adjourn the meeting from day to day or for such longer periods as they may designate without notice other than by announcement at the meeting. At the adjourned meeting, the Directors may transact any business which might have been transacted at the original meeting.

     Section 12. RESIGNATIONS. Any Director of the Corporation may resign at any time by mailing or delivering written notice to the President or to the Secretary of the Corporation. The resignation of any Director shall take effect at the time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 13. REMOVAL. At any meeting of shareholders duly called for the purpose, any Director may by the vote of a majority of all of the shares entitled to vote be removed from office. At the same meeting, the vacancy in the Board of Directors may be filled by the election of a Director to serve for the remainder of the term and until the election and qualification of the Director's successor.

     Section 14. VACANCIES. Except as otherwise provided by the Investment Company Act of 1940 or other applicable law, any vacancy occurring in the Board of Directors for any cause other than by reason of an increase in the number of Directors may be filled by action of a majority of the remaining members of the Board of Directors although such majority is less than a quorum and any vacancy occurring by reason of an increase in the number of Directors may be filled by action of a majority of the entire Board of Directors. The Board may not elect any Director to fill any vacancy as provided herein unless immediately after filling any such vacancy at least two-thirds of the Directors then holding office shall be those named in the Articles of Incorporation or shall have been elected to such office by the shareholders. If at any time after the first meeting of shareholders of the Corporation, a majority of the Directors in office shall consist of Directors elected by the Board of Directors, a meeting of the shareholders shall be called forthwith, and in any event within sixty (60) days, for the purpose of electing the entire Board of Directors, and the terms of office of the Directors then in office shall terminate upon the election and qualification of such Board of Directors. A Director elected by the Board to fill a vacancy shall be elected to hold office until the next annual meeting of shareholders or until the Director's successor is duly elected and qualifies. Notwithstanding the foregoing, the shareholders may, at any time during the term of such Director elect to fill a vacancy, elect some other person to fill said vacancy and thereupon the election by the Board shall be superseded and such election by the shareholders shall be deemed a filling of the vacancy and not a removal and may be made at any meeting called for such purpose. An appointment of a Director may be made in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Directors, provided that such appointment shall not become effective prior to such retirement, resignation or increase in number of Directors.

     Section 15. COMPENSATION OF DIRECTORS. The Directors may receive a stated salary for their services as Directors, and by Resolution of the Board of Directors, a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity, as an Officer, agent or otherwise, and receiving compensation therefor.

     Section 16. INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at any annual, regular or special meeting of the Board of Directors may be taken at a meeting by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time or without a meeting if a written consent to such action is signed by all members of the Board and such written consent is filed with the minutes of proceedings of the Board.

     Section 17. OFFICERS OF THE BOARD. The Board of Directors may appoint one of its members to serve as Chairperson of the Board of Directors, and may appoint one or more of its members to serve as Vice Chairperson of the Board of Directors.

     Section 18. MAXIMUM AGE. Notwithstanding any other provision of these Bylaws to the contrary, a Director shall cease to serve as a Director as of the end of the calendar year in which the Director attains the age of 68 years.


                              ARTICLE III

                    EXECUTIVE AND OTHER COMMITTEES

     Section 1.  APPOINTMENT AND TERM OF OFFICE OF EXECUTIVE
  COMMITTEE. The Board of Directors, by resolution passed by a vote of a majority of the entire Board, may appoint an Executive Committee, which shall consist of two or more Directors.

     Section 2. VACANCIES IN EXECUTIVE COMMITTEE. Vacancies occurring in the Executive Committee from any cause may be filled by the Board of
Directors at any meeting thereof by a vote of the majority of the entire Board.

     Section 3.  EXECUTIVE COMMITTEE TO REPORT TO BOARD.  All actions by the Executive Committee shall be reported to the Board of Directors at its
 meeting   next succeeding such action.

     Section 4.  PROCEDURE OF EXECUTIVE COMMITTEE.  The Executive
  Committee shall fix its own rules of procedure not inconsistent with these Bylaws or with any directions of the Board of Directors. It shall meet at such times and places and upon such notice as shall be provided by such rules or by resolution of the Board of Directors. The presence of a majority of the members of the Executive Committee at any meeting shall constitute a quorum for the transaction of business and in every case an affirmative vote of a majority of all of the members of the Executive Committee present shall be necessary for the taking of any action.

     Section 5. POWERS OF EXECUTIVE COMMITTEE. During the intervals between the meetings of the Board of Directors, the Executive Committee, except as limited by these Bylaws or by specific directions of the Board of Directors, shall possess and may exercise all the powers of the Board of Directors in the management and direction of the business and conduct of the affairs of the Corporation in such manner as the Executive Committee shall deem to be in the best interest of the Corporation, and shall have power to authorize the Seal of the Corporation to be affixed to all instruments and documents requiring same. Notwithstanding the foregoing, the Executive Committee shall not have the power (a) to elect Directors, (b) to increase or decrease the number of Directors, (c) to declare dividends or other distributions, (d) to issue shares or recommend to shareholders any action requiring shareholder approval,
  (e) to amend or repeal these Bylaws or adopt new Bylaws, (f) to approve or terminate any contract with an investment adviser or principal underwriter as such terms are defined in the Investment Company Act of 1940 or (g) to take any other action required to be taken by the Board of Directors under the Investment Company Act of 1940.

     Section 6. OTHER COMMITTEES. From time to time the Board of Directors may appoint any other Committee or Committees for any purpose or purposes to the extent lawful, which shall have such powers as shall be specified in the resolution of appointment.

     Section 7. COMPENSATION. The members of any duly appointed Committee shall receive such compensation and/or fees as from time to time may be
fixed by the   Board of Directors.

     Section 8. INFORMAL ACTION BY EXECUTIVE COMMITTEE OR OTHER COMMITTEES. Any action required or permitted to be taken at any meeting of the Executive Committee or any other duly appointed Committee may be taken without a meeting if written consent to such action is signed by all members of such Committee and such written consent is filed with the minutes of the proceedings of such Committee.

                              ARTICLE IV

                               OFFICERS

     Section 1. GENERAL PROVISIONS. The Officers of the Corporation shall be the Chief Executive Officer, the President, one or more Vice Presidents, a Treasurer and a Secretary. The Board of Directors shall elect or appoint such other Officers or agents as the business of the Corporation may require including a one or more Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. The same person may hold any two or more Offices except those of President and Vice President.

     Section 2. ELECTION, TERM OF OFFICE AND QUALIFICATIONS. The Officers shall be elected annually by the Board of Directors at its annual meeting following the annual meeting of shareholders, if an annual meeting of shareholders is held. Each Officer shall hold Office until the annual meeting of the Board of Directors in the next year and until the election and qualification of the Officer's successor. Any vacancy in any of the offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting of the Board. The Board of Directors may elect or appoint additional Officers or agents at any regular or special meeting of the Board.

     Section 3. REMOVAL. Any Officer elected by the Board of Directors may be removed with or without cause at any time upon a vote of the majority of the entire Board of Directors, if the Board of Directors, in its judgment, finds that the best interests of the Corporation will be served by such removal. Any other employee of the Corporation may be removed or dismissed at any time by the President.

     Section 4. RESIGNATIONS. Any Officer may resign at any time by giving written notice to the Board of Directors. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 5. VACANCIES. A vacancy in any Office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for regular election or appointment to such Office.

     Section 6. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be the officer who is primarily responsible for the affairs of the
Corporation. The Chief Executive Officer shall report directly to the Board of Directors.

     Section 7. PRESIDENT. The President shall, unless other provisions are made therefor by the Board or Executive Committee, employ and define the duties of all employees of the Corporation and shall have the power to discharge any such employees. The President shall exercise general supervision over the affairs of the Corporation and shall perform such other duties as may be assigned to the President from time to time by the Board of Directors.

     Section 8. VICE PRESIDENT. A Vice President shall have such authority and perform such duties as may be assigned to the Vice President from time to time by the Board of Directors, the Executive Committee or the President.

     Section 9.  SECRETARY.  The  Secretary  shall keep or cause to be kept,  in books provided for the purpose, the minutes of the meetings of the shareholders and of the Board of Directors. The Secretary shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law. The Secretary shall be custodian of the records and of the Seal of the Corporation and shall see that the Seal is affixed to all documents the execution of which on behalf of the Corporation under its Seal is duly authorized. The Secretary shall keep directly or through a Transfer Agent a register of the post office address of each shareholder, and shall be responsible for making all proper changes in such register and retaining and filing the authority for such entries. The Secretary shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed. The Secretary shall perform such other duties as may, from time to time, be assigned to the Secretary by the Board of Directors, the Executive Committee or the President.

     Section 10. TREASURER. The Treasurer shall have supervision of the custody of the funds and securities of the Corporation, subject to the Articles of Incorporation of the Corporation and applicable law. The Treasurer shall submit to the annual meeting of shareholders a statement of the financial condition of the Corporation and whenever required by the Board of Directors shall make and render a statement of the accounts of the Corporation and such other statements as may be required. The Treasurer shall cause to be kept in books of the Corporation full and accurate account of all moneys received and paid out for the account of the Corporation. The Treasurer shall perform such other duties as may be from time to time assigned to the Treasurer by the Board of Directors, the Executive Committee or the President.

     Section 11. ASSISTANT VICE PRESIDENT. An Assistant Vice President shall have such authority and perform such duties as may be assigned to the Assistant Vice President from time to time by the Board of Directors, the Executive Committee or the President.

     Section 12. ASSISTANT SECRETARY. An Assistant Secretary shall, in the absence of the Secretary, perform the duties of the Secretary and shall have such further powers and perform such other duties as may be assigned to the Assistant Secretary from time to time by the Board of Directors, the Executive Committee or the President.

     Section 13. ASSISTANT TREASURER. An Assistant Treasurer shall, in the absence of the Treasurer, perform the duties of the Treasurer and shall have such further powers and perform such other duties as may be assigned to the Assistant Treasurer from time to time by the Board of Directors, the Executive Committee or the President.

     Section 14. SALARIES. The salaries of the Officers shall be fixed from time to time by the Board of Directors. No Officers shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.

                               ARTICLE V

                                SHARES

     Section 1. STOCK LEDGER. A stock ledger shall be kept at the principal office of the Corporation or at the principal office of any Transfer Agent duly appointed by the Board of Directors which shall contain the names and addresses of all the shareholders, the number of shares held by them and a record of all transfers thereof.

     Section 2. ISSUANCE OF SHARES. Shares of stock will be issued without certificates. Fractional shares may be issued.

     Section 3.  CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE.
  The Board of Directors may fix in advance a date as the record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or shareholders to receive payment of any dividend. Such date shall in any case not be more than 60 days, and in case of a meeting of shareholders not less than 10 days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. In lieu of fixing a record date, the Board of Directors may provide that the share transfer books of the Corporation shall be closed for a stated period not to exceed in any case 20 days. If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders such books shall be closed for at least 10 days immediately preceding such meeting.

     Section 4. TRANSFER AGENT; REGULATIONS. The Board of Directors shall have the power and authority to make all such rules and regulations as it may deem expedient concerning the issuance and transfer of shares and may appoint a Transfer Agent for that purpose.

                              ARTICLE VI

             AGREEMENTS, CHECKS, DRAFTS, AND ENDORSEMENTS

     Section 1.  AGREEMENTS.  (a) The  Corporation  may enter into  exclusive or non-exclusive contract(s) for the sale of its shares and may also enter into contracts, including but not limited to investment advisory, management, custodial, transfer agency and administrative services. The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors, subject, however, to the provisions of these Bylaws, applicable federal and state law and the rules and regulations of the Securities and Exchange Commission.

          (b) Subject to and in compliance with the provisions of the General Laws of the State of Maryland respecting interested director transactions and applicable federal law, the Corporation may enter into written underwriting contracts, management contracts and contracts for research, advisory or administrative services with Transamerica Occidental Life Insurance Company, Transamerica Investment Services, Inc., the parents, affiliates or subsidiaries thereof, or their respective successors, or otherwise to do business with such Corporation, notwithstanding the fact that one or more of the Directors of the Corporation and some or all of its Officers are, have been, or may become Directors, Officers, Employees or Stockholders of Transamerica Occidental Life Insurance Company, Transamerica Investment Services, Inc., or their parents, affiliates, subsidiaries or successors, and in the absence of actual fraud the Corporation may deal freely with Transamerica Occidental Life Insurance Company, Transamerica Investment Services, Inc., or their parents, affiliates, subsidiaries or successors, and neither such underwriting contract, management contact or contract for research, advisory or administrative services nor any other contract or transaction between the Corporation and Transamerica Occidental Life Insurance Company, Transamerica Investment Services, Inc. or their parents, affiliates, subsidiaries or successors shall be invalidated or in any way affected thereby, nor shall any Director or Officer of the Corporation be liable to the Corporation or to any shareholder or creditor of the Corporation or to any other person for any loss incurred under or by reason of any such contract or transaction. Anything in the foregoing notwithstanding, no Officer or Director or underwriter or investment adviser of the Corporation shall be protected against any liability to the Corporation or to its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          (c) The Board of Directors or the Executive Committee may authorize any Officer or Officers or agent or agents of the Corporation to enter into any Agreement or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances and, unless so authorized by the Board of Directors or by the Executive Committee or by these Bylaws, no Officer, agent or employee shall have any power or authority to bind the Corporation by any Agreement or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

     Section 2. CHECKS AND DRAFTS. All checks, drafts or orders for the payment of money, notes and other evidences of indebtedness shall be signed by such Officer or Officers, employee or employees, or agent or agents as shall from time to time be designated by the Board of Directors or the Executive Committee, or as may be specified in or pursuant to the agreement between the Corporation and the bank appointed as Custodian, pursuant to the provisions of these Bylaws.

     Section 3.  ENDORSEMENTS, ASSIGNMENTS AND TRANSFER OF
  SECURITIES. All endorsements, assignments, stock powers or other instruments of transfer of securities standing in the name of the Corporation or its nominee or directions for the transfer of securities belonging to the Corporation shall be made by such Officer or Officers, employee or employees, or agent or agents as may be authorized by the Board of Directors or the Executive Committee.

     Section 4. EVIDENCE OF AUTHORITY. Anyone dealing with the Corporation shall be fully justified in relying on a copy of a resolution of the Board of Directors or of any Committee thereof empowered to act which is certified as true by the Secretary or an Assistant Secretary under the Seal of the Corporation.

     Section 5. DESIGNATION OF A CUSTODIAN. The Corporation shall place and at all times maintain in the custody of a Custodian all funds, securities and similar investments owned by the Corporation, with the exception of securities loaned under a properly authorized Securities Loan Agreement. The Custodian shall be a bank having not less than $2,000,000 aggregate capital, surplus and undivided profits and shall be appointed from time to time by the Board of Directors, which shall fix the Custodian's remuneration.

     Section 6.  ACTION UPON TERMINATION OF A CUSTODIAN AGREEMENT.
  Upon termination of a Custodian Agreement or inability of the Custodian to continue to serve, the Board of Directors shall use its best efforts to appoint promptly a successor Custodian, but in the event that no successor Custodian can be found who has the required qualifications and is willing to serve, the Board of Directors shall call as promptly as possible a special meeting of the shareholders to determine whether the Corporation shall function without a Custodian or shall be liquidated. If so directed by vote of the holders of a majority of the outstanding shares, the Custodian shall deliver and pay over all property of the Corporation held by it as specified in such vote.

                              ARTICLE VII

                           BOOKS AND RECORDS

     Section 1. LOCATION. The books and records of the Corporation, including the stock ledger or ledgers, may be kept in or outside the State of Maryland at such office or agency of this Corporation as may be from time to time determined by the Board of Directors.

     Section 2. INSPECTION BY SHAREHOLDERS. The Board of Directors shall, subject to the General Laws of the State of Maryland, have the power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, or any of them, shall be open to the inspection of shareholders.

     Section 3. INSPECTION BY INDEPENDENT PUBLIC ACCOUNTANTS. The books of account of the Corporation shall be examined by an independent firm of public accountants, selected and ratified in accordance with the provisions of the Investment Company Act of 1940, at the close of each annual fiscal period of the Corporation and at such other times, if any, as may be directed by the Board of Directors of the Corporation.

                             ARTICLE VIII

                            INDEMNIFICATION

     Section 1. OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND OTHERS. The Corporation shall indemnify its Officers, Directors, employees and agents and any person who serves at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

(a) Every person who is or has been a Director, Officer, employee or agent of the Corporation and persons who serve at the Corporation's request as Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Director, Officer, employee or agent of the Corporation or of another employee or agent of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation and against amounts paid or incurred by him or her in the settlement thereof.

          (b) The words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (c) No indemnification shall be provided hereunder to a Director, Officer, employee or agent against any liability to the
                 Corporation or its shareholders by reason of willful misfeasance, active and deliberate dishonesty, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          (d) The rights of indemnification herein provided may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any Director, Officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Director, Officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(e) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in paragraph (f) of this Section 1, unless in the absence of such a decision, a reasonable determination based upon a factual review has been made (1) by a majority vote of a quorum of non-party Directors who are not "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940; (2) by independent legal counsel approved by the Board of Directors in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or (3) by the shareholders.

(f) The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding by an Officer, Director or controlling person of the Corporation in advance of the final disposition of the proceeding (upon receipt by the Corporation of:
       (a) a written affirmation by the Officer, Director or controlling person of the Corporation of that person's good faith belief that the standard of conduct necessary for indemnification by the Corporation as authorized in the Maryland General Corporation
       Law has been met; and (b) a written undertaking by or on behalf of such person to repay the amount if it shall ultimately be determined that the standard of conduct as stated above has not been met) will not be made absent the fulfillment of at least one of the following conditions: (1) the Corporation is insured against losses arising by reason of any lawful advances or (2) a majority of a quorum of disinterested, non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnitee will be entitled to indemnification.

                              ARTICLE IX

                             MISCELLANEOUS

Section 1. SEAL. The Seal of the Corporation shall be a disk inscribed with the words TRANSAMERICA INVESTORS, INC.

Section 2. FISCAL YEAR. The fiscal year of the Corporation shall end on the last day of December in each year.

     Section 3. WAIVER OF NOTICE. Whenever, under the provisions of these Bylaws or of any law, an individual is entitled to receive notice of a meeting,
 such   individual waives notice if he or she:

          (a) before or after the meeting signs a waiver of the notice which is filed with the records of the meeting; or

          (b)  is present at the meeting.

                               ARTICLE X

                              AMENDMENTS

     Section 1.  AMENDMENTS BY BOARD OF DIRECTORS.  The Board of
  Directors shall have the power at any regular or special meeting, if notice thereof be included in the notice of such special meeting, to alter, amend or repeal any of these Bylaws of the Corporation and to make new Bylaws for the Corporation.

     Section 2. AMENDMENTS BY SHAREHOLDERS. The shareholders shall have the power, at any annual meeting or at any special meeting, if notice thereof be included in the notice of such special meeting, to alter, amend or repeal any of these Bylaws of the Corporation and to make new Bylaws for the Corporation.

  Exhibit 5 Amended Investment Advisory and Administrative Agreement

                     TRANSAMERICA INVESTORS, INC.

            INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES
  AGREEMENT


   THIS AGREEMENT is made and entered into this 2nd day of October, 1995, by and between Transamerica Investors, Inc., a corporation organized and existing under the laws of the State of Maryland (the "Corporation"), and Transamerica Investment Services, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Adviser").

   WHEREAS, the Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several fundsseries of shares, each pursuing its investment objectives through separate investment policies;

   WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of providing investment advisory services;

   WHEREAS, the Corporation desires to retain the Adviser to render investment management and administrative services with respect to its Premier Aggressive Growth Fund and Premier Small Company Fund, Equity Fund, Premier Index Fund, Premier Bond Fund, Premier Balanced Fund, Premier Short-Intermediate Government Fund, Premier Cash Reserve Fund, and such other funds as the Corporation may establish in the future (the "Funds"); and

   WHEREAS, the Adviser is willing to render such services;

   NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:


  I.    APPOINTMENT AND OBLIGATIONS OF THE ADVISER

   The Adviser is hereby appointed to serve as the investment adviser to the Funds, to provide the investment advisory and administrative services set forth in Section II of this Agreement, subject to the terms of this Agreement and the policies and control of the Corporation's Board of Directors (the "Board"). The Adviser hereby accepts such employment.

   In the event that the Corporation establishes one or more series other than the Funds with respect to which it desires to retain the Adviser to serve as investment adviser hereunder, the Corporation will notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement, it will so notify the Corporation in writing, whereupon such series will become a "Fund" hereunder and will be subject to the provisions of this Agreement to the same extent as the current Funds except to the extent that such provision (including those relating to the compensation payable by such Fund to the Adviser) are modified with respect to such Fund in writing by the Corporation and the Adviser at the time.

   It is understood and agreed that the Adviser will enter into an Administrative Services Agreement with Transamerica Occidental Life Insurance Company (the "Administrator") under which the Administrator will furnish management and administrative personnel and services to assist the Adviser in carrying out its responsibilities under this Agreement including, without limitation, the responsibilities under Sections II.A., II.B., II.C., II.D., II.E., II.F. and II.L. of this Agreement, subject to the provisions of the 1940 Act and the Advisers Act. It is understood and agreed that the Administrator may enter into a Sub-Administration Agreement with State Street Bank and Trust Company (the "Sub-Administrator") under which the Sub-Administrator will furnish certain administrative services to assist the Administrator in carrying out its responsibilities under its Administrative Services Agreement, subject to the provisions of the 1940 Act and the Advisers Act.

   The Adviser shall, for all purposes herein, be deemed to be an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Corporation in any way or otherwise be deemed an agent for the Corporation.

   The Adviser shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Corporation in buying, selling or otherwise disposing of or managing the Corporation's investments, subject to the supervision of the Board.


  II.   DUTIES OF THE ADVISER

   The Corporation employs the Adviser:

   A. to supervise all aspects of the operations of the Corporation and each Fund, including the supervision and coordination of transfer agency, custodial and accounting services; provided however, that nothing herein shall be deemed to relieve or deprive the Board of its responsibilities for and control of the conduct of the affairs of the Corporation and each Fund;

   B. to provide the Corporation and each Fund with such corporate, administrative and clerical personnel (including officers of the Corporation), and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Corporation and each Fund;

   C. to arrange for the periodic preparation, updating, filing and distribution (as applicable) of the Corporation's registration statement, proxy material, tax returns and required reports to each Fund's shareholders and the Securities and Exchange Commission (the "Commission") and other appropriate federal and state regulatory authorities;

 D. to provide the Corporation and each Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items;

 E. to perform other administrative functions for the Corporation as the Board may deem necessary and appropriate including:

        1. computation and publication of each Fund's daily net asset value and daily income;
        2.   computation of each Fund's yields and total returns;
        3. schedule, plan agendas for, and conduct meeting of the directors and shareholders;
        4.   coordinate the efforts of the Corporation's auditors;
        5. maintain corporate records not otherwise maintained by the Corporation's custodian, transfer agent, or accounting agent;
        6. monitor state and federal laws as they may apply to the Corporation and the Funds;
        7. prepare for execution and file all the Corporation's federal, state and local tax returns and required tax filings other than those required to be made by the Corporation's custodian and transfer agent; and
        8. coordinate the efforts of attorneys providing legal advice relating to the Corporation;

   F. to maintain the Corporation's existence, and during such times as the shares of the Corporation are publicly offered, maintain the registration and qualification of the Corporation's shares under federal and state law;

   G. to obtain and evaluate pertinent information about significant developments, including economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds in particular, whether concerning the individual issuers of the securities included in the Funds or the activities in which the issuers engage, or whether concerning the securities that the Adviser considers desirable for inclusion in the Fund;

H. to determine in its discretion which issuers and securities are to be owned or held in the Funds and to report thereon to the Board;

   I. to formulate and implement a continuous investment program for each Fund and regularly report thereon to the Board;

   J. to give instructions to the custodian and/or sub-custodian of the Corporation appointed by the Board, as to deliveries of securities, transfer of currencies or payments of cash for the account of the Corporation, in relation to the matters contemplated by this Agreement;

   K. to take, on behalf of the Corporation, all actions which appear to the Corporation and the Funds necessary to effect the purchase and sale of securities for the Corporation and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Funds; and

L. to arrange for the periodic preparation, updating, filing and distribution
(as           applicable) of the Corporation's state registration statements.


  III.  REPRESENTATIONS AND WARRANTIES

   A.   REPRESENTATIONS AND WARRANTIES OF THE ADVISER

   The Adviser hereby represents and warrants to the Corporation as follows:

        1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

2. Registration. The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement and will immediately notify the Corporation of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser by operation of Section 9(a) of the 1940 Act or otherwise.

        3. Best Efforts. The Adviser at all times shall provide its best judgment and efforts to the Corporation in carrying out its obligations hereunder.

        4. Code of Ethics. The Adviser has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act and will provide the Corporation with a copy of such code of ethics and all subsequent modifications, together with evidence of its adoption. At least annually the Adviser will provide the Corporation with a report describing the implementation of the code of ethics during the immediately preceding twelve (12) month period.


   B.   REPRESENTATIONS AND WARRANTIES OF THE
          CORPORATION AND THE FUNDS

   The Corporation, on behalf of the Funds, hereby represent and warrants to the Adviser as follows:

        1. Due Incorporation and Organization. The Corporation has been duly incorporated under the laws of the state of Maryland and it is authorized to enter into this Agreement and to carry out its terms.

        2. Registration. The Corporation is registered as an investment company with the Commission under the 1940 Act and shares of the Corporation will be registered for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act"), and all applicable state securities laws. Such registrations shall be kept in effect during the term of this Agreement.


  IV.   BROKER-DEALER RELATIONSHIPS

   A.   FUND TRADES

   The Adviser shall place all orders for the purchase and sale of securities for the Funds with brokers and dealers selected by the Adviser, which may, if approved by the Corporation, include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to obtain the most favorable price and execution. The Adviser will engage only those brokers or dealers offering prices and commission rates it believes are reasonable in relation to the benefits received.

   B.   SELECTION OF BROKER-DEALERS

   In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services, prices and commissions (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services, prices and commissions for executing a portfolio transaction for the Funds that is in excess of the amount of the price and commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such price and commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the prices and commissions paid by the Funds to determine if over representative periods of time they were reasonable in relation to the benefits received. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, or any affiliated person of the Corporation or the Adviser, acting as principal in the transaction, except to the extent permitted by the Commission, the 1940 Act, and approved by the Corporation.


   C.   AGGREGATION OF SECURITIES PURCHASES

   The Adviser furnishes investment advice to the Funds as well as other institutional clients, including some investment companies. Some of the Adviser's other clients have investment objectives and programs similar to those of a Fund. Accordingly, occasions may arise when sales or purchases of securities will be consistent with the investment policies of one or more of the Funds and of other clients of the Adviser. If purchases or sales of securities for the Corporation or other clients of the Adviser arise for consideration at or about the same time, the Corporation agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Corporation recognizes that there may be an adverse effect on price.

   It is agreed that, on the occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Corporation, as well as its other clients, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchases for other clients in order to obtain favorable execution and lower brokerage commissions or prices. In that event, the allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Corporation and to such other accounts. The Corporation recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.


  V.    CONTROL BY THE BOARD

   Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Corporation pursuant thereto, shall at all times be subject to any directives of the Board.


  VI.   COMPLIANCE WITH APPLICABLE REQUIREMENTS

   In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

   A. all applicable provisions of the 1940 Act and the rules and regulations thereunder;

 B. the provisions of the registration statement of the Corporation, as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

 C.  the provisions of the Corporation's Articles of Incorporation, as amended;

   D.   the provisions of the Bylaws of the Corporation, as amended; and

   E.   any other applicable provisions of state and federal law.


VII.    COMPENSATION

   For the services to be rendered by the Adviser pursuant to this Agreement, the Corporation shall pay to the Adviser, and the Adviser agrees to accept as full compensation therefor, compensation at the rates specified in Schedule A, which is attached hereto and made a part of this Agreement. The Adviser's compensation shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the daily net assets of each Fund and shall be paid to the Adviser monthly. Prior to performing any services pursuant to this Agreement, the Adviser may elect to waive all or a portion of the compensation that the Adviser would otherwise be entitled to receive pursuant to this Agreement for performing such services.

   No Fund of the Corporation shall be liable for the obligations of any other Fund of the Corporation. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

   In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.


VIII.   EXPENSES

   The expenses in connection with the management of the Funds shall be allocable between the Corporation and the Adviser or the Administrator as follows:

   A.   EXPENSES OF THE CORPORATION

   Except for those expenses agreed to be paid by the Adviser or the Administrator pursuant to Sections VIII.B. and IX of this Agreement, the Corporation shall pay all of its expenses including, without limitation, the following expenses:

        1.   Compensation to be paid to the Adviser pursuant to this Agreement;

        2.   Interest and taxes;

        3. Brokerage commissions and other costs in connection with the purchase or sale of securities, commodities, and other investments for the Corporation, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

        4. Fees and expenses of its directors (other than those who are "interested persons" of the Corporation or the Adviser);

        5. Fees and expenses of the Corporation's independent public accountants;

        6. Transfer agent, custodian, and dividend disbursement agent fees and expenses;

        7. Fees of dividend, accounting and pricing agents appointed by the Corporation;

        8. Fees and expenses related to the registration and qualification of the Corporation and its shares for distribution under state and federal securities laws;

    9.   All costs attributable to investor services, administering shareholder accounts and handling shareholder relations (including, without limitation, telephone and personnel expenses);

        10. Fees and assessments of the Investment Company Institute or any successor organization or other association memberships approved by the Board;

        11.  Expenses of preparing and typesetting prospectuses;

        12. Expenses of printing and mailing prospectuses sent to existing shareholders;

        13. All expenses incident to the payment of any dividend, distribution, or redemption, whether in shares of the Fund or in cash;

        14. Insurance premiums on property or personnel (including, without limitation, officers and directors of the Corporation which inure to its benefit);

        15. Such nonrecurring or extraordinary expenses as may arise, including, without limitation, litigation expenses affecting the Corporation and any indemnification by the Corporation of its officers, directors or agents with respect thereto;

        16. All costs attributable to periodic shareholder reports (including, without limitation, annual and semi-annual reports);

        17.  All costs attributable to proxy solicitations;

        18.  Attorneys' fees of the Corporation; and

        19. Such other expenses that the Board, from time to time, determines are properly payable by the Corporation.


   B.   EXPENSES OF THE ADVISER OR THE ADMINISTRATOR

   The expenses payable by the Adviser or the Administrator are:

        1. The salaries, employment benefits and related costs of those personnel necessary to perform the Adviser's obligations under this
               Agreement;

        2. The expense of providing office space, equipment and facilities for the Corporation; and

        3. The fees and expenses of all directors of the Corporation who are "interested persons" (as defined in the 1940 Act) of the Corporation or of the Adviser and any salaries and employment benefits of the officers of the Corporation who are affiliated persons of the Adviser for acting as officers of the Corporation.


  IX.   EXPENSE PAYMENTS AND LIMITATIONS

   The Adviser believes that it is in the Adviser's best interests that the expenses of the Corporation be capped from time to time. Accordingly, the Adviser agrees to pay expenses related to the operation of the Corporation to the extent necessary to achieve this goal.

   In addition, if the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs and certain other excludable expenses) would exceed the expense limitations imposed on investment companies by an applicable statute or regulatory authority of any jurisdiction in which shares of the Corporation are qualified for offer and sale, the Adviser agrees, unless a waiver is obtained, to reduce its compensation in order to reduce such excess expenses.

X. REPORTS

   The Corporation and the Adviser agree to furnish to each other, as applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.


  XI.   NON-EXCLUSIVITY

   The services of the Adviser to the Corporation are not to be deemed exclusive, and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services to the Corporation are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or directors of the Corporation, and that officers or directors of the Corporation may serve as officers or directors of the Adviser to the extent permitted by law. The officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm, corporation or trust, including other investment companies.


  XII.  CERTAIN RECORDS

   The Adviser shall keep and maintain all books and records with respect to each Fund's investment transactions required by Rule 31a-1 and Rule 2a-7 under the 1940 Act and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser and other entities providing services to the Corporation shall maintain for the Corporation any other information that is required to be filed by the Corporation with the Commission or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Corporation obtains from the Commission. The Adviser agrees that all records that it maintains on behalf of the Corporation are the property of the Corporation and the Adviser will surrender promptly to the Corporation any of such records upon the Corporation's request; provided, however, that the Adviser may retain a copy of such records.

   In addition, for the duration of this Agreement, the Adviser shall preserve for the periods prescribed by Rule 31a-2 and Rule 2a-7 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Adviser upon the termination of this Agreement (or, if there is no successor Adviser, to the Corporation).


XIII.   LIABILITY OF ADVISER AND INDEMNIFICATION

   A.   LIABILITY

   The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser may rely on information reasonably believed by it to be accurate and reliable. The Adviser shall not be liable to the Corporation or to any shareholder of the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except:

        1. for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby;

        2. to the extent specified in Section 36(b) of the 1940 Act concerning losses resulting from a breach of fiduciary duty with respect to the
               Adviser's receipt of compensation; and

        3. for a loss resulting from any breach of any representation and warranty contained in Section III of this Agreement.

   As used in this Section XIII, the term "Adviser" shall include any affiliates of the Adviser performing services for the Corporation contemplated hereby and the directors, officers, employees and other corporate agents of the Adviser and such affiliates.


   B.   INDEMNIFICATION

   In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, to the fullest extent permitted by applicable law, the Corporation hereby agrees to indemnify and hold the Adviser harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of a Fund or otherwise) by the Corporation, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.


XIV.    TERM

   This Agreement  shall not become  effective  unless and until it is approved:
  (a) by the Board, including a majority of directors who are not interested persons of any party to this Agreement, and (b) by the sole shareholder of the Corporation. Having been so approved, this Agreement shall come into full force and effect on the date on which it is executed. This Agreement shall not become effective as to any subsequently created Fund until it has been approved by the Board and the shareholders of such Fund. As to each Fund, the Agreement shall remain in effect (unless terminated as hereinafter provided) until two years from the date of execution.


  XV.   RENEWAL

   Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, so long as such continuance is specifically approved at least annually:

   A. by the vote of a majority of those directors of the Corporation who are not parties to this Agreement or "interested persons" of any such party (as such term is used in Section 15(c) of the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

   B. by either the Board or the vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.


  XVI.  TERMINATION

   This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by vote of a majority of the directors of the Corporation or by vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the Corporation or a Fund, on sixty (60) days' written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days' written notice to the Corporation. This Agreement will automatically and immediately terminate in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act.


  XVII. AMENDMENTS

   This Agreement may be amended at any time or from time to time with respect to any Fund by an instrument in writing signed by a duly authorized officer of the Corporation and by a duly authorized officer of the Adviser, but no amendment to this Agreement shall be effective with respect to any Fund until such amendment is approved:

   A. by the vote of a majority of those directors of the Corporation who are not parties to this Agreement or "interested persons" of any such party (as such term is used in Section 15(c) of the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

   B. by vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the CorporationFund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.


  XVIII. GOVERNING LAW

   This Agreement shall be governed by the laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.


  XIX.  NOTICE

   Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

        To the Adviser at:       Transamerica Investment Services, Inc.
                            1150 South Olive Street
                            Los Angeles, CA 90015

                            Attn:  Corporate Secretary

        To the Corporation at:   Transamerica Investors, Inc.
                            1150 South Olive Street
                            Los Angeles, CA 90015

                            Attn:  Corporate Secretary

   Each such notice, advice or report shall be effective upon receipt or three days after mailing.


  XX.   SEVERABILITY

   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


  XXI.  ENTIRE AGREEMENT

   This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.


  XXII. 1940 ACT

   Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.


                                TRANSAMERICA INVESTORS, INC.


   By:
   Title:
  Attest:




                                TRANSAMERICA INVESTMENT
                                 SERVICES, INC.

                                By:
                                Title:

    Attest:

                              Schedule A
                                to the
       Investment Advisory and Administrative Services Agreement
                                between
                     Transamerica Investors, Inc.
                                  and
                Transamerica Investment Services, Inc.


  Pursuant to Section VII of this Agreement, the Corporation shall pay the Adviser compensation at an effective annual rate as follows:


   Name of Fund                       Annual Rate of Compensation

   Premier Aggressive Growth               0.85% of first $1 billion
                            0.82% of next $1 billion
                              0.80% over $2 billion



   Premier Small Company                   0.85% of first $1 billion
                            0.82% of next $1 billion
                              0.80% over $2 billion

Exhibit 15(i)     Plan of Distribution Pursuant to Rule 12b-1

                            INVESTOR SHARES
              TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND
                              a series of
                     TRANSAMERICA INVESTORS, INC.


                   PLAN OF DISTRIBUTION PURSUANT TO
          RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


   WHEREAS, Transamerica Investors, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

   WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Investor Shares of Transamerica Premier Aggressive Growth Fund (the "Fund"), a series of shares of the Corporation; and

   WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

   NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Investor Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


  I.    COMPENSATION

   A. The Fund is authorized to pay to TSSC, as compensation for TSSC's services as Distributor of the Investor Shares of the Fund, a distribution fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Fund's Investor Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

   B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the
Corporation
  and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

   The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Investor Shares.
  Section II of this 12b- 1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Investor Shares of the Fund exceed the fee set forth in Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in
  Section I.A., TSSC shall be entitled to keep the excess fee.

   The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Investor Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Investor Shares, any distribution expenses incurred by TSSC on behalf of the Investor Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


  II.   EXPENDITURES OF THE DISTRIBUTOR

   As Distributor of the Investor Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Investor Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares;
  (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


  III.  REPORTS

   TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Investor Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

   For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Section 26(b) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


  IV.  TERM

   This 12b-1 Plan shall not become effective unless it first has been approved:

A. by a vote of at least a majority of the outstanding voting securities of the Investor Shares of the Fund (which may consist of the initial sole shareholder); and

B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1
     Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Investor Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

   If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Investor Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


  V.    TERMINATION

   This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Investor Shares of the Fund.



  VI.   AMENDMENTS

   This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Investor Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


  VII.  INDEPENDENT DIRECTORS

   While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


  VIII. DEFINITIONS

   As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


  IX.   RECORDS

   The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


  X.    SEVERABILITY

   If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

   IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

   Date:_________________





                                TRANSAMERICA INVESTORS, INC.


  By:

                                Title:
  Attest:

                            INVESTOR SHARES
                TRANSAMERICA PREMIER SMALL COMPANY FUND
                              a series of
                     TRANSAMERICA INVESTORS, INC.


                   PLAN OF DISTRIBUTION PURSUANT TO
          RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


   WHEREAS, Transamerica Investors, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

   WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Investor Shares of Transamerica Premier Small Company Fund (the "Fund"), a series of shares of the Corporation; and

   WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

   NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Investor Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


  I.    COMPENSATION

   A. The Fund is authorized to pay to TSSC, as compensation for TSSC's services as Distributor of the Investor Shares of the Fund, a distribution fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Fund's Investor Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

   B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the
 Corporation   and TSSC and as approved in the manner specified in Section IV.B.
 of this 12b-1 Plan.

   The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Investor Shares.
  Section II of this 12b- 1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Investor Shares of the Fund exceed the fee set forth in Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in
  Section I.A., TSSC shall be entitled to keep the excess fee.

   The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Investor Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Investor Shares, any distribution expenses incurred by TSSC on behalf of the Investor Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


  II.   EXPENDITURES OF THE DISTRIBUTOR

   As Distributor of the Investor Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Investor Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares;
  (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


  III.  REPORTS

   TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Investor Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

   For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Section 26(b) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


  IV.  TERM

   This 12b-1 Plan shall not become effective unless it first has been approved:

   A. by a vote of at least a majority of the outstanding voting securities of the Investor Shares of the Fund (which may consist of the initial sole shareholder); and

   B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1
     Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval;
       and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Investor Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

   If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Investor Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


  V.    TERMINATION

   This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Investor Shares of the Fund.



  VI.   AMENDMENTS

   This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Investor Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


  VII.  INDEPENDENT DIRECTORS

   While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


  VIII. DEFINITIONS

   As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


  IX.   RECORDS

   The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


  X.    SEVERABILITY

   If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

   IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

   Date:_________________





                                TRANSAMERICA INVESTORS, INC.


  By:

                                Title:
  Attest:

Exhibit 19     Power of Attorney

                           POWER OF ATTORNEY



   The undersigned Treasurer and Chief Accounting Officer of Transamerica Investors, Inc., a Maryland corporation (the "Company"), hereby constitutes and appoints Nicki Bair, Reid Evers, and Donald Radisich and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution to each, for her and on her behalf and in her name, place and stead, to execute and file any of the documents referred to below relating to the registration of the Corporation under the Securities Act of 1933 (the "1933 Act") or the Investment Company Act of 1940 (the "1940 Act"): registration statements on any form or forms under the 1933 Act or the 1940 Act, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set her hand, this 10th day of April, 1997.





  ------------------------------
  Susan Hughes